CASE EQUIPMENT LOAN TRUST 1995-A
$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002      02/15/99
Prepared by Lisa Sorenson Phone 414-636-6184                        07:00 PM

                                                              File: service\us95a
NPV Data Input Section                      IRR Calc                                   16-Feb-99
    Scheduled Cash Flows as of the                  7.562%         Cut-off Date      pool 1           pool 2           pool 3
 End of the Fiscal
     Month                              0      (352,717,651.45)       756,797.64     2,371,485.58       388,224.72       429,627.05
Line 0 is Scheduled                     1         4,418,039.53      3,661,241.89     3,206,468.80     4,175,241.45       567,015.37
 Amount Delinquent                      2         4,012,602.90      4,012,602.90     1,099,498.83     5,183,561.75     4,006,916.68
                                        3         3,907,325.73      3,907,325.73       522,482.88       253,700.36     4,658,746.28
                                        4         5,254,112.46      5,254,112.46       306,799.33       117,514.58        72,926.89
                                        5         6,443,901.17      6,443,901.17       606,640.73        84,003.53       113,262.19
                                        6         5,675,841.78      5,675,841.78       883,015.62        80,877.37       235,350.91
                                        7         9,401,221.89      9,401,221.89       570,751.51       216,338.58        66,463.55
                                        8         5,176,887.89      5,176,887.89       857,724.99       201,135.64       139,863.41
                                        9         7,504,062.59      7,504,062.59       542,540.15       140,645.61       193,139.72
                                       10        25,460,912.46     25,460,912.46     1,147,932.16       173,757.91       105,029.08
                                       11        17,161,198.48     17,161,198.48     6,605,397.17       339,535.07       506,321.26
                                       12         9,725,133.70      9,725,133.70     4,033,809.66       413,809.26       530,840.57
                                       13         5,313,727.52      5,313,727.52     1,703,342.17     2,668,182.81       195,340.68
                                       14         4,141,877.81      4,141,877.81       328,204.87     2,819,314.99     1,560,153.20
                                       15         3,728,364.97      3,728,364.97        62,443.27       128,167.96     2,133,073.38
                                       16         4,893,554.35      4,893,554.35        90,471.49         9,950.38        41,503.85
                                       17         6,214,011.07      6,214,011.07        10,516.11         4,098.18        36,734.53
                                       18         5,387,093.37      5,387,093.37        26,897.34             0.00        21,596.73
                                       19         8,842,052.74      8,842,052.74         1,715.60        11,796.59             0.00
                                       20         4,928,939.62      4,928,939.62        11,931.23        19,409.50         3,546.67
                                       21         7,229,379.49      7,229,379.49        17,752.28         3,319.57        59,678.12
                                       22        25,037,082.60     25,037,082.60         1,715.60             0.00             0.00
                                       23        16,779,221.10     16,779,221.10       119,126.39             0.00         7,695.12
                                       24         9,308,425.49      9,308,425.49        64,494.56        27,910.39        48,094.23
                                       25         4,795,285.30      4,795,285.30        35,254.58        50,115.97            69.03
                                       26         3,781,783.09      3,781,783.09        18,366.93        10,322.30       137,759.04
                                       27         3,273,512.75      3,273,512.75           692.13             0.00        12,811.40
                                       28         4,371,478.35      4,371,478.35             0.00             0.00             0.00
                                       29         5,537,022.24      5,537,022.24             0.00             0.00             0.00
                                       30         4,897,672.87      4,897,672.87             0.00             0.00             0.00
                                       31         8,011,042.60      8,011,042.60             0.00             0.00             0.00
                                       32         4,491,987.98      4,491,987.98             0.00             0.00             0.00
                                       33         6,683,794.29      6,683,794.29             0.00             0.00        39,254.82
                                       34        24,058,728.76     24,058,728.76             0.00             0.00             0.00
                                       35        15,848,613.80     15,848,613.80             0.00             0.00             0.00
                                       36         8,320,850.71      8,320,850.71             0.00             0.00             0.00
                                       37         3,990,580.08      3,990,580.08             0.00             0.00             0.00
                                       38         2,991,922.80      2,991,922.80             0.00             0.00             0.00
                                       39         2,433,481.82      2,433,481.82             0.00             0.00             0.00
                                       40         3,283,542.26      3,283,542.26             0.00             0.00             0.00
                                       41         4,374,194.28      4,374,194.28             0.00             0.00             0.00
                                       42         3,724,329.06      3,724,329.06             0.00             0.00             0.00
                                       43         6,417,821.23      6,417,821.23             0.00             0.00             0.00
                                       44         3,114,191.49      3,114,191.49             0.00             0.00             0.00
                                       45         4,864,826.68      4,864,826.68             0.00             0.00             0.00
                                       46        20,215,309.91     20,215,309.91             0.00             0.00             0.00
                                       47        12,909,728.71     12,909,728.71             0.00             0.00             0.00
                                       48         6,349,954.88      6,349,954.88             0.00             0.00             0.00
                                       49         2,282,299.00      2,282,299.00             0.00             0.00             0.00
                                       50         1,264,180.73      1,264,180.73             0.00             0.00             0.00
                                       51           684,213.18        684,213.18             0.00             0.00             0.00
                                       52         1,214,774.34      1,214,774.34             0.00             0.00             0.00
                                       53         1,940,632.37      1,940,632.37             0.00             0.00             0.00
                                       54         1,492,868.04      1,492,868.04             0.00             0.00             0.00
                                       55         3,355,837.69      3,355,837.69             0.00             0.00             0.00
                                       56         1,372,485.44      1,372,485.44             0.00             0.00             0.00
                                       57         2,427,126.28      2,427,126.28             0.00             0.00             0.00
                                       58        14,388,915.95     14,388,915.95             0.00             0.00             0.00
                                       59         8,159,079.37      8,159,079.37             0.00             0.00             0.00
                                       60         2,986,211.22      2,986,211.22             0.00             0.00             0.00
                                       61           715,159.00        715,159.00             0.00             0.00             0.00
                                       62           236,175.21        236,175.21             0.00             0.00             0.00
                                       63            27,528.60         27,528.60             0.00             0.00             0.00
                                       64            42,207.34         42,207.34             0.00             0.00             0.00
                                       65            47,609.45         47,609.45             0.00             0.00             0.00
                                       66             8,162.69          8,162.69             0.00             0.00             0.00
                                       67           121,075.68        121,075.68             0.00             0.00             0.00
                                       68            15,557.18         15,557.18             0.00             0.00             0.00
                                       69           101,621.40        101,621.40             0.00             0.00             0.00
                                       70           437,852.74        437,852.74             0.00             0.00             0.00
                                       71           196,938.60        196,938.60             0.00             0.00             0.00
                                       72            61,221.73         61,221.73             0.00             0.00             0.00
                                       73            17,674.81         17,674.81             0.00             0.00             0.00

Total Time Balance of Scheduled Cash Flows
                                                418,284,034.69    418,284,034.69    25,247,471.96    17,520,934.47    15,922,813.76

CASE EQUIPMENT LOAN TRUST 1995-A
$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Prepared by Lisa Sorenson Phone 414-636-6184

    Payment Date                                                                                                        16-Feb-99
    Month Begin                                                                                                         01-Jan-99
    Month End                                                                                   28-Feb-95               31-Jan-99

    Days in accrual period (30/360)                                                                                            30

    PART I -- MONTHLY DATA INPUT

    Total Receipts During the Period                                                                                $9,679,360.70

    Warranty Repurchases
        Contracts deferred beyond final maturity date                                                                       $0.00
        Government obligors                                                                                                 $0.00
              Total Warranty Repurchases                                                                                    $0.00

    Total Collections For The Period                                                                                $9,679,360.70

    Miscellaneous Data
        Aggregate Scheduled Amounts 30 - 59 days past due                                                             $965,812.85
        Aggregate Scheduled Amounts 60 days or more past due                                                          $593,325.15
        Net Losses on Liquidated Receivables                                                                                $0.00
        Number of Loans at Beginning of Period                                                                              6,435
        Number of Loans at End of Period                                                                                    5,703
        Repossessed Equipment not Sold or Reassigned (Beginning)                                                            $0.00
        Repossessed Equipment not Sold or Reassigned (End)                                                                  $0.00
        Reinvestment Income                                                                                           $127,806.21
        Pre-Funding Account Reinvestment Income                                                                             $0.00


                                  Page 2 of 10

    PART II -- SERVICING CALCULATIONS                                                                                   16-Feb-99

    1.  Sources and Uses of Collection Account Balance                                    Cut-off Date            pool 1
    Initial Pool Balance                                                                                          $600,998,991.37
    Wtd. Avg. APR                                                                                  7.564%                  7.564%
    Contract Value (Beg. of Month)                                                                                 $31,012,160.85
    Contract Value  (End of Month)                                                        $352,717,651.45          $24,027,847.61
    Contract Value Decline                                                                                          $6,984,313.24

    Total Collections and Investment Income for the period                                                          $9,807,166.91

    Yield Supplement Amount                                                                                                 $0.00
    Negative Carry Amount                                                                                                   $0.00

    Total Distribution Amount (TDA)                                                                                 $9,807,166.91

    Principal Distribution Amount  (PDA)                                                                            $9,257,822.48
    Interest Distribution Amount  (IDA)                                                                               $549,344.43

    1.  Sources and Uses of Collection Account Balance                                     pool 2                  pool 3
    Initial Pool Balance
    Wtd. Avg. APR                                                                                  7.482%                  7.806%
    Contract Value (Beg. of Month)                                                         $17,876,008.80          $16,509,663.84
    Contract Value  (End of Month)                                                         $16,857,195.23          $15,254,968.16
    Contract Value Decline                                                                  $1,018,813.56           $1,254,695.68

    Total Collections and Investment Income for the period

    Yield Supplement Amount
    Negative Carry Amount

    Total Distribution Amount (TDA)

    Principal Distribution Amount  (PDA)
    Interest Distribution Amount  (IDA)

    2.  Calculation of Distributable Amounts
                                                                                                   Cut-off Date    pool 1
    Note Beginning Principal Balance                                                                               $36,916,017.79
    Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
    Noteholders' Share of the Principal Distribution Amount                                                                96.00%
    Noteholders' Principal Distributable Amount                                                                     $8,887,509.58

    Certificate Beginning Principal Balance                                                                         $7,497,866.50
    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
    Certificateholders' Share of the Principal Distribution Amount                                                          4.00%
    Certificateholders' Principal Distributable Amount                                                                $370,312.90

    Interest Accrued on Notes this period                                                           7.30%             $224,572.44
    Noteholders' Interest Carryover Shortfall (Previous Period)                                                             $0.00
    Interest Due (in Arrears) on above Shortfall                                                                            $0.00
    Noteholders' Interest Distributable Amount                                                                        $224,572.44

    Interest Accrued on Certificates this period                                                    7.65%              $47,798.90
    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
    Interest Due (in Arrears) on Above Beginning Shortfall                                                                  $0.00
    Certificateholders' Interest Distributable Amount                                                                  $47,798.90

    3.  Allocation of Total Distribution Amount

    Total Distribution Amount                                                                                       $9,807,166.91

    Administration Fee Shortfall (Previous Period)                                                                          $0.00
    Administration Fee Accrued during this Period                                  $500/qtr.                              $166.67
    Administration Fee Paid this Period from TDA                                                                          $166.67
    Administration Fee Shortfall                                                                                            $0.00

    Total Distribution Amount Remaining                                                                             $9,807,000.24

    Noteholders' Interest Distributable Amount                                                                        $224,572.44
    Noteholders' Interest Paid this Period from TDA                                                                   $224,572.44
    Prelim. Noteholders' Interest Carryover Shortfall                                                                       $0.00

    Total Distribution Amount Remaining                                                                             $9,582,427.80

    Noteholders' Principal Distributable Amount                                                                     $8,887,509.58
    Noteholders' Principal Paid this Period from TDA                                                                $8,887,509.58
    Prelim. Noteholders' Principal Carryover Shortfall                                                                      $0.00


                                  Page 3 of 10


    Total Distribution Amount Remaining                                                                               $694,918.22

    Certificateolders' Interest Distributable Amount                                                                   $47,798.90
    Certificateholders' Interest Paid this Period from TDA                                                             $47,798.90
    Prelim. Certificateholders' Interest Carryover Shortfall                                                                $0.00

    Total Distribution Amount Remaining                                                                               $647,119.32

    Certificateholders' Principal Distributable Amount                                                                $370,312.90
    Certificateholders' Principal Paid this Period from TDA                                                           $370,312.90
    Prelim. Certificateholders' Principal Carryover Shortfall                                                               $0.00

    Total Distribution Amount Remaining                                                                               $276,806.42

    Servicing Fee Shortfall (Previous Period)                                                                               $0.00
    Servicing Fees Accrued during this Period                                                       1.00%              $54,498.19
    Servicing Fees Paid this Period from TDA                                                                           $54,498.19
    Servicing Fee Shortfall                                                                                                 $0.00

    Total Distribution Amount Remaining to Deposit to Spread Acct                                                     $222,308.23

    4.  Reconciliation of Pre-Funding Account

    Beginning Pre-Funding Account Balance                                                                                  ($0.00)

    New Collateral Purchased                                                                                                $0.00
    Deposit to Spread Account                                                                                               $0.00
    Deposit to YSA                                                                                                          $0.00
    Payment to Seller                                                                                                       $0.00

    Ending Pre-Funding Account Balance                                                                                     ($0.00)

    5.  Reconciliation of Yield Supplement Account

    Beginning Yield Supplement Account Balance                                                                      $5,681,958.21

    Receivables Percentage                                                                                               100.000%
    Yield Supplement Amount                                                                                                 $0.00
    Cumulative Yield Supplement Amount                                                                             $15,059,477.79
    Deposit to YSA for purchased collateral                                                                                 $0.00
    Original YSA Balance                                                                                           $21,522,322.00
    Maximum YSA Amount                                                                                             $15,806,006.42
    Required YSA Balance                                                                                            $6,462,844.21
    Interim Ending YSA Balance                                                                                      $5,681,958.21
    YSA Released to Seller                                                                                                  $0.00

    Ending Yield Supplement Account Balance                                                                         $5,681,958.21

    6.  Reconciliation of Negative Carry Account

    Beginning Negative Carry Account Balance                                                                               ($0.00)

    Pre-Funded Percentage                                                                                                  0.000%
    Negative Carry Amount                                                                                                   $0.00
    Cumulative Negative Carry Amount                                                                                  $756,233.52
    Maximum Negative Carry Amount                                                                                           $0.00
    Required Negative Carry Account Balance                                                                                 $0.00
    Interim Ending Negative Carry Account Balance                                                                          ($0.00)
    Negative Carry Amount Released to Seller                                                                                $0.00

    Ending Negative Carry Account Balance                                                                                  ($0.00)


                                  Page 4 of 10

    7.  Distributions from Spread Account

    BeginningSpread Account Balance                                                                                $15,024,974.78
    Deposit to Spread Account from Pre-Funding Account                                                                      $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                              $222,308.23

    Distribution from Spread Account to Noteholders' Distr. Account                                                         $0.00
    Adjustment to Noteholder Interest Carryover Shortfall                                                                   $0.00
    Adjustment to Noteholder Principal Carryover Shortfall                                                                  $0.00

    Prelim. Spread Account Balance Remaining                                                                       $15,247,283.01

    Distribution from Spread Account to Certificateholders' Distr. Account                                                  $0.00
    Adjustment to Certificateholders' Interest Carryover Shortfall                                                          $0.00
    Adjustment to Certificateholders' Principal Carryover Shortfall                                                         $0.00

    Prelim. Spread Account Balance Remaining                                                                       $15,247,283.01

    Cumulative Realized Losses since 28-February-95 (Cut-off Date)                                                  $1,665,617.40
    Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                             NO
    12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                       $0.00
    Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                    NO
    60 day or > Delinquent Scheduled Amounts                                                                          $593,325.15
    Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                         NO
    Are any of the three conditions "YES"?                                                                NO

    Preliminary Note Principal Balance (End of Period)                                                             $28,028,508.21
    Preliminary Certificate Principal Balance (End of Period)                                                       $7,127,553.60
    Preliminary Total Principal Balance of Notes and Certificates                                                  $35,156,061.81

    Specified Spread Acct Balance (Before Distribution of 5.06 (b) (ii))                                           $15,024,974.78
    Greater of:
    (a)  4.00% of Pool Balance at end of Collection Pd; and                                         4.00%           $2,245,600.44

    (b)  2.5% of Initial Balance (Until Outstanding Note and Certificate
           Balance = Spread Account)                                                                2.50%          $15,024,974.78

    Prelim. Spread Account Balance Remaining                                                                       $15,247,283.01
    Prelim. Excess Spread Account Balance                                                                             $222,308.23

    Release from Spread Account to Seller as "Excess Servicing Fee"                Turbo Date                               $0.00
    Release from Spread Account to Noteholders as Principal                                     15-Oct-95             $222,308.23
    Ending Spread Account Balance (after distributions)                                                            $15,024,974.78
    Net Change in Spread Account Balance                                                                                    $0.00

    8.  Ending Balances
    Note Interest Carryover Shortfall  (Ending Balance)                                                                     $0.00
    Note Principal Carryover Shortfall  (Ending Balance)                                                                    $0.00
    Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                      $0.00
    Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                     $0.00

    Note Principal Balance (End of Period)                                                                         $27,806,199.98
    Certificate Principal Balance (End of Period)                                                                   $7,127,553.60
    Total Principal Balance of Notes and Certificates                                                              $34,933,753.58

    Note Pool Factor (End of Period)                                                      $576,000,000.00               0.0482747
    Certificate Pool Factor (End of Period)                                                $24,000,000.00               0.2969814
    Total Notes & Certificates Pool Factor (End of Period)                                                              0.0582229

    Specified Spread Account Balance (after all distributions and adjustments)                                     $15,024,974.78


                                  Page 5 of 10


CASE EQUIPMENT LOAN TRUST 1995-A
STATEMENT TO NOTEHOLDERS

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Payment Date:                                                                                                           16-Feb-99
(1)  Amount of principal being paid on Notes:                                                                       $9,109,817.81
       per $1,000 original principal amount:                                                                          15.81565592

(2)   Amount of interest being paid on Notes:                                                                         $224,572.44
        per $1,000 original principal amount:                                                                          0.38988271

(3)  Pool Balance at end of related Collection Period:                                                             $56,140,011.00

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of notes:                                                                $27,806,199.98
        (ii)  Note Pool Factor:                                                                                         0.0482747

    (b) (i)  Certificate Balance                                                                                    $7,127,553.60
        (ii)  Certificate Pool Factor:                                                                                  0.2969814

(5)  Amount of Servicing Fee:                                                                                          $54,498.19
            per $1,000 Original Pool Balance:                                                                          0.09067934

(6)  Amount of Administration Fee:                                                                                        $166.67
            per $1,000 Original Pool Balance:                                                                          0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                                $0.00

(9)  Amount in Spread Account:                                                                                     $15,024,974.78

(10)  Amount in Pre-Funding Account:                                                                                       ($0.00)

(11)  For the Final payment date with respect to the Funding Period, the                                  NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                                                           $5,681,958.21

(13)  Amount in Negative Carry Account:                                                                                    ($0.00)


                                  Page 6 of 10

CASE EQUIPMENT LOAN TRUST 1995-A

STATEMENT TO CERTIFICATEHOLDERS

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002


Payment Date:                                                                                                           16-Feb-99
(1) Amount of principal being paid or distributed:

    (a)  Notes:                                                                                                     $9,109,817.81
           per $1,000 original principal amount:                                                                      15.81565592

    (b)  Certificates:                                                                                                $370,312.90
           per $1,000 original principal amount:                                                                      15.42970414

    (c)  Total:                                                                                                     $9,480,130.71

(2) Amount of interest being paid or distributed:

    (a)  Notes:                                                                                                       $224,572.44
           per $1,000 original principal amount:                                                                       0.38988271

    (b)  Certificates:                                                                                                 $47,798.90
           per $1,000 original principal amount:                                                                       1.99162079

    (c)  Total:                                                                                                       $272,371.34

(3)  Pool Balance at end of related Collection Period:                                                             $56,140,011.00

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of notes:                                                                $27,806,199.98
        (ii)  Note Pool Factor:                                                                                         0.0482747

    (c) (i)  Certificate Balance                                                                                    $7,127,553.60
        (ii)  Certificate Pool Factor:                                                                                  0.2969814

(5)  Amount of Servicing Fee:                                                                                          $54,498.19
    per $1,000 Original Pool Balance:                                                                                  0.09067934

(6)  Amount of Administration Fee:                                                                                        $166.67
    per $1,000 Original Pool Balance:                                                                                  0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                                $0.00

(9)  Amount in Spread Account:                                                                                     $15,024,974.78

(10)  Amount in Pre-Funding Account:                                                                                       ($0.00)

(11)  For the Final payment date with respect to the Funding Period, the                                  NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                                                           $5,681,958.21

(13)  Amount in Negative Carry Account:                                                                                    ($0.00)


                                  Page 7 of 10

CASE EQUIPMENT LOAN TRUST 1995-A

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE


Payment Date:                                                                                                           16-Feb-99
(1)  Payment of Administration Fee to Administrator:                                                                      $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                             $224,572.44

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                           $9,109,817.81

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                       $47,798.90

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                      $370,312.90

(6)  Payment of Servicing Fee to Servicer:                                                                             $54,498.19

(7)  Deposit to Spread Account:                                                                                       $222,308.23

Check for Error                                                                                           NO ERROR
Sum of Above Distributions                                                                                         $10,029,475.14
Total Distribution Amount plus Turbo                                                                               $10,029,475.14


                                  Page 8 of 10

CASE EQUIPMENT LOAN TRUST 1995-A

SERVICER'S CERTIFICATE

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002


Payment Date:                                                                                                           16-Feb-99
(1)  Total Distribution Amount:                                                                                     $9,807,166.91

(2)  Administration Fee:                                                                                                  $166.67

(3)  Noteholders' Interest Distributable Amount:                                                                      $224,572.44

(4)  Noteholders' Interest Carryover Shortfall:                                                                             $0.00

(5)  Noteholders' Percentage:                                                                                                 96%

(6)  Noteholders' Principal Distributable Amount:                                                                   $9,109,817.81

(7)  Noteholders' Principal Carryover Shortfall:                                                                            $0.00

(8)  Noteholders' Distributable Amount:                                                                             $9,334,390.25

(9)  Certificateholders' Interest Distributable Amount:                                                                $47,798.90

(10)  Certificateholders' Interest Carryover Shortfall:                                                                     $0.00

(11)  Certificateholders' Percentage:                                                                                          4%

(12)  Certificateholders' Principal Distributable Amount:                                                             $370,312.90

(13)  Certificateholders' Principal Carryover Shortfall:                                                                    $0.00

(14)  Certificateholders' Distributable Amount:                                                                       $418,111.80

(15)  Servicing Fee:                                                                                                   $54,498.19

(16)  Deposit to Spread Account (before any distributions of excess):                                                 $222,308.23

(17)  Specified Spread Account Balance (after all distributions and adjustments) :                                 $15,024,974.78
    The greater of:
    (a) 4.00% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs plus                                                                $2,245,600.44

    (b)  2.5% of Initial Balance (Until Outstanding Note and Certificate                                           $15,024,974.78
           Balance = Spread Account)


                                  Page 9 of 10

STATEMENT TO CERTIFICATEHOLDERS

SERVICER'S CERTIFICATE (CONTINUED)

(18)  Spread Account Trigger Tests:
    (a) (i)  Aggregate Realized Losses from the Cutoff Date through
             the end of the related Collection Period:                                                              $1,665,617.40

        (ii) 2.25% of the Original Pool Balance:                                                                   $13,522,477.31

    (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract
             Value of all Receivables as to which the related Finance Equipment
             has been repossessed but in which the receivable has not been liquidated:                                      $0.00

        (ii) 1.65% of the Pool Balance at the beginning of the Collection Period:                                   $1,079,064.25

    (c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
             as of the end of the related Collection Period:                                                          $593,325.15

        (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
             in which the Payment Date occurs:                                                                      $1,263,150.25

(19)  Spread Account Balance over the Specified Spread Account Balance:                                               $222,308.23

(20)  Excess Amount in Spread Account Distributed To:
    (a) Seller:                                                                                                             $0.00
    (b) Seller:  Release of Excess Amount in Yield Supplement Account                                                       $0.00
    (c) Noteholders:                                                                                                  $222,308.23

(21) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account (other than as set forth in (32)(b) above):                                          $0.00

(22) Amount to be withdrawn from the Spread Account and deposited
    into the Certificate Distribution Account:                                                                              $0.00

(23) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                 $56,140,011.00

(24) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of Notes:                                                                 $27,806,199.98
           Note Pool Factor:                                                                                            0.0482747

           Outstanding Principal Balance of the Certificates:                                                       $7,127,553.60
           Certificate Pool Factor:                                                                                     0.2969814

(25)  Aggregate Purchase Amounts for related Collection Period:                                                             $0.00

(26)  Aggregate Amount of Realized Losses for the related Collection Period:                                                $0.00

(27)  Spread Account Balance after giving effect to all distributions:                                             $15,024,974.78

CASE EQUIPMENT LOAN TRUST 1995-B
$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996 $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000 $294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002 $26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Prepared by Lisa Sorenson Phone 414-636-6184


NPV Data Input Section                              IRR Calc                     16-Feb-99
Scheduled Cash Flows as of the                              8.319%               pool 1              pool 2             pool 3
 End of the Fiscal
     Month                            0            (375,056,914.00)            1,597,233.85          462,726.70       1,041,397.02
Line 0 is Scheduled                   1               7,065,483.08             1,536,680.45          482,659.03         698,326.63
 Amount Delinquent                    2               5,497,424.34             1,818,207.17          768,422.02         904,877.11
                                      3               6,911,943.75             3,697,208.86          619,710.59         697,849.80
                                      4              13,755,624.68             4,078,869.27          406,577.99         476,195.11
                                      5              10,320,462.30             4,126,140.59          402,171.21         477,387.18
                                      6               6,063,795.64             4,055,406.10          873,064.81         530,752.37
                                      7               6,187,590.06             3,145,333.56        1,746,176.84         694,565.07
                                      8              10,444,882.53               758,526.43        4,003,230.97       2,143,254.30
                                      9              11,257,480.67               541,947.91          266,714.31       3,710,419.48
                                     10              12,103,680.98               948,505.18          436,730.74         952,141.90
                                     11              13,868,539.05             2,883,216.96          831,079.85         940,865.51
                                     12              11,237,527.54             1,840,237.53          450,809.88         410,112.85
                                     13               7,211,321.42               557,495.84          215,606.31         306,509.72
                                     14               5,108,428.29               397,653.93          359,197.32         298,534.63
                                     15               6,956,327.97             1,058,186.55          264,167.32         166,343.06
                                     16              13,951,027.49             1,317,581.64           89,008.97         102,864.44
                                     17              10,189,666.03             1,320,474.27           80,731.90          77,567.59
                                     18               5,786,133.77             1,674,965.33          477,720.12          90,826.22
                                     19               6,008,036.09             1,620,475.01          849,062.27         202,232.37
                                     20              10,019,601.65               234,916.00        2,575,951.14         964,159.29
                                     21              10,876,927.96               107,723.12          159,368.10       1,967,140.07
                                     22              11,717,351.64               188,463.47          248,979.20         313,986.63
                                     23              13,292,442.97               152,370.74          199,343.86         282,670.12
                                     24              10,769,940.61                78,059.41           67,627.48          36,815.44
                                     25               6,807,002.99                29,284.76           27,428.60          40,414.67
                                     26               4,622,643.12                   531.88           19,070.58          22,892.66
                                     27               6,520,941.54                15,466.48            8,337.26               0.00
                                     28              13,253,785.46                 6,837.09            2,347.11               0.00
                                     29               9,545,425.28                22,529.51            2,347.11               0.00
                                     30               5,316,722.42                72,892.59           24,179.76               0.00
                                     31               5,492,559.12                 9,746.16            2,347.11               0.00
                                     32               9,259,151.29                     0.00           19,605.87          57,013.83
                                     33              10,091,918.30                24,406.27                0.00               0.00
                                     34              10,667,452.02                13,082.34                0.00               0.00
                                     35              11,924,557.05                     0.00                0.00               0.00
                                     36               9,592,980.21                     0.00                0.00               0.00
                                     37               5,571,999.63                     0.00                0.00               0.00
                                     38               3,525,826.06                     0.00                0.00               0.00
                                     39               5,110,243.54                     0.00                0.00               0.00
                                     40              11,200,013.98                     0.00                0.00               0.00
                                     41               7,862,891.62                     0.00                0.00               0.00
                                     42               4,170,368.98                     0.00                0.00               0.00
                                     43               4,180,220.31                     0.00                0.00               0.00
                                     44               7,194,052.79                     0.00                0.00               0.00
                                     45               7,888,376.20                     0.00                0.00               0.00
                                     46               8,111,468.65                     0.00                0.00               0.00
                                     47               8,851,625.45                     0.00                0.00               0.00
                                     48               6,473,689.43                     0.00                0.00               0.00
                                     49               2,558,905.47                     0.00                0.00               0.00
                                     50                 987,593.55                     0.00                0.00               0.00
                                     51               1,988,949.69                     0.00                0.00               0.00
                                     52               6,389,191.39                     0.00                0.00               0.00
                                     53               4,265,291.38                     0.00                0.00               0.00
                                     54               1,579,374.37                     0.00                0.00               0.00
                                     55               1,180,951.76                     0.00                0.00               0.00
                                     56               2,293,132.32                     0.00                0.00               0.00
                                     57               2,688,019.89                     0.00                0.00               0.00
                                     58               2,713,276.68                     0.00                0.00               0.00
                                     59               3,895,027.62                     0.00                0.00               0.00
                                     60               3,049,513.88                     0.00                0.00               0.00
                                     61                 888,385.50                     0.00                0.00               0.00
                                     62                 151,117.06                     0.00                0.00               0.00
                                     63                 381,464.41                     0.00                0.00               0.00
                                     64                 339,379.02                     0.00                0.00               0.00
                                     65                 180,746.13                     0.00                0.00               0.00
                                     66                  87,347.49                     0.00                0.00               0.00
                                     67                  17,948.98                     0.00                0.00               0.00
                                     68                  89,040.34                     0.00                0.00               0.00
                                     69                 217,072.75                     0.00                0.00               0.00
                                     70                  66,233.26                     0.00                0.00               0.00
                                     71                 502,016.97                     0.00                0.00               0.00
                                     72                       0.00                     0.00                0.00               0.00
                                     73                       0.00                     0.00                0.00               0.00

Total Time Balance of Scheduled Cash Flows
                                                    446,347,535.86            39,930,656.25       17,442,502.33      18,608,115.07


                                                                       PAGE -- 1

CASE EQUIPMENT LOAN TRUST 1995-B
$100,000,000 CLASS A-1 5.825% Money Market Asset Backed Notes Due
September 15, 1996 $230,000,000 ClasS A-2 5.95% Asset Backed
Notes Due September 15, 2000 $294,000,000 CLASS A-3 6.15% Asset
Backed Notes Due September 15, 2002 $26,000,000 6.45%
Asset Backed Certificates Due September 15, 2002

Prepared by Sandra Tomlinson Phone 414-636-7833
Payment Date                                                                   16-Feb-99
Month Begin                                                                    01-Jan-99
Month End                                                                      31-Jan-99
Days in accrual period (30/360)                                                       30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                           $7,147,120.60

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                        $0.00
    Government obligors                                                            $0.00
          Total Warranty Repurchases                                               $0.00

Total Collections For The Period                                           $7,147,120.60

Miscellaneous Data
    Aggregate Scheduled Amounts 30 - 59 days past due                        $928,517.76
    Aggregate Scheduled Amounts 60 days or more past due                     $931,132.51
    Net Losses on Liquidated Receivables                                      $12,956.33
    Number of Loans at Beginning of Period                                         7,788
    Number of Loans at End of Period                                               7,446
    Repossessed Equipment not Sold or Reassigned (Beginning)                       $0.00
    Repossessed Equipment not Sold or Reassigned (End)                             $0.00
    Reinvestment Income (including Pre-Funding Account)                      $105,058.31
    Pre-Funding Account Reinvestment Income                                        $0.00


                                                                       PAGE -- 2


PART II -- SERVICING CALCULATIONS                                              16-Feb-99

1.  Sources and Uses of Collection Account Balance                       pool 1
Initial Pool Balance                                                     $650,228,245.97
Wtd. Avg. APR                                                                      8.320
Contract Value (Beg. of Month)                                            $42,158,768.91
Contract Value  (End of Month)                                            $37,750,680.78
Contract Value Decline                                                     $4,408,088.14

Total Collections and Investment Income for the period                     $7,252,178.91

Yield Supplement Amount                                                            $0.00
Negative Carry Amount                                                              $0.00

Total Distribution Amount (TDA)                                            $7,252,178.91

Principal Distribution Amount  (PDA)                                       $6,571,468.13
Interest Distribution Amount  (IDA)                                          $680,710.78

1.  Sources and Uses of Collection Account Balance                        pool 2                     pool 3
Initial Pool Balance
Wtd. Avg. APR                                                                     8.820%                     8.787%
Contract Value (Beg. of Month)                                            $17,253,110.20             $18,347,677.91
Contract Value  (End of Month)                                            $16,142,696.63             $17,294,711.49
Contract Value Decline                                                     $1,110,413.58              $1,052,966.42

Total Collections and Investment Income for the period

Yield Supplement Amount
Negative Carry Amount

Total Distribution Amount (TDA)

Principal Distribution Amount  (PDA)
Interest Distribution Amount  (IDA)

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                               $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                   $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                        0.00%
A-1 Noteholders' Principal Distributable Amount                                    $0.00

A-2 Note Beginning Principal Balance                                               $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                   $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                        0.00%
A-2 Noteholders' Principal Distributable Amount                                    $0.00

A-3 Note Beginning Principal Balance                                      $51,759,556.76
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                   $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                      100.00%
A-3 Noteholders' Principal Distributable Amount                            $6,571,468.13

Certificate Beginning Principal Balance                                   $26,000,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                $0.00
Certificateholders' Share of the Principal Distribution Amount                     0.00%
Certificateholders' Principal Distributable Amount                                 $0.00

Interest Accrued on Class A-1 Notes this period                                    $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
 to A-1 Notes                                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                       $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                 $0.00

Interest Accrued on Class A-2 Notes this period                                    $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
 to A-2 Notes                                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                       $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                 $0.00

Interest Accrued on Class A-3 Notes this period                              $265,267.73
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
 to A-3 Notes                                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                       $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes           $265,267.73

Interest Accrued on Class A-1, A-2, and A-3 Notes this period                $265,267.73
Noteholders' Interest Carryover Shortfall (Previous Period)                        $0.00
Interest Due (in Arrears) on above Shortfall                                       $0.00
Noteholders' Interest Distributable Amount                                   $265,267.73

Interest Accrued on Certificates this period                                 $139,750.00
Certificateholders' Interest Carryover Shortfall (Previous Period)                 $0.00
Interest Due (in Arrears) on Above Shortfall                                       $0.00
Certificateholders' Interest Distributable Amount                            $139,750.00


                                                                       PAGE -- 3


3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                  $7,252,178.91

Administration Fee Shortfall (Previous Period)                                     $0.00
Administration Fee Accrued during this Period                                    $166.67
Administration Fee Paid this Period from TDA                                     $166.67
Administration Fee Shortfall                                                       $0.00

Total Distribution Amount Remaining                                        $7,252,012.24

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                           $0.00
Interest Due (in Arrears) on above Shortfall                                       $0.00
Interest Accrued on Class A-1 Notes this period                                    $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period
 from TDA                                                                          $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-1 Notes                                                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable
 to A-2 Notes                                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                       $0.00
Interest Accrued on Class A-2 Notes this period                                    $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA            $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-2 Notes                                                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable
 to A-3 Notes                                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                       $0.00
Interest Accrued on Class A-3 Notes this period                              $265,267.73
Noteholders' Interest  applicable to A-3 Notes Paid this Period from TDA     $265,267.73
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-3 Notes                                                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)                        $0.00
Interest Due (in Arrears) on above Shortfall                                       $0.00
Interest Accrued on Class A-1, A-2, and A-3 Notes this period                $265,267.73
Noteholders' Interest Paid this Period from TDA                              $265,267.73
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)             $0.00

Total Distribution Amount Remaining                                        $6,986,744.51

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                   $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                            $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                      $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current
 Period)                                                                           $0.00

Total Distribution Amount Remaining                                        $6,986,744.51

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                   $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                            $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                      $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current
 Period)                                                                           $0.00

Total Distribution Amount Remaining                                        $6,986,744.51

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                   $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                    $6,571,468.13
A-3 Noteholders' Principal Distributable Amount Paid from TDA              $6,571,468.13
Prelim. A-3 Noteholders' Principal Carryover Shortfall (Current Period)            $0.00

Total Distribution Amount Remaining                                          $415,276.38

Certificateholders' Interest Carryover Shortfall (Previous Period)                 $0.00
Interest Due (in Arrears) on Above Shortfall                                       $0.00
Interest Accrued on Certificates this period                                 $139,750.00
Certificateholders' Interest Paid this Period from TDA                       $139,750.00
Preliminary Certificateholders' Interest Carryover Shortfall (Current
 Period)                                                                           $0.00

Total Distribution Amount Remaining                                          $275,526.38

Certificateholders' Principal Carryover Shortfall (Previous Period)                $0.00
Certificateholders' Principal Distributable Amount applicable to current
 period                                                                            $0.00
Certificateholders' Principal Distributable Amount Paid from TDA                   $0.00
Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)         $0.00

Total Distribution Amount Remaining                                          $275,526.38


                                                                       PAGE -- 4

Servicing Fee Shortfall (Previous Period)                                          $0.00
Servicing Fees Accrued during this Period                                     $64,799.63
Servicing Fees Paid this Period from TDA                                      $64,799.63
Servicing Fee Shortfall                                                            $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                $210,726.75

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                              $0.00

New Collateral Purchased                                                           $0.00
Deposit to Spread Account                                                          $0.00
Deposit to YSA                                                                     $0.00
Payment to Seller                                                                  $0.00

Ending Pre-Funding Account Balance                                                 $0.00

5.  Reconciliation of Yield Supplement Account

Beginning Yield Supplement Account Balance                                 $1,548,208.68

Receivables Percentage                                                          100.000%
Yield Supplement Amount                                                            $0.00
Cumulative Yield Supplement Amount                                           $575,231.33
Deposit to YSA for purchased collateral                                            $0.00
Original YSA Balance                                                       $2,284,539.32
Maximum YSA Amount                                                         $2,123,440.01
Required YSA Balance                                                       $1,709,307.99
Interim Ending YSA Balance                                                 $1,548,208.68
YSA Released to Seller                                                             $0.00

Ending Yield Supplement Account Balance                                    $1,548,208.68

6.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                           $0.00

Pre-Funded Percentage                                                             0.000%
Negative Carry Amount                                                              $0.00
Cumulative Negative Carry Amount                                             $265,109.61
Maximum Negative Carry Amount                                                      $0.00
Required Negative Carry Account Balance                                            $0.00
Interim Ending Negative Carry Account Balance                                      $0.00
Negative Carry Amount Released to Seller                                           $0.00

Ending Negative Carry Account Balance                                              $0.00

7.  Distributions from Spread Account

Beginning Spread Account Balance                                          $16,255,706.15
Deposit to Spread Account from Pre-Funding Account                                 $0.00
Deposit to Spread Account from Excess Collections over Distributions         $210,726.75

Distribution from Spread Account to Noteholders' Distr. Account                    $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                          $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                          $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                          $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                  $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                  $0.00
Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                  $0.00

Prelim. Spread Account Balance Remaining                                  $16,466,432.90

Distribution from Spread Account to Certificateholders' Distr. Account             $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover
 Shortfall (Current Period)                                                        $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall
 (Current Period)                                                                  $0.00

Prelim. Spread Account Balance Remaining                                  $16,466,432.90


                                                                       PAGE -- 5

Cumulative Realized Losses since 31-August-95 (Cut-off Date)               $2,721,244.77
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                             NO
12*(Realized Losses during Collection Period + Repos at end of Collection
 Period)                                                                     $155,475.96
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                    NO
60 day or > Delinquent Scheduled Amounts                                     $931,132.51
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                         NO
Are any of the three conditions "YES"?                                                NO

A-1 Note Principal Balance (End of Period)                                         $0.00
A-2 Note Principal Balance (End of Period)                                         $0.00
A-3 Note Principal Balance (End of Period)                                $45,188,088.62
Certificate Principal Balance (End of Period)                             $26,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)         $71,188,088.62

Specified Spread Acct Balance                                             $16,255,706.15
Greater of:
(a)  3.75% of Pool Balance at end of Collection Pd; and                    $2,669,553.33

(b)  2.5% of Initial Pool Balance (Until Outstanding Note and
       Certificate Balance = Spread Account)                              $16,255,706.15

Prelim. Spread Account Balance Remaining                                  $16,466,432.90
Prelim. Excess Spread Account Balance                                        $210,726.75

Release from Spread Account to Seller as "Excess Servicing Fee"              $210,726.75
Ending Spread Account Balance (after distributions)                       $16,255,706.15
Net Change in Spread Account Balance                                               $0.00

8.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable
 to A-1 Notes                                                                      $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable
 to A-2 Notes                                                                      $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable
 to A-3 Notes                                                                      $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                 $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                $0.00

A-1 Note Principal Balance (End of Period)                                         $0.00
A-2 Note Principal Balance (End of Period)                                         $0.00
A-3 Note Principal Balance (End of Period)                                $45,188,088.62
Certificate Principal Balance (End of Period)                             $26,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)         $71,188,088.62

A-1 Note Pool Factor (End of Period)                                           0.0000000
A-2 Note Pool Factor (End of Period)                                           0.0000000
A-3 Note Pool Factor (End of Period)                                           0.1537010
Certificate Pool Factor (End of Period)                                        1.0000000
Total Notes & Certificates Pool Factor (End of Period)                         0.1095201

Specified Spread Account Balance (after all distributions and
 adjustments)                                                             $16,255,706.15


                                                                       PAGE -- 6

CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO NOTEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due
September 15,1996 $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000 $294,000,000 Class A-3 6.15% Asset Backed
Notes due September 15, 2002 $26,000,000 6.45% Asset Backed
Certificates due September 15, 2002

Payment Date:                                                                  16-Feb-99
(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                $0.00
           per $1,000 original principal amount:                             $0.00000000

    (b)   A-2 Notes:                                                               $0.00
            per $1,000 original principal amount:                            $0.00000000

    (c)  A-3 Notes:                                                        $6,571,468.13
           per $1,000 original principal amount:                            $22.35193243

    (d)   Total                                                            $6,571,468.13

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                $0.00
           per $1,000 original principal amount:                             $0.00000000

    (b)   A-2 Notes:                                                               $0.00
            per $1,000 original principal amount:                            $0.00000000

    (c)  A-3 Notes:                                                          $265,267.73
           per $1,000 original principal amount:                             $0.90227118

    (d)   Total                                                              $265,267.73

(3) Pool Balance at the end of the related Collection Period              $71,188,088.89

(4) After giving effect to distributions on current Payment Date:

    (a) (i)   outstanding principal amount of A-1 Notes:                           $0.00
        (ii)  A-1 Note Pool Factor:                                            0.0000000

    (b) (i)   outstanding principal amount of A-2 Notes:                           $0.00
        (ii)  A-2 Note Pool Factor:                                            0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                   $45,188,088.62
        (ii)  A-3 Note Pool Factor:                                            0.1537010

    (d) (i)   Certificate Balance                                         $26,000,000.00
        (ii)  Certificate Pool Factor:                                         1.0000000

(5)  Amount of Servicing Fee:                                                 $64,799.63
            per $1,000 Original Pool Balance:                                 0.09965675

(6)  Amount of Administration Fee:                                               $166.67
            per $1,000 Original Pool Balance:                                 0.00025632

(7)  Aggregate Purchase Amounts for Collection Period:                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                  $12,956.33

(9)  Amount in Spread Account:                                            $16,255,706.15

(10)  Amount in Pre-Funding Account:                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the              NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                  $1,548,208.68

(13)  Amount in Negative Carry Account:                                            $0.00


                                                                       PAGE -- 7


CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO CERTIFICATEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due
September 15,1996 $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000 $294,000,000 Class A-3 6.15% Asset Backed
Notes due September 15, 2002 $26,000,000 6.45% Asset Backed
Certificates due September 15, 2002

Payment Date:                                                                             16-Feb-99
(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                $0.00
           per $1,000 original principal amount:                             $0.00000000

    (b)  A-2 Notes:                                                                $0.00
           per $1,000 original principal amount:                             $0.00000000

    (c)  A-3 Notes:                                                        $6,571,468.13
           per $1,000 original principal amount:                            $22.35193243

    (d)  Certificates:                                                             $0.00
           per $1,000 original principal amount:                             $0.00000000

    (e)  Total:                                                            $6,571,468.13

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                $0.00
           per $1,000 original principal amount:                             $0.00000000

    (b)  A-2 Notes:                                                                $0.00
           per $1,000 original principal amount:                             $0.00000000

    (c)  A-3 Notes:                                                          $265,267.73
           per $1,000 original principal amount:                             $0.90227118

    (d)  Certificates:                                                       $139,750.00
           per $1,000 original principal amount:                             $5.37500000

    (e)  Total:                                                              $139,750.00

(3)  Pool Balance at end of related Collection Period:                    $71,188,088.89

(4) After giving effect to distributions on this Payment Date:

    (a) (i)   outstanding principal amount of A-1 Notes:                           $0.00
        (ii)  A-1 Note Pool Factor:                                            0.0000000

    (b) (i)   outstanding principal amount of A-2 Notes:                           $0.00
        (ii)  A-2 Note Pool Factor:                                            0.0000000

    (c) (i)   outstanding principal amount of A-3 Notes:                  $45,188,088.62
        (ii)  A-3 Note Pool Factor:                                            0.1537010

    (d) (i)   Certificate Balance                                         $26,000,000.00
        (ii)  Certificate Pool Factor:                                         1.0000000

(5)  Amount of Servicing Fee:                                                 $64,799.63
    per $1,000 Original Pool Balance:                                        $0.09965675

(6)  Amount of Administration Fee:                                               $166.67
    per $1,000 Original Pool Balance:                                        $0.00025632

(7)  Aggregate Purchase Amounts for Collection Period:                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                  $12,956.33

(9)  Amount in Spread Account:                                            $16,255,706.15

(10)  Amount in Pre-Funding Account:                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the              NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                  $1,548,208.68

(13)  Amount in Negative Carry Account:                                            $0.00


                                                                       PAGE -- 8


CASE EQUIPMENT LOAN TRUST 1995-B

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due
September 15, 1996 $230,000,000 Class A-2 5.95% Asset Backed
Notes due September 15, 2000 $294,000,000 Class A-3 6.15% Asset
Backed Notes due September 15, 2002 $26,000,000 6.45% Asset
Backed Certificates due September 15, 2002

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

Payment Date:                                                                  16-Feb-99
(1)  Payment of Administration Fee to Administrator:                             $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                    $265,267.73

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                  $6,571,468.13

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:             $139,750.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                   $0.00

(6)  Payment of Servicing Fee to Servicer:                                    $64,799.63

(7)  Deposit to Spread Account:                                              $210,726.75

Check for Error                                                                 NO ERROR
Sum of Above Distributions                                                 $7,252,178.91
Total Distribution Amount                                                  $7,252,178.91


                                                                       PAGE -- 9


CASE EQUIPMENT LOAN TRUST 1995-B

SERVICER'S CERTIFICATE

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due
September 15, 1996 $230,000,000 Class A-2 5.95% Asset Backed
Notes due September 15, 2000 $294,000,000 Class A-3 6.15% Asset
Backed Notes due September 15, 2002 $26,000,000 6.45% Asset Backed
Certificates due September 15, 2002


Payment Date:                                                                  16-Feb-99
(1)  Total Distribution Amount:                                            $7,252,178.91

(2)  Administration Fee:                                                         $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:           $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:            $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:           $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:            $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:     $265,267.73

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:            $0.00

(9)  Noteholders' Interest Distributable Amount:                             $265,267.73

(10)  A-1 Noteholders' Monthly Principal Distributable Amount:                     $0.00

(11)  % of Principal Distribution Amount applicable to A-1 Noteholders                0%

(12)  A-1 Noteholders' Principal Carryover Shortfall:                              $0.00

(13)  A-1 Noteholders' Principal Distributable Amount:                             $0.00

(14)  A-2 Noteholders' Monthly Principal Distributable Amount:                     $0.00

(15)  % of Principal Distribution Amount applicable to A-2 Noteholders                0%

(16)  A-2 Noteholders' Principal Carryover Shortfall:                              $0.00

(17)  A-2 Noteholders' Principal Distributable Amount:                             $0.00

(18)  A-3 Noteholders' Monthly Principal Distributable Amount:             $6,571,468.13

(19)  % of Principal Distribution Amount applicable to A-3 Noteholders           100.00%

(20)  A-3 Noteholders' Principal Carryover Shortfall:                              $0.00

(21)  A-3 Noteholders' Principal Distributable Amount:                     $6,571,468.13

(22)  Noteholders' Principal Distributable Amount:                         $6,571,468.13

(23)  Noteholders' Distributable Amount:                                   $6,836,735.86

(24)  Certificateholders' Interest Distributable Amount:                     $139,750.00

(25)  Certificateholders' Interest Carryover Shortfall:                            $0.00

(26)  Certificateholders' Percentage:                                                 0%

(27)  Certificateholders' Principal Distributable Amount applicable to
       current period                                                              $0.00

(28)  Certificateholders' Principal Carryover Shortfall:                           $0.00

(29)  Certificateholders' Principal Distributable Amount:                          $0.00

(30)  Certificateholders' Distributable Amount:                              $139,750.00

(31)  Servicing Fee:                                                          $64,799.63


                                                                      PAGE -- 10

(32)  Deposit to Spread Account (before any distributions of excess):         $210,726.75

(33)  Specified Spread Account Balance (after all distributions and        $16,255,706.15
      adjustments): $16,255,706.15 The greater of
      (a) 3.75% of the Pool Balance at the beginning of the Collection
      Period in which the Payment Date occurs plus                          $2,669,553.33

      (b)  2.5% of Initial Pool Balance (Until Outstanding Note and
           Certificate                                                     $16,255,706.15
           Balance = Spread Account)

(34)  Spread Account Trigger Tests:
      (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date
               through the end of the related Collection Period:            $2,721,244.77

          (ii) 2.25% of the Initial Pool Balance:                          $14,630,135.53

      (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate
               Contract Value of all Receivables as to which the related
               Finance Equipment has been repossessed but in which the
               receivable has not been liquidated:                            $155,475.96

          (ii) 1.65% of the Pool Balance at the beginning of the Collection
               Period:                                                      $1,283,032.69

      (c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
               as of the end of the related Collection Period:                $931,132.51

         (ii) 2.25% of the Pool Balance at the beginning of the Collection
              Period in which the Payment Date occurs:                      $1,601,732.00

(35)  Spread Account Balance over the Specified Spread Account Balance:       $210,726.75

(36)  Excess Amounts Distributed To Seller:
      (a) Release of Excess Amount in Spread Account                          $210,726.75
      (b) Release of Excess Amount in Yield Supplement Account                       0.00
      (c) Release of Excess Amount in Negative Carry Account                         0.00

(37)  Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account                                            $0.00

(38)  Amount to be withdrawn from the Spread Account and deposited
      into the Certificate Distribution Account:                                    $0.00

(39)  Pool Balance as of the opening of business on the first day of
      the Collection Period in which the Payment Date occurs:              $71,188,088.89

(40)  After giving effect to all distributions on such Payment Date:
          Outstanding Principal Balance of A-1 Notes:                               $0.00
          A-1 Note Pool Factor:                                                 0.0000000

          Outstanding Principal Balance of A-2 Notes:                           0.0000000
          A-2 Note Pool Factor:                                                 0.0000000

          Outstanding Principal Balance of A-3 Notes:                       45,188,088.62
          A-3 Note Pool Factor:                                                 0.1537010

          Outstanding Principal Balance of the Certificates:               $26,000,000.00
          Certificate Pool Factor:                                              1.0000000

(41)  Aggregate Purchase Amounts for related Collection Period:                     $0.00

(42)  Aggregate Amount of Realized Losses for the related Collection
      Period:                                                                  $12,956.33

(43)  Spread Account Balance after giving effect to all distributions:     $16,255,706.15


                                                                      PAGE -- 11

CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due
February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184


NPV Data Input Section                      IRR Calc (pool 1)          16-Feb-99
Scheduled cash flows as of the                        8.744%              Pool 1          Pool 2          Pool 3           Pool 4
----------------------------------------------------------------------------------------------------------------------------------
     end of the collection period
Line 0 is scheduled amount               0   (391,313,488.41)       3,663,339.59    1,319,851.97      409,414.72       368,974.27
     delinquent                          1      7,801,356.48        2,524,070.44    1,941,307.78    2,860,244.78       580,964.30
                                         2      5,531,018.13        2,478,335.13      488,449.95    2,686,935.22     2,658,242.89
                                         3      6,292,888.88        2,340,318.60      406,965.79      379,006.02     1,502,603.61
                                         4      6,178,687.37        2,344,374.75      386,271.32      378,166.49       312,812.86
                                         5      6,549,877.43        2,373,291.08      405,875.12      385,989.91       291,748.70
                                         6      5,599,124.19        1,759,118.72      453,994.18      414,706.78       301,881.23
                                         7     11,728,887.23        2,544,389.82      542,456.86      437,478.97       360,851.16
                                         8      6,044,039.29        1,990,520.03      423,791.14      434,166.60       353,669.05
                                         9     14,469,336.82        4,999,864.87      829,125.40      396,625.27       494,826.20
                                        10     19,551,134.56        6,630,551.69      923,987.95      561,037.15       417,167.34
                                        11     23,450,395.65        7,723,277.09    1,418,285.62      777,531.64       484,247.22
                                        12      8,097,611.75        2,218,622.12    2,447,434.70      649,073.54       401,872.44
                                        13      5,524,121.98        1,066,845.29    1,446,362.55    2,355,178.09       434,691.18
                                        14      5,571,124.03        1,019,764.00      190,512.03    2,095,327.33     2,261,593.76
                                        15      5,781,966.02          693,606.88      103,413.63       87,524.68     1,133,205.76
                                        16      5,757,754.54          679,808.18       91,661.62       68,097.63        83,393.93
                                        17      6,057,843.66          707,029.17       84,862.47       65,860.21        68,579.53
                                        18      5,144,760.40          491,643.95      135,028.94       91,891.78        65,743.09
                                        19     10,457,010.15          867,964.90      216,413.33       58,478.88        94,723.76
                                        20      5,678,703.73          692,718.93       56,937.52       90,688.41        88,644.73
                                        21     14,170,346.24        2,558,286.13      321,633.09       71,555.48       186,585.89
                                        22     19,198,808.36        3,516,778.44      349,320.15      157,665.23       133,141.39
                                        23     23,041,630.90        4,333,391.73      659,840.13      268,906.96       148,572.66
                                        24      7,767,922.51          901,116.65    1,268,735.54      244,902.97        91,046.12
                                        25      5,180,140.04          221,894.17      440,243.67    1,078,677.58       169,688.06
                                        26      5,169,577.15           82,327.06       39,467.19      980,694.38     1,050,241.99
                                        27      5,402,025.15           56,345.03        1,838.94       34,013.41       536,650.68
                                        28      5,315,366.24           45,064.02       13,247.54       11,334.78         4,273.84
                                        29      5,562,394.55           19,453.51        3,460.44       11,054.43        13,732.69
                                        30      4,707,758.31            2,578.63        7,838.94        9,265.88           684.40
                                        31      9,584,364.45           16,930.92       25,800.04            0.00           684.40
                                        32      5,180,927.58           30,160.45        1,838.94            0.00           684.40
                                        33     13,345,422.82          112,826.59        1,838.94       20,280.67        12,398.07
                                        34     18,045,607.49          235,603.59        1,838.94            0.00           684.40
                                        35     21,782,339.07           99,834.51      123,811.32       21,953.09           684.40
                                        36      6,814,608.24                0.00       39,838.02       51,534.41           684.40
                                        37      4,373,791.80            7,703.97            0.00       12,421.58        33,402.35
                                        38      4,306,308.12                0.00            0.00            0.00        24,503.90
                                        39      4,336,181.80                0.00            0.00            0.00             0.00
                                        40      4,235,875.01                0.00            0.00            0.00             0.00
                                        41      4,212,914.29                0.00            0.00            0.00             0.00
                                        42      3,373,098.70                0.00            0.00            0.00             0.00
                                        43      7,536,129.12                0.00            0.00            0.00             0.00
                                        44      3,795,320.22                0.00            0.00            0.00             0.00
                                        45     11,010,093.10                0.00            0.00            0.00             0.00
                                        46     15,251,123.35                0.00            0.00            0.00             0.00
                                        47     18,472,571.70                0.00        1,853.94            0.00             0.00
                                        48      4,367,542.68                0.00        1,838.94            0.00             0.00
                                        49      2,235,205.10                0.00        1,838.94            0.00             0.00
                                        50      1,873,477.21                0.00        1,838.94            0.00             0.00
                                        51      1,551,335.06                0.00        1,838.94            0.00             0.00
                                        52      1,338,174.06                0.00        1,838.94            0.00             0.00
                                        53      1,457,024.39                0.00        1,838.94            0.00             0.00
                                        54      1,160,456.33                0.00        1,838.94            0.00             0.00
                                        55      3,786,139.76                0.00        1,838.94            0.00             0.00
                                        56      1,442,510.91                0.00            0.00            0.00             0.00
                                        57      6,632,389.86                0.00            0.00            0.00             0.00
                                        58      9,958,376.91                0.00            0.00            0.00             0.00
                                        59     12,009,644.97                0.00            0.00            0.00             0.00
                                        60      2,153,318.14                0.00            0.00            0.00             0.00
                                        61        423,639.45                0.00            0.00            0.00             0.00
                                        62        248,739.37                0.00            0.00            0.00             0.00
                                        63        185,713.82                0.00            0.00            0.00             0.00
                                        64         79,018.37                0.00            0.00            0.00             0.00
                                        65        109,450.51                0.00            0.00            0.00             0.00
                                        66          6,995.43                0.00            0.00            0.00             0.00
                                        67         54,018.43                0.00            0.00            0.00             0.00
                                        68        205,992.34                0.00            0.00            0.00             0.00
                                        69        307,029.80                0.00            0.00            0.00             0.00
                                        70        510,946.62                0.00            0.00            0.00             0.00
                                        71         44,076.50                0.00            0.00            0.00             0.00
                                        72              0.00                0.00            0.00            0.00             0.00
                                        73              0.00                0.00            0.00            0.00             0.00

Total Time Balance of Scheduled Cash Flows
                                              474,581,504.62       62,049,750.63   17,630,147.16   18,657,684.95    15,168,781.05


                                    Page 1


CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184

Payment Date                                                           16-Feb-99
Collection Period Begin Date                                           06-Jan-99
Collection Period End Date                                             05-Feb-99
Days in accrual period (30/360)                                               30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                  $13,611,270.99

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                $0.00
    Government obligors                                                    $0.00
          Total Warranty Repurchases                                       $0.00

Total Collections For The Period                                  $13,611,270.99

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                        $2,446,174.39
    Scheduled Amounts 60 days or more past due                     $1,079,596.73
    Net Losses on Liquidated Receivables                              $64,841.12
    Number of Loans at Beginning of Period                                 9,216
    Number of Loans at End of Period                                       8,597
    Repossessed Equipment not Sold or Reassigned (Beginning)               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                     $0.00
    Reinvestment Income (including Pre-Funding Account)               $94,896.03
    Pre-Funding Account Reinvestment Income                                $0.00


                                    Page 2


CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date                                                           16-Feb-99
Collection Period Begin Date                                           06-Jan-99
Collection Period End Date                                             05-Feb-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates
(Beginning of Period)                                             $96,712,741.30
     A-1 Note Beginning Principal Balance                                  $0.00
     A-2 Note Beginning Principal Balance                         $71,712,741.30
     Certificate Beginning Principal Balance                      $25,000,000.00

Total Principal Balance of Notes and Certificates
(End of Period)                                                   $83,555,534.49
     A-1 Note Principal Balance (End of Period)                            $0.00
            A-1 Note Pool Factor (End of Period)                       0.0000000
     A-2 Note Principal Balance (End of Period)                   $58,555,534.49
            A-2 Note Pool Factor (End of Period)                       0.1141433
     Certificate Principal Balance (End of Period)                $25,000,000.00
            Certificate Pool Factor (End of Period)                    1.0000000

Contract Value Decline                                            $12,789,738.67
     Pool Balance (Beg. of Collection Period)                    $117,882,183.27
     Pool Balance (End of Collection Period)                     $105,092,444.60

Total Distribution Amount (TDA)                                   $13,706,167.02
     Total Collections and Investment Income for the Period       $13,706,167.02
     Negative Carry Amount                                                 $0.00

Administration Fee Accrued during this Period                            $166.67

Principal Distribution Amount  (PDA)                              $12,789,738.67
Release from Spread Account to Noteholders as Principal              $367,468.14
     A-1 Noteholders' Principal Distributable Amount                       $0.00
     A-2 Noteholders' Principal Distributable Amount              $12,789,738.67
     Certificateholders' Principal Distributable Amount                    $0.00

Interest Distributable Amount                                        $916,428.35
     Noteholders' Interest Distributable Amount applicable to
     A-1 Notes                                                             $0.00
     Noteholders' Interest Distributable Amount applicable to
     A-2 Notes                                                       $328,683.40
     Certificateholders' Interest Distributable Amount               $121,875.00

Servicing Fees Accrued during this Period                             $98,235.15

Total Distribution Amount Remaining to Deposit to Spread Account     $367,468.14

Spread Account
     Beginning Spread Account Balance                             $12,502,160.02
     Deposit to Spread Account from Pre-Funding Account                    $0.00
     Deposit to Spread Account from Excess Collections over
     Distributions                                                   $367,468.14
     Distribution from Spread Account for Interest/Principal
     Shortfall                                                             $0.00
     Preliminary Spread Account Balance Remaining                 $12,869,628.16

     Specified Spread Account Balance                             $12,502,160.02
     Release from Spread Account to Seller as "Excess Servicing
     Fee"                                                                  $0.00
     Release from Spread Account to Noteholders as Principal         $367,468.14
     Ending Spread Account Balance (after distributions)          $12,502,160.02

Credit Enhancement                                                        37.67%
     Spread account % of Ending Pool Balance                              11.90%
     Overcollateralization % of Ending Pool Balance                       25.78%

Current Month CPR                                                         39.49%
Life-to-Date CPR                                                          19.56%

Scheduled Amounts 30 - 59 days past due                            $2,446,174.39
             as % of Ending Pool Balance                                   2.33%
Scheduled Amounts 60 days or more past due                         $1,079,596.73
             as % of Ending Pool Balance                                   1.03%
Net Losses on Liquidated Receivables                                  $64,841.12
             as % of Ending Pool Balance                                   0.06%


                                    Page 3

PART III -- SERVICING CALCULATIONS                                     16-FEB-99

1.  Sources and Uses of Collection Account Balance                        Pool 1           Pool 2           Pool 3          Pool 4
Wtd. Avg. APR                                                             8.745%           8.719%           8.784%           8.644%
Contract Value (Beg. of Collection Period), by origination pool   $65,101,114.38   $19,060,618.50   $18,755,489.01   $14,964,961.38
Contract Value  (End of Collection Period), by origination pool   $57,358,252.22   $16,311,896.58   $17,350,300.11   $14,071,995.69
Contract Value Decline                                             $7,742,862.15    $2,748,721.92    $1,405,188.90      $892,965.70

Initial Pool Balance                                             $625,108,001.05
Pool Balance (End of Collection Period)                          $105,092,444.60

Total Collections and Investment Income for the period            $13,706,167.02
Negative Carry Amount                                                      $0.00

Total Distribution Amount (TDA)                                   $13,706,167.02
Principal Distribution Amount  (PDA)                              $12,789,738.67
Interest Distribution Amount  (IDA)                                  $916,428.35

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                       $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)           $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                0.00%
A-1 Noteholders' Principal Distributable Amount                            $0.00

A-2 Note Beginning Principal Balance                              $71,712,741.30
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)           $0.00
A-2 Noteholders' Share of the Principal Distribution Amount              100.00%
A-2 Noteholders' Principal Distributable Amount                   $12,789,738.67

Certificate Beginning Principal Balance                           $25,000,000.00
Certificateholders' Principal Carryover Shortfall (Previous
 Period)                                                                   $0.00
Certificateholders' Share of the Principal Distribution Amount             0.00%
Certificateholders' Principal Distributable Amount                         $0.00

Interest Accrued on Class A-1 Notes this period                            $0.00
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                   $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes         $0.00

Interest Accrued on Class A-2 Notes this period                      $328,683.40
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-2 Notes                                                   $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes   $328,683.40

Interest Accrued on Class A-1 and A-2 Notes this period              $328,683.40
Noteholders' Interest Carryover Shortfall (Previous Period)                $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Noteholders' Interest Distributable Amount                           $328,683.40

Interest Accrued on Certificates this period                         $121,875.00
Certificateholders' Interest Carryover Shortfall (Previous Period)         $0.00
Interest Due (in Arrears) on Above Shortfall                               $0.00
Certificateholders' Interest Distributable Amount                    $121,875.00

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                         $13,706,167.02

Administration Fee Shortfall (Previous Period)                             $0.00
Administration Fee Accrued during this Period                            $166.67
Administration Fee Paid this Period from TDA                             $166.67
Administration Fee Shortfall                                               $0.00

Total Distribution Amount Remaining                               $13,706,000.35

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                   $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Interest Accrued on Class A-1 Notes this period                            $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period
 from TDA                                                                  $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-1 Notes                                                   $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-2 Notes                                                   $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Interest Accrued on Class A-2 Notes this period                      $328,683.40
Noteholders' Interest applicable to A-2 Notes Paid this Period
 from TDA                                                            $328,683.40
Preliminary Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to A-2 Notes                                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)                $0.00
Interest Due (in Arrears) on above Shortfall                               $0.00
Interest Accrued on Class A-1 and A-2 Notes this period              $328,683.40
Noteholders' Interest Paid this Period from TDA                      $328,683.40
Preliminary Noteholders' Interest Carryover Shortfall (Current
 Period)                                                                   $0.00

Total Distribution Amount Remaining                               $13,377,316.96

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)           $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                    $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA              $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                           $0.00

Total Distribution Amount Remaining                                $13,377,316.96

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)           $0.00
A-2 Noteholders' Monthly Principal Distributable Amount           $12,789,738.67
A-2 Noteholders' Principal Distributable Amount Paid from TDA     $12,789,738.67


                                    Page 4

Preliminary A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                          $0.00

Total Distribution Amount Remaining                                  $587,578.29

Certificateholders' Interest Carryover Shortfall (Previous Period)         $0.00
Interest Due (in Arrears) on Above Shortfall                               $0.00
Interest Accrued on Certificates this period                         $121,875.00
Certificateholders' Interest Paid this Period from TDA               $121,875.00
Preliminary Certificateholders' Interest Carryover Shortfall
 (Current Period)                                                          $0.00

Total Distribution Amount Remaining                                  $465,703.29

Certificateholders' Principal Carryover Shortfall (Previous Period)        $0.00
Certificateholders' Principal Distributable Amount applicable to
 current period                                                            $0.00
Certificateholders' Principal Distributable Amount Paid from TDA           $0.00
Preliminary Certificateholders' Principal Carryover Shortfall
 (Current Period)                                                          $0.00

Total Distribution Amount Remaining                                  $465,703.29

Servicing Fee Shortfall (Previous Period)                                  $0.00
Servicing Fees Accrued during this Period                             $98,235.15
Servicing Fees Paid this Period from TDA                              $98,235.15
Servicing Fee Shortfall                                                    $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct        $367,468.14

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                      $0.00

New Collateral Purchased                                                   $0.00
Deposit to Spread Account                                                  $0.00
Payment to Seller                                                          $0.00

Ending Pre-Funding Account Balance                                         $0.00

Excess Pre-Funded Amount/(Payment to Seller)

Adjusted Ending Pre-Funding Account Balance

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                   $0.00

Pre-Funded Percentage                                                     0.000%
Negative Carry Amount                                                      $0.00
Cumulative Negative Carry Amount                                     $433,178.05
Maximum Negative Carry Amount                                              $0.00
Required Negative Carry Account Balance                                    $0.00
Interim Ending Negative Carry Account Balance                              $0.00
Negative Carry Amount Released to Seller                                   $0.00

Ending Negative Carry Account Balance                                      $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                  $12,502,160.02
Deposit to Spread Account from Pre-Funding Account                         $0.00
Deposit to Spread Account from Excess Collections over
 Distributions                                                       $367,468.14

Distribution from Spread Account to Noteholders' Distr. Account            $0.00
Adjustment to Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-1 Notes                        $0.00
Adjustment to Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-2 Notes                        $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                $0.00

Preliminary Spread Account Balance Remaining                      $12,869,628.16

Distribution from Spread Account to Certificateholders' Distr.
 Account                                                                   $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover
 Shortfall (Current Period)                                                $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover
 Shortfall (Current Period)                                                $0.00

Preliminary Spread Account Balance Remaining                      $12,869,628.16

Cumulative Realized Losses since 31-January-95 (Cut-off Date)      $1,601,158.79
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                     NO
12*(Realized Losses during Collection Period + Repos at end of
 Collection Period)                                                  $778,093.44
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?            NO
60 day or > Delinquent Scheduled Amounts                           $1,079,596.73
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                 NO
Are any of the three conditions "YES"?                                        NO

Preliminary A-1 Note Principal Balance (End of Period)                      $0.00
Preliminary A-2 Note Principal Balance (End of Period)             $58,923,002.63
Preliminary Certificate Principal Balance (End of Period)          $25,000,000.00
Preliminary Total Principal Balance of Notes and Certificates
 (End of Period)                                                   $83,923,002.63

Specified Spread Account Balance                                   $12,502,160.02
Greater of:
(a)    3.75% of Pool Balance at end of Collection Period; and       $3,940,966.67

(b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note
       and Certificate Balance = Spread Account), or               $15,627,700.03
(b)(ii) 2.25% of Initial Pool Balance (when principal amount of
       Notes and Certificates < = 97.50% of Pool Balance), or      $14,064,930.02
(b)(iii) 2.00% of Initial Pool Balance (when principal amount
       of Notes and Certificates < = 96.25% of Pool Balance)       $12,502,160.02


                                    Page 5

Preliminary Spread Account Balance Remaining                       $12,869,628.16
Preliminary Excess Amount in Spread Account                           $367,468.14

Release from Spread Account to Seller as "Excess Servicing Fee"             $0.00
Release from Spread Account to Noteholders as Principal               $367,468.14
Ending Spread Account Balance (after distributions)                $12,502,160.02
Net Change in Spread Account Balance                                        $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-1 Notes                                                    $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-2 Notes                                                    $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)             $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)             $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)          $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)         $0.00

A-1 Note Principal Balance (End of Period)                                  $0.00
A-2 Note Principal Balance (End of Period)                         $58,555,534.49
Certificate Principal Balance (End of Period)                      $25,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)  $83,923,002.63

A-1 Note Pool Factor (End of Period)                                    0.0000000
A-2 Note Pool Factor (End of Period)                                    0.1141433
Certificate Pool Factor (End of Period)                                 1.0000000
Total Notes & Certificates Pool Factor (End of Period)                  0.1342768

Specified Spread Account Balance (after all distributions and
 adjustments)                                                      $12,502,160.02


                                    Page 6

CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO NOTEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                           16-Feb-99

(1)  Amount of principal being paid on the Notes:

        (a)  A-1 Notes:                                                     $0.00
               per $1,000 original principal amount:                  $0.00000000

        (b)   A-2 Notes:                                           $13,157,206.80
                per $1,000 original principal amount:                $25.64757661

        (c)   Total                                                $13,157,206.80

(2) Interest on the Notes

        (a)  A-1 Notes:                                                     $0.00
               per $1,000 original principal amount:                  $0.00000000

        (b)   A-2 Notes:                                              $328,683.40
                per $1,000 original principal amount:                 $0.64070838

        (c)   Total                                                   $328,683.40

(3) Pool Balance at the end of the related Collection Period      $105,092,444.60

(4)  After giving effect to distributions on current Payment Date:

        (a) (i)   outstanding principal amount of A-1 Notes:                $0.00
            (ii)  A-1 Note Pool Factor:                                 0.0000000

        (b) (i)   outstanding principal amount of A-2 Notes:       $58,555,534.49
            (ii)  A-2 Note Pool Factor:                                 0.1141433

        (c) (i)   Certificate Balance                              $25,000,000.00
            (ii)  Certificate Pool Factor:                              1.0000000

(5)  Amount of Servicing Fee:                                          $98,235.15
             per $1,000 Initial Pool Balance:                          0.15714909

(6)  Amount of Administration Fee:                                        $166.67
            per $1,000 Initial Pool Balance:                           0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                           $64,841.12

(9)  Amount in Spread Account:                                     $12,502,160.02

(10)  Amount in Pre-Funding Account:                                        $0.00

(11)  For the Final payment date with respect to the Funding                $0.00
      Period, the Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                     $0.00


                                    Page 7

CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO CERTIFICATEHOLDERS


$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                            16-Feb-99
(1)  Amount of principal being paid or distributed:

        (a)  A-1 Notes:                                                     $0.00
               per $1,000 original principal amount:                  $0.00000000

        (b)  A-2 Notes:                                            $13,157,206.80
               per $1,000 original principal amount:                 $25.64757661

        (c)  Certificates:                                                  $0.00
               per $1,000 original principal amount:                  $0.00000000

        (d)  Total:                                                $13,157,206.80

(2)   Amount of interest being paid or distributed:

        (a)  A-1 Notes:                                                     $0.00
               per $1,000 original principal amount:                  $0.00000000

        (b)  A-2 Notes:                                               $328,683.40
               per $1,000 original principal amount:                  $0.64070838

        (c)  Certificates:                                            $121,875.00
               per $1,000 original principal amount:                  $4.87500000

        (d)  Total:                                                   $450,558.40

(3)  Pool Balance at end of related Collection Period:            $105,092,444.60

(4)  After giving effect to distributions on this Payment Date:

        (a) (i)  outstanding principal amount of A-1 Notes:                 $0.00
             (ii)  A-1 Note Pool Factor:                                0.0000000

        (b) (i)  outstanding principal amount of A-2 Notes:        $58,555,534.49
             (ii)  A-2 Note Pool Factor:                                0.1141433

        (c) (i)  Certificate Balance                               $25,000,000.00
             (ii)  Certificate Pool Factor:                             1.0000000

(5)  Amount of Servicing Fee:                                          $98,235.15
             per $1,000 Initial Pool Balance:                         $0.15714909

(6)  Amount of Administration Fee:                                        $166.67
             per $1,000 Initial Pool Balance:                         $0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                           $64,841.12

(9)  Amount in Spread Account:                                     $12,502,160.02

(10)  Amount in Pre-Funding Account:                                        $0.00

(11)  For the Final payment date with respect to the Funding
       Period, the Remaining Pre-Funded Amount                              $0.00

(12)  Amount in Negative Carry Account:                                     $0.00


                                    Page 8



CASE EQUIPMENT LOAN TRUST 1996-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                           16-Feb-99
(1)  Payment of Administration Fee to Administrator:                      $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:             $328,683.40

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:          $13,157,206.80

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:      $121,875.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:            $0.00

(6)  Payment of Servicing Fee to Servicer:                             $98,235.15

(7)  Deposit to Spread Account from Excess Collections over
        Distributions:                                                $367,468.14

Check for Spread Account Draw                                   NO
Sum of Above Distributions                                         $14,073,635.16
Total Distribution Amount plus Turbo                               $14,073,635.16


                                    Page 9

CASE EQUIPMENT LOAN TRUST 1996-A
SERVICER'S CERTIFICATE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                           16-Feb-99
(1)  Total Distribution Amount:                                    $13,706,167.02

(2)  Administration Fee:                                                  $166.67

(3)  Noteholders' Interest Distributable Amount applicable to
        A-1 Notes:                                                          $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to
        A-1 Notes:                                                          $0.00

(5)  Noteholders' Interest Distributable Amount applicable to
        A-2 Notes:                                                    $328,683.40

(6)  Noteholders' Interest Carryover Shortfall applicable to
        A-2 Notes:                                                          $0.00

(7)  Noteholders' Interest Distributable Amount:                      $328,683.40

(8)  A-1 Noteholders' Monthly Principal Distributable Amount:               $0.00

(9)  % of Principal Distribution Amount applicable to A-1
        Noteholders:                                                        0.00%

(10)  A-1 Noteholders' Principal Carryover Shortfall:                       $0.00

(11)  A-1 Noteholders' Principal Distributable Amount:                      $0.00

(12)  A-2 Noteholders' Monthly Principal Distributable Amount:     $12,789,738.67

(13)  % of Principal Distribution Amount applicable to
        A-2 Noteholders                                                   100.00%

(14)  A-2 Noteholders' Principal Carryover Shortfall:                       $0.00

(15)  A-2 Noteholders' Principal Distributable Amount:             $13,157,206.80

(16)  Noteholders' Principal Distributable Amount:                 $13,157,206.80

(17)  Noteholders' Distributable Amount:                           $13,485,890.20

(18)  Certificateholders' Interest Distributable Amount:              $121,875.00

(19)  Certificateholders' Interest Carryover Shortfall:                     $0.00

(20)  Certificateholders' Percentage:                                       0.00%

(21) Certificateholders' Principal Distributable Amount
      applicable to current period:                                         $0.00

(22)  Certificateholders' Principal Carryover Shortfall:                    $0.00

(23)  Certificateholders' Principal Distributable Amount:                   $0.00

(24)  Certificateholders' Distributable Amount:                       $121,875.00

(25)  Servicing Fee:                                                    $98,235.15

(26)  Deposit to Spread Account (from excess collections):             $367,468.14

(27)  Specified Spread Account Balance (after all distributions
       and adjustments) :                                           $12,502,160.02
        The greater of:
        (a)      3.75% of the Pool Balance at the beginning
                 of the Collection Period in which the
                 Payment Date occurs; and                            $3,940,966.67

        (b)(i)   2.50% of Initial Pool Balance (Until
                 Outstanding Note and Certificate
                 Balance = Spread Account), or                      $15,627,700.03

        (b)(ii)  2.25% of the Initial Pool Balance when
                 principal amount of Notes and
                 Certificates < = 97.50% of Pool Balance            $14,064,930.02

        (b)(iii) 2.00% of the Initial Pool Balance when
                 principal amount of Notes and
                 Certificates < = 96.25% of Pool Balance            $12,502,160.02

(28)  Spread Account Trigger Tests:
        (a)(i)   Aggregate Realized Losses from the Initial
                 Cutoff Date through the end of the related
                 Collection Period:                                  $1,601,158.79

           (ii)  2.25% of the Initial Pool Balance:               $14,064,930.02

        (b)(i)   12 times the sum of (x) the aggregate Realized
                 Losses during the related Collection Period
                 and (y) the aggregate Contract Value of all
                 Receivables as to which the related Finance
                 Equipment has been repossessed but in which
                 the receivable has not been liquidated:              $778,093.44

           (ii)  1.65% of the Pool Balance at the beginning
                 of the Collection Period:                          $1,945,056.02

        (c)(i)   Aggregate Scheduled Payments delinquent by
                 more than 60 days as of the end of the
                 related Collection Period:                         $1,079,596.73

           (ii)  2.25% of the Pool Balance at the beginning
                 of the Collection Period in which the
                 Payment Date occurs:                               $2,364,580.00

(29)  Spread Account Balance over the Specified Spread Account
       Balance:                                                       $367,468.14


                                    Page 10


(30)  Excess Amounts Distributed To Seller:
        (a) Release of Excess Amount in Spread Account                     $0.00
        (b) Release of Excess Amount in Negative Carry Account:                0


(31)  Amount to be withdrawn from the Spread Account and
        deposited into the Note Distribution Account:                      $0.00

(32)  Amount to be withdrawn from the Spread Account and
        deposited into the Certificate Distribution Account:               $0.00

(33)  Pool Balance as of the opening of business on the first day of the Collection Period in which the Payment
           Date occurs:                                           $105,092,444.60

(34)  After giving effect to all distributions on such
           Payment Date:

           Outstanding Principal Balance of A-1 Notes:                      $0.00
           A-1 Note Pool Factor:                                        0.0000000

           Outstanding Principal Balance of A-2 Notes:             $58,555,534.49
           A-2 Note Pool Factor:                                        0.1141433

           Outstanding Principal Balance of the Certificates:      $25,000,000.00
           Certificate Pool Factor:                                     1.0000000

(35)  Aggregate Purchase Amounts for related Collection Period:             $0.00

(36)  Aggregate Amount of Realized Losses for the related
            Collection Period:                                         $64,841.12

(37)  Spread Account Balance after giving effect to all
            distributions:                                         $12,502,160.02

(38)  Originally Scheduled Pool Balance as of the opening
           of business on the first day of the Collection
           Period in which the Payment Date occurs:               $201,941,381.99

(39)  Number of Collection Periods since Completion of
           Funding Period                                                      36

(40)  Current Month CPR                                                    39.49%

(41)  Life-to-Date CPR                                                     19.56%

CASE EQUIPMENT LOAN TRUST
1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95%
Asset Backed Certificates due September 15, 2003

                                                                       16-Feb-99
                                                                        12:40 AM
Prepared by Lisa Sorenson, Phone 414-636-6184                          File: service\us96b.xls
NPV Data Input Section             IRR Calc (pool 1)       05-Feb-99       05-Feb-99           5-Feb-99
Scheduled cash flows as of              8.309%                Pool 1          Pool 2             Pool 3
    the end of the
    collection period         0   (467,425,285.55)      3,775,540.39       29,458.73       1,359,320.15
Line 0 is scheduled amount    1      15,757,657.24      4,478,583.71        8,447.17       1,137,457.04
    delinquent                2      10,488,530.06      6,240,891.43            0.00         986,157.07
                              3      11,648,174.21      9,976,431.02            0.00         761,015.40
                              4      13,676,813.20      8,406,930.71            0.00         713,624.58
                              5       9,531,315.06      9,802,791.31            0.00         718,719.37
                              6       8,372,935.20      8,012,424.29            0.00       1,079,211.03
                              7      11,722,851.90      5,588,003.52            0.00       5,585,258.70
                              8      17,207,560.18      3,033,484.18            0.00       2,624,932.34
                              9      14,691,800.81      3,523,583.45        5,626.36         979,977.24
                             10      17,197,279.08      4,754,774.28            0.00       1,047,985.73
                             11      15,504,490.86      4,757,922.52            0.00       1,070,909.96
                             12      11,904,998.66      3,589,321.17            0.00         758,711.79
                             13       7,211,819.84      3,221,233.06            0.00         769,134.42
                             14       8,633,057.26      4,747,272.06            0.00         600,497.23
                             15      10,443,070.12      7,603,071.99            0.00         498,255.69
                             16      11,720,349.94      5,184,100.43            0.00         453,941.26
                             17       8,564,089.35      5,267,344.37            0.00         465,224.10
                             18       7,479,246.64      4,798,355.29            0.00         723,342.73
                             19      10,611,284.66      3,137,424.66            0.00       4,471,626.77
                             20      16,496,614.28        925,315.14            0.00       1,929,425.96
                             21      14,115,082.64      1,075,475.33            0.00         551,214.67
                             22      16,562,222.16      1,686,682.80            0.00         551,508.56
                             23      14,840,653.37      1,828,186.61            0.00         533,326.68
                             24      11,271,867.97      1,029,034.60            0.00         262,794.84
                             25       6,644,313.99        900,498.23            0.00         264,844.90
                             26       7,693,316.20      1,747,762.33            0.00         222,031.82
                             27       9,795,133.28      2,913,937.04            0.00         150,842.87
                             28      10,958,156.04      1,746,953.01            0.00          83,670.90
                             29       8,033,198.42      2,010,185.44            0.00         103,904.44
                             30       7,001,521.70      1,439,935.28            0.00         280,500.89
                             31      10,001,306.67        763,652.87            0.00       2,057,631.12
                             32      15,686,375.93        201,601.36            0.00         773,689.92
                             33      13,305,308.18        147,368.00            0.00         259,979.95
                             34      15,253,592.56        191,187.14            0.00         108,727.20
                             35      13,439,340.18        169,274.82            0.00         181,222.21
                             36       9,627,709.80        106,923.85            0.00          59,650.18
                             37       4,845,435.52         24,005.06            0.00          21,930.87
                             38       5,846,192.76        190,564.08            0.00             358.23
                             39       7,626,986.55        189,230.67            0.00               0.00
                             40       8,420,026.39         47,846.30            0.00               0.00
                             41       6,063,594.56        104,059.24            0.00               0.00
                             42       5,223,953.51              0.00            0.00          21,298.52
                             43       7,797,581.78              0.00            0.00          62,002.48
                             44      12,241,335.77          9,386.14            0.00               0.00
                             45       8,547,844.85              0.00            0.00               0.00
                             46       9,171,743.38              0.00            0.00               0.00
                             47       8,838,821.22              0.00            0.00               0.00
                             48       5,892,614.25              0.00            0.00               0.00
                             49       1,524,196.03              0.00            0.00               0.00
                             50       2,155,353.95              0.00            0.00               0.00
                             51       2,948,921.29              0.00            0.00               0.00
                             52       3,471,809.78              0.00            0.00               0.00
                             53       1,939,596.57              0.00            0.00               0.00
                             54       1,711,213.57              0.00            0.00               0.00
                             55       3,365,677.46              0.00            0.00               0.00
                             56       5,657,510.12              0.00            0.00               0.00
                             57       3,605,516.92              0.00            0.00               0.00
                             58       3,745,028.73              0.00            0.00               0.00
                             59       3,458,411.68              0.00            0.00               0.00
                             60       1,765,194.32              0.00            0.00               0.00
                             61         308,041.89              0.00            0.00               0.00
                             62         231,422.23              0.00            0.00               0.00
                             63         276,666.19              0.00            0.00               0.00
                             64         336,307.15              0.00            0.00               0.00
                             65         135,733.57              0.00            0.00               0.00
                             66          82,298.61              0.00            0.00               0.00
                             67         356,451.64              0.00            0.00               0.00
                             68         354,314.13              0.00            0.00               0.00
                             69         125,457.56              0.00            0.00               0.00
                             70         223,408.04              0.00            0.00               0.00
                             71          26,132.80              0.00            0.00               0.00
                             72               0.00              0.00            0.00               0.00
                             73               0.00              0.00            0.00               0.00

Total Time Balance of Scheduled
Cash Flows
                                    551,413,832.41    129,348,549.18       43,532.26      35,285,859.81

NPV Data Input Section                     5-Feb-99            5-Feb-99            5-Feb-99
Scheduled cash flows as of                      Pool 4              Pool 5              Pool 6
    the end of the
    collection period         0           1,424,836.28        1,269,828.82           57,594.47
Line 0 is scheduled amount    1           1,062,915.35          817,540.27           58,283.37
    delinquent                2           1,159,052.02          939,891.30           78,643.18
                              3           1,042,527.27        1,089,665.01           82,654.18
                              4             874,739.53          878,900.33           64,513.54
                              5             957,438.10          967,963.74           52,213.71
                              6           1,103,770.74          935,871.18           56,413.13
                              7           2,412,395.82        1,436,178.52           91,581.56
                              8           5,789,467.04        1,395,245.50           51,928.43
                              9           3,541,467.73        6,431,672.01           82,458.84
                             10           1,206,822.96        3,222,032.89          287,280.13
                             11           1,061,591.65        1,133,166.89          203,212.42
                             12             839,091.91          706,569.08           45,129.68
                             13             763,334.69          616,144.91           38,357.10
                             14             702,763.14          631,362.23           54,137.55
                             15             707,665.78          788,310.40           70,080.99
                             16             581,233.65          608,823.46           54,187.19
                             17             680,548.89          727,500.72           44,678.50
                             18             793,915.35          683,063.67           49,163.20
                             19           1,934,058.45        1,092,121.80           66,050.95
                             20           4,418,614.24        1,090,654.95           44,678.50
                             21           2,716,395.61        5,208,171.27           70,442.92
                             22             715,176.33        2,426,222.78          203,931.13
                             23             478,299.31          514,835.33          180,000.48
                             24             378,309.71          238,276.37           11,092.41
                             25             284,420.42          172,915.65            7,448.27
                             26             228,325.47          205,815.27            7,448.27
                             27             233,540.67          217,309.97           10,930.99
                             28             164,343.08          120,541.17           16,639.55
                             29             180,921.62          222,385.57            9,309.26
                             30             284,993.74          177,706.67            9,309.26
                             31             977,273.89          349,348.42            9,308.26
                             32           1,784,592.06          379,943.78            8,537.25
                             33           1,304,401.47        2,002,029.22           30,057.76
                             34             309,929.45        1,246,376.49          101,764.90
                             35             107,726.67          187,822.93           61,544.54
                             36              90,591.82           16,492.77                0.00
                             37               7,967.18           26,123.06                0.00
                             38              22,259.18           38,876.30                0.00
                             39               1,178.75            6,349.83                0.00
                             40               1,178.75            2,611.64                0.00
                             41               1,178.75           22,674.26                0.00
                             42               1,178.75            1,474.69                0.00
                             43              68,587.77           38,177.92                0.00
                             44             100,531.27           81,889.83                0.00
                             45               1,934.52          152,377.29           12,875.66
                             46              13,719.07           32,368.09                0.00
                             47                   0.00                0.00                0.00
                             48                   0.00                0.00                0.00
                             49                   0.00                0.00                0.00
                             50                   0.00                0.00                0.00
                             51                   0.00                0.00                0.00
                             52                   0.00                0.00                0.00
                             53                   0.00                0.00                0.00
                             54                   0.00                0.00                0.00
                             55                   0.00                0.00                0.00
                             56                   0.00                0.00                0.00
                             57                   0.00                0.00                0.00
                             58                   0.00                0.00                0.00
                             59                   0.00                0.00                0.00
                             60                   0.00                0.00                0.00
                             61                   0.00                0.00                0.00
                             62                   0.00                0.00                0.00
                             63                   0.00                0.00                0.00
                             64                   0.00                0.00                0.00
                             65                   0.00                0.00                0.00
                             66                   0.00                0.00                0.00
                             67                   0.00                0.00                0.00
                             68                   0.00                0.00                0.00
                             69                   0.00                0.00                0.00
                             70                   0.00                0.00                0.00
                             71                   0.00                0.00                0.00
                             72                   0.00                0.00                0.00
                             73                   0.00                0.00                0.00

Total Time Balance of Scheduled
Cash Flows
                                         43,517,205.90       41,551,624.25        2,383,881.53


                                     Page 1

CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95%
Asset Backed Certificates due September 15, 2003


Prepared by Lisa Sorenson, Phone 414-636-6184                                                         02/16/99
                                                                                                      12:40 AM
Payment Date                                                                                                             16-Feb-99
Collection Period Begin Date                                                                                             06-Jan-99
Collection Period End Date                                                                           31-Aug-96           05-Feb-99
Days in accrual period (30/360)                                                                                                 30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                                    $14,975,961.98


Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                  $0.00
    Government obligors                                                                                                      $0.00
          Total Warranty Repurchases                                                                                         $0.00


Total Collections For The Period                                                                                    $14,975,961.98


Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                                          $2,751,557.02
    Scheduled Amounts 60 days or more past due                                                                       $2,362,831.49
    Net Losses on Liquidated Receivables                                                                                $44,845.04
    Number of Loans at Beginning of Period                                                                                  18,080
    Number of Loans at End of Period                                                                                        17,596
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                 $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                       $0.00
    Reinvestment Income (including Pre-Funding Account)                                                                $120,148.45
    Pre-Funding Account Reinvestment Income                                                                                  $0.00
    Additional Class B Notes (max $75,000,000)                                                                               $0.00


                                     Page 2

Case Equipment Loan Trust 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date                                                                                                             16-Feb-99
Collection Period Begin Date                                                                                             06-Jan-99
Collection Period End Date                                                                                               05-Feb-99
PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                            $227,044,613.84
  A-1 Note Beginning Principal Balance                                                                                       $0.00
  A-2 Note Beginning Principal Balance                                                                                       $0.00
  A-3 Note Beginning Principal Balance                                                                             $185,157,624.73
  B Note Beginning Principal Balance                                                                                $14,069,728.32
  Certificate Beginning Principal Balance                                                                           $27,817,260.78

Total Principal Balance of Notes and Certificates (End of Period)                                                  $213,420,925.20
  A-1 Note Principal Balance (End of Period)                                                                                 $0.00
                       A-1 Note Pool Factor (End of Period)                                                              0.0000000
  A-2 Note Principal Balance (End of Period)                                                                                 $0.00
                       A-2 Note Pool Factor (End of Period)                                                              0.0000000
  A-3 Note Principal Balance (End of Period)                                                                       $172,989,755.52
                       A-3 Note Pool Factor (End of Period)                                                              0.5258047
  B Note Principal Balance (End of Period)                                                                          $13,145,118.20
                       B Note Pool Factor (End of Period)                                                                0.5258047
  Certificate Principal Balance (End of Period)                                                                     $27,286,051.49
                       Certificate Pool Factor (End of Period)                                                           0.8025309

Contract Value Decline                                                                                              $13,280,232.44
  Pool Balance (Beg. of Collection Period)                                                                          243,449,190.59
  Pool Balance (End of Collection Period)                                                                          $230,168,958.15

Total Distribution Amount (TDA)                                                                                     $15,096,110.43
  Total Collections and Investment Income for the Period                                                            $15,096,110.43
  Negative Carry Amount                                                                                                      $0.00

Administration Fee Accrued during this Period                                                                              $166.67

Principal Distribution Amount  (PDA)                                                                                $13,280,232.44
Release from Spread Account to A-1 Noteholders as Principal                                                                  $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                                  $0.00
Release from Spread Account to A-3 Noteholders as Principal                                                            $319,200.81
Release from Spread Account to B Noteholders as Principal                                                               $24,255.38
  A-1 Noteholders' Principal Distributable Amount                                                                            $0.00
  A-2 Noteholders' Principal Distributable Amount                                                                            $0.00
  A-3 Noteholders' Principal Distributable Amount                                                                   $11,848,668.40
  B Noteholders' Principal Distributable Amount                                                                        $900,354.74
  Certificateholders' Principal Distributable Amount                                                                   $531,209.30

Interest Distributable Amount                                                                                        $1,269,380.80
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                         $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                         $0.00
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                 $1,026,081.84
  Noteholders' Interest Distributable Amount applicable to B Notes                                                      $82,190.66
  Certificateholders' Interest Distributable Amount                                                                    $161,108.30

Servicing Fees Accrued during this Period                                                                              $202,874.33

Total Distribution Amount Remaining to Deposit to Spread Account                                                       $343,456.19

Spread Account
  Beginning Spread Account Balance                                                                                  $17,517,793.16
  Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                                $0.00
  Deposit to Spread Account from Excess Collections over Distributions                                                 $343,456.19
  Distribution from Spread Account for Interest / Principal Shortfall                                                        $0.00
  Preliminary Spread Account Balance Remaining                                                                      $17,861,249.35

  Specified Spread Account Balance                                                                                  $17,517,793.16
  Release from Spread Account to Seller as "Excess Servicing Fee"                                                           ($0.00)
  Ending Spread Account Balance (after distributions)                                                               $17,517,793.16

Credit Enhancement                                                                                                           15.46%
  Spread account % of Ending Pool Balance                                                                                     7.61%
  Overcollateralization % of Ending Pool Balance                                                                              7.85%

Life-to-Date CPR                                                                                                             22.77%

Scheduled Amounts 30 - 59 days past due                                                                              $2,751,557.02
                       as % of Ending Pool Balance                                                                            1.20%
Scheduled Amounts 60 days or more past due                                                                           $2,362,831.49
                       as % of Ending Pool Balance                                                                            1.03%
Net Losses on Liquidated Receivables                                                                                    $44,845.04
                       as % of Ending Pool Balance                                                                            0.02%

                                     Page 3

  PART III -- SERVICING CALCULATIONS                                           16-Feb-99

  1.  Sources and Uses of Collection Account Balance                              Pool 1               Pool 2               Pool 3

  Wtd. Avg. APR                                                                    8.310%               6.782%               9.186%
  Contract Value (Beg. of Collection Period), by origination pool        $127,334,887.92           $79,257.01       $33,539,837.50
  Contract Value  (End of Collection Period), by origination pool        $119,776,310.87           $43,206.53       $31,870,156.45
  Contract Value Decline                                                   $7,558,577.05           $36,050.48        $1,669,681.05

  Initial Pool Balance                                                   $875,889,658.01       $13,280,232.44
  Pool Balance (End of Collection Period)                                $230,168,958.15

  Total Collections and Investment Income for the period                  $15,096,110.43
  Negative Carry Amount                                                            $0.00

  Total Distribution Amount (TDA)                                         $15,096,110.43
  Principal Distribution Amount  (PDA)                                    $13,280,232.44
  Interest Distribution Amount  (IDA)                                      $1,815,877.99

  1.  Sources and Uses of Collection Account Balance                              Pool 4               Pool 5               Pool 6
  Wtd. Avg. APR                                                                    9.025%               9.089%               8.864%
  Contract Value (Beg. of Collection Period), by origination pool         $41,091,572.16       $39,086,299.41        $2,317,336.59
  Contract Value  (End of Collection Period), by origination pool         $39,147,350.17       $37,190,666.41        $2,141,267.72
  Contract Value Decline                                                   $1,944,221.99        $1,895,633.00          $176,068.87

  Initial Pool Balance
  Pool Balance (End of Collection Period)

  Total Collections and Investment Income for the period
  Negative Carry Amount

  Total Distribution Amount (TDA)
  Principal Distribution Amount  (PDA)
  Interest Distribution Amount  (IDA)

  2.  Calculation of Distributable Amounts

  A-1 Note Beginning Principal Balance                                                                                       $0.00
  A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
  A-1 Noteholders' Share of the Principal Distribution Amount                                                                 0.00%
  A-1 Noteholders' Principal Distributable Amount                                                                            $0.00

  A-2 Note Beginning Principal Balance                                                                                       $0.00
  A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
  A-2 Noteholders' Share of the Principal Distribution Amount                                                                 0.00%
  A-2 Noteholders' Principal Distributable Amount                                                                            $0.00

  A-3 Note Beginning Principal Balance                                                                             $185,157,624.73
  A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
  A-3 Noteholders' Share of the Principal Distribution Amount                                                                89.22%
  A-3 Noteholders' Principal Distributable Amount                                                                   $11,848,668.40

  B Note Beginning Principal Balance                                                                                $14,069,728.32
  B Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
  B Noteholders' Share of the Principal Distribution Amount                                                                   6.78%
  B Noteholders' Principal Distributable Amount                                                                        $900,354.74

  Certificate Beginning Principal Balance                                                                           $27,817,260.78
  Certificateholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
  Certificateholders' Share of the Principal Distribution Amount                                                              4.00%
  Certificateholders' Principal Distributable Amount                                                                   $531,209.30

  Interest Accrued on Class A-1 Notes this period                                                                            $0.00
  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                         $0.00

  Interest Accrued on Class A-2 Notes this period                                                                            $0.00
  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                         $0.00

  Interest Accrued on Class A-3 Notes this period                                                                    $1,026,081.84
  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                 $1,026,081.84

  Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                       $1,026,081.84
  Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Offered Noteholders' Interest Distributable Amount                                                                 $1,026,081.84

  Interest Accrued on Class B Notes this period                                                                         $82,190.66
  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Noteholders' Interest Distributable Amount applicable to B Notes                                                      $82,190.66

  Interest Accrued on Certificates this period                                                                         $161,108.30
  Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
  Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
  Certificateholders' Interest Distributable Amount                                                                    $161,108.30

  3.  Allocation of Total Distribution Amount

  Total Distribution Amount                                                                                         $15,096,110.43

  Administration Fee Shortfall (Previous Period)                                                                             $0.00
  Administration Fee Accrued during this Period                                                                            $166.67
  Administration Fee Paid this Period from TDA                                                                             $166.67
  Administration Fee Shortfall                                                                                               $0.00

  Total Distribution Amount Remaining                                                                               $15,095,943.76


                                     Page 4

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Interest Accrued on Class A-1 Notes this period                                                                            $0.00
  Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                    $0.00
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                             $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Interest Accrued on Class A-2 Notes this period                                                                            $0.00
  Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                    $0.00
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                             $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Interest Accrued on Class A-3 Notes this period                                                                    $1,026,081.84
  Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                            $1,026,081.84
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                             $0.00

  Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                       $1,026,081.84
  Offered Noteholders' Interest Paid this Period from TDA                                                            $1,026,081.84
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                                     $0.00

  Total Distribution Amount Remaining                                                                               $14,069,861.93

  A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
  A-1 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
  A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00

  Total Distribution Amount Remaining                                                                               $14,069,861.93

  A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
  A-2 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
  A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
  Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

  Total Distribution Amount Remaining                                                                               $14,069,861.93

  A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
  A-3 Noteholders' Monthly Principal Distributable Amount                                                           $11,848,668.40
  A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                     $11,848,668.40
  Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

  Total Distribution Amount Remaining                                                                                $2,221,193.53

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
  Interest Due (in Arrears) on above Shortfall                                                                               $0.00
  Interest Accrued on Class B Notes this period                                                                         $82,190.66
  Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                 $82,190.66
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                               $0.00

  Total Distribution Amount Remaining                                                                                $2,139,002.86

  B Noteholders' Principal Distributable Amount                                                                              $0.00
  B Noteholders' Monthly Principal Distributable Amount                                                                $900,354.74
  B Noteholders' Principal Distributable Amount Paid from TDA                                                          $900,354.74
  Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

  Total Distribution Amount Remaining                                                                                $1,238,648.12

  Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
  Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
  Interest Accrued on Certificates this period                                                                         $161,108.30
  Certificateholders' Interest Paid this Period from TDA                                                               $161,108.30
  Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                              $0.00

  Total Distribution Amount Remaining                                                                                $1,077,539.82

  Certificateholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
  Certificateholders' Principal Distributable Amount applicable to current period                                      $531,209.30
  Certificateholders' Principal Distributable Amount Paid from TDA                                                     $531,209.30
  Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                             $0.00

  Total Distribution Amount Remaining                                                                                  $546,330.52

  Servicing Fee Shortfall (Previous Period)                                                                                  $0.00
  Servicing Fees Accrued during this Period                                                          1.00%             $202,874.33
  Servicing Fees Paid this Period from TDA                                                                             $202,874.33
  Servicing Fee Shortfall                                                                                                    $0.00

  Total Distribution Amount Remaining to Deposit to Spread Acct                                                        $343,456.19

  4.  Reconciliation of Pre-Funding Account

  Beginning Pre-Funding Account Balance                                                                                      $0.00

  New Collateral Purchased                                                                                                   $0.00
  Deposit to Spread Account                                                                          3.75%                   $0.00
  Payment to Seller                                                                                                          $0.00

  Ending Pre-Funding Account Balance                                                                                         $0.00


                                     Page 5

  Excess Pre-Funded Amount/(Payment to Seller)                                                                               $0.00

  Adjusted Ending Pre-Funding Account Balance                                                                                $0.00

  5.  Reconciliation of Negative Carry Account

  Beginning Negative Carry Account Balance                                                                                   $0.00

  Pre-Funded Percentage                                                                                                      0.000%
  Negative Carry Amount                                                                                                      $0.00
  Cumulative Negative Carry Amount                                                                                   $1,279,542.53
  Maximum Negative Carry Amount                                                                                              $0.00
  Required Negative Carry Account Balance                                                                                    $0.00
  Interim Ending Negative Carry Account Balance                                                                              $0.00
  Negative Carry Amount Released to Seller                                                                                   $0.00

  Ending Negative Carry Account Balance                                                                                      $0.00

  6.  Distributions from Spread Account

  Beginning Spread Account Balance                                                                                  $17,517,793.16
  Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                                $0.00
  Deposit to Spread Account from Excess Collections over Distributions                                                 $343,456.19

  Distribution from Spread Account to Noteholders' Distr. Account                                                            $0.00
  Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes               $0.00
  Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes               $0.00
  Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes               $0.00
  Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                 $0.00
  Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
  Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
  Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
  Adjustment to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00

  Preliminary Spread Account Balance Remaining                                                                      $17,861,249.35

  Distribution from Spread Account to Certificateholders' Distr. Account                                                     $0.00
  Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                $0.00
  Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                                   $0.00

  Preliminary Spread Account Balance Remaining                                                                      $17,861,249.35

  Cumulative Realized Losses since 31-August-96 (Cut-off Date)                                                       $2,649,217.50
  Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                   NO
  12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                    $538,140.48
  Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                          NO
  60 day or > Delinquent Scheduled Amounts                                                                           $2,362,831.49
  Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                               NO
  Are any of the three conditions "YES"?                                                                      NO

  Preliminary A-1 Note Principal Balance (End of Period)                                                                     $0.00
  Preliminary A-2 Note Principal Balance (End of Period)                                                                     $0.00
  Preliminary A-3 Note Principal Balance (End of Period)                                                           $173,308,956.33
  Preliminary B Note Principal Balance (End of Period)                                                              $13,169,373.58
  Preliminary Certificate Principal Balance (End of Period)                                                         $27,286,051.49
  Preliminary Total Principal Balance of Notes and Certificates (End of Period)                                    $213,764,381.40

  Specified Spread Account Balance                                                                                  $17,517,793.16
  Greater of:
  (a)  3.75% of Pool Balance at end of Collection Period; and                                         3.75%          $8,631,335.93

  (b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
         Certificate Balance = Spread Account), or                                                    2.50%         $21,897,241.45
  (b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
         and Certificates < = 97.50% of Pool Balance), or                                             2.25%         $19,707,517.31
  (b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
         and Certificates < = 96.25% of Pool Balance)                                                 2.00%         $17,517,793.16

  Preliminary Spread Account Balance Remaining                                                                      $17,861,249.35
  Preliminary Excess Amount in Spread Account                                                                          $343,456.19

  Release from Spread Account to Seller as "Excess Servicing Fee"                                Turbo Date                 ($0.00)
  Release from Spread Account to A-1 Noteholders as Principal                                     15-Jul-97                  $0.00
  Release from Spread Account to A-2 Noteholders as Principal                                                                $0.00
  Release from Spread Account to A-3 Noteholders as Principal                                                          $319,200.81
  Release from Spread Account to B Noteholders as Principal                                                             $24,255.38
  Ending Spread Account Balance (after distributions)                                                               $17,517,793.16
  Net Change in Spread Account Balance                                                                                       $0.00

  7.  Ending Balances
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                         $0.00
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                         $0.00
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                         $0.00
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                           $0.00
  A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
  A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
  A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
  B Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
  Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                         $0.00
  Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                        $0.00

  A-1 Note Principal Balance (End of Period)                                                                                 $0.00
  A-2 Note Principal Balance (End of Period)                                                                                 $0.00
  A-3 Note Principal Balance (End of Period)                                                                       $172,989,755.52
  B Note Principal Balance (End of Period)                                                                          $13,145,118.20
  Certificate Principal Balance (End of Period)                                                                     $27,286,051.49
  Total Principal Balance of Notes and Certificates (End of Period)                                                $213,420,925.20

  A-1 Note Pool Factor (End of Period)                                                   $125,000,000.00                 0.0000000
  A-2 Note Pool Factor (End of Period)                                                   $362,000,000.00                 0.0000000
  A-3 Note Pool Factor (End of Period)                                                   $329,000,000.00                 0.5258047
  B Note Pool Factor (End of Period)                                                      $25,000,000.00                 0.5258047
  Certificate Pool Factor (End of Period)                                                 $34,000,000.00                 0.8025309
  Total Notes & Certificates Pool Factor (End of Period)                                                                 0.2439096

  Specified Spread Account Balance (after all distributions and adjustments)                                        $17,517,793.16


                                     Page 6

CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO NOTEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                                            16-Feb-99
(1)  Amount of principal being paid on the Notes:

  (a)  A-1 Notes:                                                                                                            $0.00
         per $1,000 original principal amount:                                                                         $0.00000000

  (b)   A-2 Notes:                                                                                                           $0.00
          per $1,000 original principal amount:                                                                        $0.00000000

  (c)   A-3 Notes:                                                                                                  $12,167,869.21
          per $1,000 original principal amount:                                                                       $36.98440490

  (d)   B Notes:                                                                                                       $924,610.12
          per $1,000 original principal amount:                                                                       $36.98440490

  (e)   Total                                                                                                       $13,092,479.33

(2) Interest on the Notes

  (a)  A-1 Notes:                                                                                                            $0.00
         per $1,000 original principal amount:                                                                         $0.00000000

  (b)   A-2 Notes:                                                                                                           $0.00
          per $1,000 original principal amount:                                                                        $0.00000000

  (c)  A-3 Notes:                                                                                                    $1,026,081.84
         per $1,000 original principal amount:                                                                         $3.11878978

  (d)  B Notes:                                                                                                         $82,190.66
          per $1,000 original principal amount:                                                                        $3.28762652

  (e)   Total:                                                                                                       $1,108,272.50

(3) Pool Balance at the end of the related Collection Period:                                                      $230,168,958.15

(4)  After giving effect to distributions on current Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                                                        $0.00
      (ii)  A-1 Note Pool Factor:                                                                                       $0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                                                                        $0.00
      (ii)  A-2 Note Pool Factor:                                                                                        0.0000000

  (c) (i)  outstanding principal amount of A-3 Notes:                                                              $172,989,755.52
      (ii)  A-3 Note Pool Factor:                                                                                       $0.5258047

  (d) (i)  outstanding principal amount of A-3 Notes:                                                               $13,145,118.20
      (ii)  A-3 Note Pool Factor:                                                                                       $0.5258047

  (e) (i)  Certificate Balance                                                                                      $27,286,051.49
      (ii)  Certificate Pool Factor:                                                                                    $0.8025309

(5)  Amount of Servicing Fee:                                                                                          $202,874.33
       per $1,000 Beginning of Collection Period:                                                                      $0.23162088

(6)  Amount of Administration Fee:                                                                                         $166.67
       per $1,000 Beginning of Collection Period:                                                                      $0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                            $44,845.04

(9)  Amount in Spread Account:                                                                                      $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                        NA
       Remaining Pre-Funded Amount:

(12)  Amount in Negative Carry Account:                                                                                      $0.00


                                     Page 7


CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO CERTIFICATEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                                            16-Feb-99
(1)  Amount of principal being paid or distributed:

  (a)  A-1 Notes:                                                                                                            $0.00
         per $1,000 original principal amount:                                                                         $0.00000000

  (b)  A-2 Notes:                                                                                                            $0.00
         per $1,000 original principal amount:                                                                         $0.00000000

  (c)  A-3 Notes:                                                                                                   $12,167,869.21
         per $1,000 original principal amount:                                                                        $36.98440490

  (d)  B Notes:                                                                                                        $924,610.12
         per $1,000 original principal amount:                                                                        $36.98440490

  (e)  Certificates:                                                                                                   $531,209.30
         per $1,000 original principal amount:                                                                        $15.62380287

  (f)  Total:                                                                                                       $13,623,688.63

(2)   Amount of interest being paid or distributed:

  (a)  A-1 Notes:                                                                                                            $0.00
         per $1,000 original principal amount:                                                                         $0.00000000

  (b)  A-2 Notes:                                                                                                            $0.00
         per $1,000 original principal amount:                                                                         $0.00000000

  (c)  A-3 Notes:                                                                                                    $1,026,081.84
         per $1,000 original principal amount:                                                                         $3.11878978

  (d)  B Notes:                                                                                                         $82,190.66
         per $1,000 original principal amount:                                                                         $3.28762652

  (e)  Certificates:                                                                                                   $161,108.30
         per $1,000 original principal amount:                                                                         $4.73847947

  (f)  Total:                                                                                                        $1,269,380.80

(3)  Pool Balance at end of related Collection Period:                                                             $230,168,958.15

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                                                        $0.00
       (ii)  A-1 Note Pool Factor:                                                                                      $0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                                                                        $0.00
       (ii)  A-2 Note Pool Factor:                                                                                      $0.0000000

  (c) (i)  outstanding principal amount of A-3 Notes:                                                              $172,989,755.52
       (ii)  A-3 Note Pool Factor:                                                                                      $0.5258047

  (d) (i)  outstanding principal amount of B Notes:                                                                 $13,145,118.20
       (ii)  B Note Pool Factor:                                                                                        $0.5258047

  (e) (i)  Certificate Balance                                                                                      $27,286,051.49
       (ii)  Certificate Pool Factor:                                                                                  $ 0.8025309

(5)  Amount of Servicing Fee:                                                                                          $202,874.33
       per $1,000 Beginning of Collection Period:                                                                      $0.23162088

(6)  Amount of Administration Fee:                                                                                         $166.67
       per $1,000 Beginning of Collection Period:                                                                      $0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                            $44,845.04

(9)  Amount in Spread Account:                                                                                      $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00


                                     Page 8

CASE EQUIPMENT LOAN TRUST 1996-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                                            16-Feb-99
(1)  Payment of Administration Fee to Administrator:                                                                       $166.67

(2)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'
        Interest Distributable Amount deposited into Note Distribution Account:                                      $1,108,272.50

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                           $13,092,479.33

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                       $161,108.30

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                       $531,209.30

(6)  Payment of Servicing Fee to Servicer:                                                                             $202,874.33

(7)  Deposit to Spread Account from Excess Collections over Distributions:                                             $343,456.19

Check for Error                                                                                               NO ERROR
Sum of Above Distributions                                                                                          $15,439,566.62
Total Distribution Amount plus Turbo                                                                                $15,439,566.62


                                     Page 9

CASE EQUIPMENT LOAN TRUST 1996-B
SERVICER'S CERTIFICATE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                                            16-Feb-99
(1)  Total Distribution Amount:                                                                                     $15,096,110.43

(2)  Administration Fee:                                                                                                   $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                     $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                      $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                     $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                      $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                             $1,026,081.84

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                      $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                                  $82,190.66

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                       $0.00

(11)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'                                      $1,108,272.50
        Interest Distributable Amount deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                                        0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                                       $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                                        0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                                       $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                      $11,848,668.40

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                                       89.22%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                                              $12,167,869.21

(24)  B Noteholders' Monthly Principal Distributable Amount:                                                           $900,354.74

(25)  % of Principal Distribution Amount applicable to B Noteholders                                                          6.78%

(26)  B Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                                   $924,610.12

(28)  Noteholders' Principal Distribution Amount:                                                                   $13,092,479.33

(29)  Noteholders' Distributable Amount:                                                                            $14,200,751.83

(30)  Certificateholders' Interest Distributable Amount:                                                               $161,108.30

(31)  Certificateholders' Interest Carryover Shortfall:                                                                      $0.00

(32)  Certificateholders' Percentage:                                                                                         4.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                                   $531,209.30

(34)  Certificateholders' Principal Carryover Shortfall:                                                                     $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                              $531,209.30

(36)  Certificateholders' Distributable Amount:                                                                        $692,317.60

(37)  Servicing Fee:                                                                                                   $202,874.33

(38)  Deposit to Spread Account (from excess collections):                                                             $343,456.19


                                     Page 10

(39)  Specified Spread Account Balance (after all distributions and adjustments) :                                  $17,517,793.16
  The greater of:
  (a) 3.75% of the Pool Balance at the beginning of the Collection Period
             in which the Payment Date occurs; and                                                                   $8,631,335.93

  (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
         Balance = Spread Account), or                                                                              $21,897,241.45

  (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
          and Certificates < = 97.50% of Pool Balance                                                               $19,707,517.31

  (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
          and Certificates < = 96.25% of Pool Balance                                                               $17,517,793.16

(40)  Spread Account Trigger Tests:
  (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
             the end of the related Collection Period:                                                               $2,649,217.50

        (ii)  2.25% of the Initial Pool Balance:                                                      2.25%         $19,707,517.31

  (b)  (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
             has been repossessed but in which the receivable has not been liquidated:                                 $538,140.48

        (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:                    1.85%          $3,978,675.59

  (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
              as of the end of the related Collection Period:                                                        $2,362,831.49

         (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
                in which the Payment Date occurs:                                                     2.25%          $5,130,623.03

(41)  Spread Account Balance over the Specified Spread Account Balance:                                                $343,456.19

(42)  Excess Amounts Distributed To Seller:
  (a) Release of Excess Amount in Spread Account:                                                                           ($0.00)
  (b) Release of Excess Amount in Negative Carry Account:                                                                     0.00


(43)  Amount to be withdrawn from the Spread Account and deposited
  into the Note Distribution Account:                                                                                        $0.00

(44)  Amount to be withdrawn from the Spread Account and deposited
  into the Certificate Distribution Account:                                                                                 $0.00

(45)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                 $230,168,958.15

(46)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                       $0.00
           A-1 Note Pool Factor:                                                                                         0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                       $0.00
           A-2 Note Pool Factor:                                                                                         0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                             $172,989,755.52
           A-3 Note Pool Factor:                                                                                         0.5258047

           Outstanding Principal Balance of B Notes:                                                                $13,145,118.20
           B Note Pool Factor:                                                                                           0.5258047

           Outstanding Principal Balance of the Certificates:                                                       $27,286,051.49
           Certificate Pool Factor:                                                                                      0.8025309

(47)  Aggregate Purchase Amounts for related Collection Period:                                                              $0.00

(48)  Aggregate Amount of Realized Losses for the related Collection Period:                                            $44,845.04

(49)  Spread Account Balance after giving effect to all distributions:                                              $17,517,793.16

(50)  Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:                                      $4,301,627.94

(51)  Number of Collection Periods since Completion of Funding Period:                                                          29

(53) Life-to-Date (From Jan-97 Collection Period) CPR                                                                        22.77%

CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004     07:27 PM

Prepared by Lisa Sorenson, Phone 414-636-6184                File: us97a.xls

                                                       -------------------------------------------------------------------------
NPV Data Input Section                                     05-Feb-99          05-Feb-99          05-Feb-99           05-Feb-99
Scheduled cash flows as of the                         -------------------------------------------------------------------------
    end of the collection period
Line 0 is scheduled amount                                     Pool 1             Pool 2             Pool 3              Pool 4
    delinquent                                           6,333,460.29       1,165,506.73       1,458,471.43          869,374.42
                                                         5,131,597.11       5,147,459.98       1,753,305.17        1,143,593.95
                                                         2,804,413.00       3,731,626.96       8,277,685.29        1,819,711.68
                                                         2,309,204.31         661,509.70       3,318,612.08        5,791,650.88
                                                         2,407,358.31         691,327.75       1,029,498.60        2,061,078.07
                                                         2,592,278.92         712,030.87       1,161,152.34        1,027,998.24
                                                         2,649,357.18         763,539.27       1,388,985.04          938,383.20
                                                         2,950,258.32         871,507.01       1,404,377.40          975,834.51
                                                         2,523,610.93         844,595.32       1,312,457.78          953,000.22
                                                         3,438,836.57         719,058.55       1,219,613.35        1,224,927.04
                                                         6,783,072.46       1,060,848.36       1,444,841.39        1,304,275.87
                                                        11,712,805.81       1,290,784.87       1,724,847.92        1,511,480.59
                                                         8,961,860.23       1,258,583.89       1,603,957.97        1,141,671.20
                                                         4,319,146.86       4,900,257.57       1,595,824.56        1,006,462.96
                                                         1,950,821.69       3,536,320.21       7,972,322.68        1,722,774.05
                                                         1,702,993.05         472,242.24       2,888,030.95        5,555,310.76
                                                         1,767,100.39         505,549.44         707,037.36        1,769,309.14
                                                         1,863,277.26         507,107.75         775,080.32          739,342.82
                                                         1,986,581.24         559,237.26         929,805.09          682,321.97
                                                         2,281,929.27         622,163.06         983,250.72          715,396.61
                                                         1,809,679.61         590,132.14         860,722.40          695,510.04
                                                         2,593,781.55         465,475.26         839,425.25          867,429.65
                                                         5,664,246.41         734,660.59         942,676.76          953,190.18
                                                         9,820,224.07         946,031.36       1,167,994.40        1,089,261.73
                                                         6,351,594.58         950,784.56       1,157,832.03          857,545.92
                                                         2,436,196.22       3,164,806.63         996,025.80          712,577.84
                                                           711,869.49       2,122,245.12       4,701,203.00        1,175,415.79
                                                           474,323.48         118,729.37       1,578,125.79        3,037,270.61
                                                           534,575.57         133,039.99         213,499.77          960,885.80
                                                           581,955.07         119,986.41         217,407.32          219,501.06
                                                           668,707.99         156,768.50         263,547.14          183,660.42
                                                           810,474.23         218,095.53         393,571.33          207,728.30
                                                           553,504.80         132,278.51         276,130.89          197,565.91
                                                           995,140.52          82,042.48         259,834.19          242,514.35
                                                         2,736,804.34         223,584.13         267,688.88          343,122.48
                                                         5,839,627.97         479,215.71         484,107.94          352,293.10
                                                         3,465,215.96         444,495.77         565,449.96          302,296.71
                                                         1,083,039.78       1,474,813.50         369,112.93          195,558.24
                                                            74,551.43         953,041.80       2,352,842.95          490,208.39
                                                             7,196.42             267.12         713,279.88        1,492,210.63
                                                            36,390.21           2,303.49          36,775.45          378,447.39
                                                             3,213.89          23,745.41          34,199.36           52,668.45
                                                            81,684.76               0.00          28,033.61            3,717.01
                                                             8,933.99          55,264.82          51,626.76           15,006.54
                                                            63,542.54          12,905.25          22,299.64              673.13
                                                           231,253.73               0.00          55,730.44           62,222.77
                                                           274,476.35               0.00          18,636.70              673.13
                                                           277,009.64          15,465.97          54,034.69            6,270.18
                                                            13,182.26          41,797.19          47,420.37          101,450.02
                                                                 0.00          74,792.25          53,891.58              673.13
                                                                 0.00               0.00          62,076.00           75,768.64
                                                                 0.00               0.00               0.00           77,266.73
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00           5,516.38                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00

Total Time Balance of Scheduled Cash Flows             124,672,360.06      43,758,025.65      62,039,877.03       48,304,482.45


                                    Page 1


CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15,
2004 $259,125,000 Class A-3 6.450% Asset Backed Notes
due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Prepared by Lisa Sorenson, Phone 414-636-6184                                       02/16/99
                                                                                    12:53 AM
Payment Date                                                                                           16-Feb-99
Collection Period Begin                                                                                06-Jan-99
Date Collection Period End Date                                                    28-Feb-97           05-Feb-99
Days in accrual period (30/360)                                                                               30
PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                  $20,633,858.04

Warranty Repurchases
  Contracts deferred beyond Final Scheduled Maturity Date                                                  $0.00
  Government obligors                                                                                      $0.00
    Total Warranty Repurchases                                                                             $0.00

Total Collections For The Period                                                                  $20,633,858.04

Miscellaneous Data
  Scheduled Amounts 30 - 59 days past due                                                          $3,323,605.93
  Scheduled Amounts 60 days or more past due                                                       $1,593,026.03
  Net Losses on Liquidated Receivables                                                                $61,508.74
  Number of Loans at Beginning of Period                                                                  14,294
  Number of Loans at End of Period                                                                        13,888
  Repossessed Equipment not Sold or Reassigned (Beginning)                                                 $0.00
  Repossessed Equipment not Sold or Reassigned (End)                                                       $0.00
  Reinvestment Income (including Pre-Funding Account and Spread Account)                             $110,302.58
  Pre-Funding Account Reinvestment Income                                                                  $0.00















                                    Page 2


CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date                                                                                           16-Feb-99
Collection Period Begin Date                                                                           06-Jan-99
Collection Period End Date                                                                             05-Feb-99
PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                          $269,148,594.04
  A-1 Note Beginning Principal Balance                                                                     $0.00
  A-2 Note Beginning Principal Balance                                                                     $0.00
  A-3 Note Beginning Principal Balance                                                           $231,773,594.04
  B Note Beginning Principal Balance                                                              $26,000,000.00
  Certificate Beginning Principal Balance                                                         $11,375,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                $250,412,613.14
  A-1 Note Principal Balance (End of Period)                                                               $0.00
            A-1 Note Pool Factor (End of Period)                                                       0.0000000
  A-2 Note Principal Balance (End of Period)                                                               $0.00
            A-2 Note Pool Factor (End of Period)                                                       0.0000000
  A-3 Note Principal Balance (End of Period)                                                     $213,037,613.14
            A-3 Note Pool Factor (End of Period)                                                       0.8221423
  B Note Principal Balance (End of Period)                                                        $26,000,000.00
            B Note Pool Factor (End of Period)                                                         1.0000000
  Certificate Principal Balance (End of Period)                                                   $11,375,000.00
            Certificate Pool Factor (End of Period)                                                    1.0000000

Contract Value Decline                                                                            $18,735,980.90
  Pool Balance (Beg. of Collection Period)                                                       $269,153,813.13
  Pool Balance (End of Collection Period)                                                        $250,417,832.23

Total Distribution Amount (TDA)                                                                   $20,744,160.62
  Total Collections and Investment Income for the Period                                          $20,744,160.62
  Negative Carry Amount                                                                                    $0.00

Administration Fee Accrued during this Period ($500 per Quarter)                                         $166.67

Principal Distribution Amount  (PDA)                                                              $18,735,980.90



Principal Allocation to Notes and Certificates
  A-1 Noteholders' Principal Distributable Amount                                                          $0.00
  A-2 Noteholders' Principal Distributable Amount                                                          $0.00
  A-3 Noteholders' Principal Distributable Amount                                                 $18,735,980.90
  B Noteholders' Principal Distributable Amount                                                            $0.00
  Certificateholders' Principal Distributable Amount                                                       $0.00

Interest Distributable Amount                                                                      $1,454,460.16
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                       $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                       $0.00
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                               $1,245,783.07
  Noteholders' Interest Distributable Amount applicable to B Notes                                   $145,166.67
  Certificateholders' Interest Distributable Amount                                                   $63,510.42

Servicing Fees Accrued during this Period                                                            $224,294.84

Total Distribution Amount Remaining to Deposit to Spread Account                                     $329,258.05

Spread Account
  Beginning Spread Account Balance                                                                $13,000,000.00
  Deposit to Spread Account from Pre-Funding Account                                                       $0.00
  Deposit to Spread Account from Excess Collections over Distributions                               $329,258.05
  Distribution from Spread Account for Interest / Principal Shortfall                                      $0.00
        0.00                                                                                               $0.00

  Specified Spread Account Balance                                                                $13,000,000.00
  Release from Spread Account to Seller as "Excess Servicing Fee"                                    $329,258.05
  Ending Spread Account Balance (after distributions)                                             $13,000,000.00

Credit Enhancement                                                                                         5.19%
  Spread account % of Ending Pool Balance                                                                  5.19%
  Overcollateralization % of Ending Pool Balance                                                           0.00%


Scheduled Amounts 30 - 59 days past due                                                            $3,323,605.93
              as % of Ending Pool Balance                                                                  1.33%
Scheduled Amounts 60 days or more past due                                                         $1,593,026.03
              as % of Ending Pool Balance                                                                  0.64%
Net Losses on Liquidated Receivables                                                                  $61,508.74
              as % of Ending Pool Balance                                                                  0.02%


                                    Page 3


====================================================================================================================================
PART III -- SERVICING CALCULATIONS                                           16-Feb-99

1.  Sources and Uses of Collection Account Balance    Pool 1 Cutoff           Pool 1          Pool 2          Pool 3          Pool 4
Wtd. Avg. APR                                                8.823%           8.823%          8.701%          8.302%          8.479%
Contract Value (Beg. of Collection Period), by
 origination pool                                                    $123,467,650.66  $41,473,060.62  $59,120,653.47  $45,092,448.38
Contract Value  (End of Collection Period), by
 origination  pool                                  $335,052,501.00  $111,158,125.29  $39,554,500.39  $56,204,649.47  $43,500,557.08
Contract Value Decline                                               ---------------  --------------  --------------  --------------
                                                                      $12,309,525.37   $1,918,560.23   $2,916,004.00   $1,591,891.30
                                                                               9.97%           4.63%           4.93%           3.53%
Initial Pool Balance                                                 $269,153,813.13
Pool Balance (End of Collection Period)                              $250,417,832.23

Total Collections and Investment Income for
 the period                                                           $20,744,160.62
Negative Carry Amount                                                          $0.00

Total Distribution Amount (TDA)                                       $20,744,160.62
Principal Distribution Amount  (PDA)                                  $18,735,980.90             90%
Interest Distribution Amount  (IDA)                                    $2,008,179.72             10%

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                           $0.00
A-1 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                             $0.00
A-1 Noteholders' Share of the Principal
 Distribution Amount                                                           0.00%
A-1 Noteholders' Principal Distributable Amount                                $0.00

Principal Distribution Amount Remaining                               $18,735,980.90

A-2 Note Beginning Principal Balance                                           $0.00
A-2 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                             $0.00
A-2 Noteholders' Share of the Principal
 Distribution Amount                                                           0.00%
A-2 Noteholders' Principal Distributable Amount                                $0.00

Principal Distribution Amount Remaining                               $18,735,980.90

A-3 Note Beginning Principal Balance                                 $231,773,594.04
A-3 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                            $0.00
A-3 Noteholders' Share of the Principal
 Distribution Amount                                                         100.00%
A-3 Noteholders' Principal Distributable Amount                       $18,735,980.90

Principal Distribution Amount Remaining                                        $0.00

B Note Beginning Principal Balance                                    $26,000,000.00
B Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                             $0.00
B Noteholders' Share of the Principal
 Distribution Amount                                                           0.00%
B Noteholders' Principal Distributable Amount                                  $0.00

Principal Distribution Amount Remaining                                        $0.00

Certificate Beginning Principal Balance                               $11,375,000.00
Certificateholders' Principal Carryover Shortfall
 (Previous Period)                                                             $0.00
Certificateholders' Share of the Principal
 Distribution Amount                                                           0.00%
Certificateholders' Principal Distributable Amount                             $0.00

Interest Accrued on Class A-1 Notes this period              5.597%            $0.00
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-1 Notes                                     $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
 applicable to A-1 Notes                                                       $0.00


Interest Accrued on Class A-2 Notes this period              6.000%            $0.00
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-2 Notes                                     $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
 applicable to A-2 Notes                                                       $0.00


Interest Accrued on Class A-3 Notes this period              6.450%    $1,245,783.07
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-3 Notes                                     $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
 applicable to A-3 Notes                                               $1,245,783.07

Interest Accrued on Class A-1, A-2 and A-3
 Notes this period                                                     $1,245,783.07
Offered Noteholders' Interest Carryover
 Shortfall (Previous Period)                                                   $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Offered Noteholders' Interest Distributable
 Amount                                                                $1,245,783.07

Interest Accrued on Class B Notes this period                6.700%      $145,166.67
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to B Notes                                       $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
 applicable to B Notes                                                   $145,166.67

Interest Accrued on Certificates this period                 6.700%       $63,510.42
Certificateholders' Interest Carryover
 Shortfall (Previous Period)                                                   $0.00
Interest Due (in Arrears) on Above Shortfall                                   $0.00
Certificateholders' Interest Distributable
 Amount                                                                   $63,510.42

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                             $20,744,160.62

Administration Fee Shortfall (Previous Period)                                 $0.00
Administration Fee Accrued during this Period
 ($500 per Quarter)                                         $500.00          $166.67
Administration Fee Paid this Period from TDA                                 $166.67
Administration Fee Shortfall                                                   $0.00

Total Distribution Amount Remaining                                   $20,743,993.95

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-1 Notes                                     $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-1 Notes this period                                $0.00
Noteholders' Interest applicable to A-1 Notes
 Paid this Period from TDA                                                     $0.00
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to
 A-1 Notes                                                                     $0.00

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-2 Notes                                     $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-2 Notes this period                                $0.00
Noteholders' Interest applicable to A-2 Notes
 Paid this Period from TDA                                                     $0.00
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to
 A-2 Notes                                                                     $0.00

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-3 Notes                                     $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-3 Notes this period                        $1,245,783.07
Noteholders' Interest applicable to A-3 Notes
 Paid this Period from TDA                                             $1,245,783.07
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-3 Notes                            $0.00


                                    Page 4

Offered Noteholders' Interest Carryover Shortfall
 (Previous Period)                                                             $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes
 this period                                                           $1,245,783.07
Offered Noteholders' Interest Paid this Period
 from TDA                                                              $1,245,783.07
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period)                                                    $0.00

Total Distribution Amount Remaining                                   $19,498,210.88

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to B Notes                                       $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class B Notes this period                            $145,166.67
Noteholders' Interest applicable to B Notes
 Paid this Period from TDA                                               $145,166.67
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to B Notes                              $0.00

Total Distribution Amount Remaining                                   $19,353,044.21

A-1 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                             $0.00
A-1 Noteholders' Monthly Principal Distributable
 Amount                                                                        $0.00
A-1 Noteholders' Principal Distributable Amount
 Paid from TDA                                                                 $0.00
Preliminary A-1 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                    $0.00


Total Distribution Amount Remaining                                   $19,353,044.21

A-2 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                             $0.00
A-2 Noteholders' Monthly Principal Distributable
 Amount                                                                        $0.00
A-2 Noteholders' Principal Distributable Amount
 Paid from TDA                                                                 $0.00
Preliminary A-2 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                    $0.00


Total Distribution Amount Remaining                                   $19,353,044.21

A-3 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                             $0.00
A-3 Noteholders' Monthly Principal Distributable
 Amount                                                               $18,735,980.90
A-3 Noteholders' Principal Distributable Amount
 Paid from TDA                                                        $18,735,980.90
Preliminary A-3 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                    $0.00


Total Distribution Amount Remaining                                      $617,063.31

B Noteholders' Principal Distributable Amount                                  $0.00
B Noteholders' Monthly Principal Distributable
 Amount                                                                        $0.00
B Noteholders' Principal Distributable Amount
 Paid from TDA                                                                 $0.00
Preliminary B Noteholders' Principal Carryover
 Shortfall (Current Period)                                                    $0.00

Total Distribution Amount Remaining                                      $617,063.31

Certificateholders' Interest Carryover
 Shortfall (Previous  Period)                                                  $0.00
Interest Due (in Arrears) on Above Shortfall                                   $0.00
Interest Accrued on Certificates this period                              $63,510.42
Certificateholders' Interest Paid this
 Period from TDA                                                          $63,510.42
Preliminary Certificateholders' Interest
 Carryover Shortfall (Current Period)                                          $0.00


Total Distribution Amount Remaining                                      $553,552.89

Certificateholders' Principal Carryover
 Shortfall (Previous Period)                                                   $0.00
Certificateholders' Principal Distributable
 Amount applicable to current period                                           $0.00
Certificateholders' Principal Distributable
 Amount Paid from TDA                                                          $0.00
Preliminary Certificateholders' Principal
 Carryover Shortfall (Current Period)                                          $0.00

Total Distribution Amount Remaining                                      $553,552.89

Servicing Fee Shortfall (Previous Period)                                      $0.00
Servicing Fees Accrued during this Period                     1.00%      $224,294.84
Total Servicing Fees Due                                                 $224,294.84
Servicing Fees Paid this Period from TDA                                 $224,294.84
Servicing Fee Shortfall                                                        $0.00

Total Distribution Amount Available to
 Deposit to Spread Acct                                                  $329,258.05

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                          $0.00

New Collateral Purchased                                                       $0.00
Deposit to Spread Account                                      2.00%           $0.00
                                                                               -----
Payment to Seller                                                              $0.00

Ending Pre-Funding Account Balance                                             $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                   $0.00

Adjusted Ending Pre-Funding Account Balance                                    $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                   177 days            $0.00

Pre-Funded Percentage                                                         0.000%
Negative Carry Withdrawls                                                      $0.00
Cumulative Negative Carry Withdrawls                                           $0.00
Maximum Negative Carry Amount                              150 days            $0.00
Required Negative Carry Account Balance                                        $0.00
Interim Ending Negative Carry Account Balance                                  $0.00
Negative Carry Amount Released to Seller                                       $0.00

Ending Negative Carry Account Balance                                          $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                      $13,000,000.00
Deposit to Spread Account from Pre-Funding
 Account                                                                      $0.00
Deposit to Spread Account from Excess
 Collections over Distributions                                         $329,258.05

Distribution from Spread Account to Noteholders' Distr. Account               $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                     $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                     $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                     $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes                                       $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                             $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                             $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                             $0.00


                                    Page 5

Adj to Preliminary B Noteholders' Principal Carryover Shortfall
(Current Period)                                                              $0.00

Preliminary Spread Account Balance Remaining                         $13,329,258.05







Cumulative Realized Losses since 28-February-97 (Cut-off Date)         $1,683,370.71
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?        NO
12*(Realized Losses during Collection Period + Repos at end
 of Collection Period)                                                   $738,104.88
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool
 Balance?                                                        NO
60 day or > Delinquent Scheduled Amounts                               $1,593,026.03
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?    NO
Are any of the three conditions "YES"?                           NO

Preliminary A-1 Note Principal Balance (End of Period)                         $0.00
Preliminary A-2 Note Principal Balance (End of Period)                         $0.00
Preliminary A-3 Note Principal Balance (End of Period)               $213,037,613.14
Preliminary B Note Principal Balance (End of Period)                  $26,000,000.00
Preliminary Certificate Principal Balance (End of Period)             $11,375,000.00
Preliminary Total Principal Balance of Notes and Certificates        $250,412,613.14
(End of Period)

Specified Spread Account Balance                                      $13,000,000.00
Lesser of:
(a) 2.00% of the Initial Pool Balance                         2.00%    13,000,000.00

(b) the Note Balance                                                  250,412,613.14


Preliminary Spread Account Balance Remaining                          $13,329,258.05
Preliminary Excess Amount in Spread Account                              $329,258.05

Release from Spread Account to Seller as "Excess Servicing
 Fee"                                                                    $329,258.05




Ending Spread Account Balance (after distributions)                   $13,000,000.00
Net Change in Spread Account Balance                                           $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-1 Notes                                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-2 Notes                                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-3 Notes                                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to B Notes                                                         $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current
 Period)                                                                       $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current
 Period)                                                                       $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current
 Period)                                                                       $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                  $0.00
Certificateholders' Interest Carryover Shortfall  (Ending
 Balance)                                                                      $0.00
Certificateholders' Principal Carryover Shortfall  (Ending
 Balance)                                                                      $0.00

A-1 Note Principal Balance (End of Period)                                     $0.00
A-2 Note Principal Balance (End of Period)                                     $0.00
A-3 Note Principal Balance (End of Period)                           $213,037,613.14
B Note Principal Balance (End of Period)                              $26,000,000.00
Certificate Principal Balance (End of Period)                         $11,375,000.00
Total Principal Balance of Notes and Certificates (End of
 Period)                                                             $250,412,613.14

A-1 Note Pool Factor (End of Period)                 $71,500,000.00        0.0000000
A-2 Note Pool Factor (End of Period)                $282,000,000.00        0.0000000
A-3 Note Pool Factor (End of Period)                $259,125,000.00        0.8221423
B Note Pool Factor (End of Period)                   $26,000,000.00        1.0000000
Certificate Pool Factor (End of Period)              $11,375,000.00        1.0000000
Total Notes & Certificates Pool Factor
(End of Period)                                                            0.3852502

Specified Spread Account Balance (after all distributions
and adjustments)                                                      $13,000,000.00


                                    Page 6


CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO NOTEHOLDERS

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                                          16-Feb-99
(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                        $0.00
          per $1,000 original principal amount:                                                        0.0000000

    (b)   A-2 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                     $0.00000000

    (c)   A-3 Notes:                                                                              $18,735,980.90
           per $1,000 original principal amount:                                                    $72.30479846

    (d)   B Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                     $0.00000000

    (e)   Total                                                                                   $18,735,980.90

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                        $0.00
          per $1,000 original principal amount:                                                      $0.00000000

    (b)  A-2 Notes:                                                                                        $0.00
           per $1,000 original principal amount:                                                     $0.00000000

    (c)  A-3 Notes:                                                                                $1,245,783.07
          per $1,000 original principal amount:                                                      $4.80765295

    (d)  B Notes:                                                                                    $145,166.67
          per $1,000 original principal amount:                                                      $5.58333346

    (e)  Total                                                                                     $1,390,949.74

(3) Pool Balance at the end of the related Collection Period                                     $250,417,832.23

(4) After giving effect to distributions on current Payment Date:

    (a)  (i)   outstanding principal amount of A-1 Notes:                                                  $0.00
         (ii)  A-1 Note Pool Factor:                                                                   0.0000000

    (b)  (i)   outstanding principal amount of A-2 Notes:                                                  $0.00
         (ii)  A-2 Note Pool Factor:                                                                   0.0000000

    (c)  (i)   outstanding principal amount of A-3 Notes:                                        $213,037,613.14
         (ii)  A-3 Note Pool Factor:                                                                  $0.8221423

    (d)  (i)   outstanding principal amount of A-3 Notes:                                         $26,000,000.00
         (ii)  A-3 Note Pool Factor:                                                                  $1.0000000

    (e)  (i)   Certificate Balance                                                                $11,375,000.00
         (ii)  Certificate Pool Factor:                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                        $224,294.84
      per $1,000 Beginning of Collection Period:                                                      0.83333332

(6)  Amount of Administration Fee:                                                                       $166.67
         per $1,000 Beginning of Collection Period:                                                   0.00061924

(7)  Aggregate Purchase Amounts for Collection Period:                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
      Collection Period:                                                                              $61,508.74

(9)  Amount in Spread Account:                                                                    $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                                       $0.00

(11) For the Final payment date with respect to the Funding Period, the
       Remaining Pre-Funded Amount                                                                           NA

(12)  Amount in Negative Carry Account:                                                                    $0.00


                                    Page 7


CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO CERTIFICATEHOLDERS

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                          16-Feb-99
(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                        $0.00
          per $1,000 original principal amount:                                                      $0.00000000

    (b)  A-2 Notes:                                                                                        $0.00
          per $1,000 original principal amount:                                                      $0.00000000

    (c)  A-3 Notes:                                                                                18,735,980.90
          per $1,000 original principal amount:                                                      72.30479846

    (d)  B Notes:                                                                                           0.00
          per $1,000 original principal amount:                                                       0.00000000

    (e)  Certificates:                                                                                     $0.00
          per $1,000 original principal amount:                                                      $0.00000000

    (f)  Total:                                                                                   $18,735,980.90

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                        $0.00
          per $1,000 original principal amount:                                                      $0.00000000

    (b)  A-2 Notes:                                                                                        $0.00
          per $1,000 original principal amount:                                                      $0.00000000

    (c)  A-3 Notes:                                                                                $1,245,783.07
          per $1,000 original principal amount:                                                      $4.80765295

    (d)  B Notes:                                                                                    $145,166.67
          per $1,000 original principal amount:                                                      $5.58333346

    (e)  Certificates:                                                                                $63,510.42
          per $1,000 original principal amount:                                                      $5.58333363

    (f)  Total:                                                                                    $1,454,460.16

(3)  Pool Balance at end of related Collection Period:                                           $250,417,832.23

(4) After giving effect to distributions on this Payment Date:

    (a)  (i)   outstanding principal amount of A-1 Notes:                                                  $0.00
         (ii)  A-1 Note Pool Factor:                                                                   0.0000000

    (b)  (i)   outstanding principal amount of A-2 Notes:                                                  $0.00
         (ii)  A-2 Note Pool Factor:                                                                   0.0000000

    (c)  (i)   outstanding principal amount of A-3 Notes:                                        $213,037,613.14
         (ii)  A-3 Note Pool Factor:                                                                   0.8221423

    (d)  (i)   outstanding principal amount of B Notes:                                           $26,000,000.00
         (ii)  B Note Pool Factor:                                                                     1.0000000

    (e)  (i)   Certificate Balance                                                                $11,375,000.00
         (ii)  Certificate Pool Factor:                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                        $224,294.84
      per $1,000 Beginning of Collection Period:                                                     $0.83333332

(6)  Amount of Administration Fee:                                                                       $166.67
      per $1,000 Beginning of Collection Period:                                                     $0.00061924

(7)  Aggregate Purchase Amounts for Collection Period:                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
     Collection Period:                                                                               $61,508.74

(9)  Amount in Spread Account:                                                                    $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                                       $0.00

(11) For the Final payment date with respect to the Funding Period, the
      Remaining Pre-Funded Amount                                                                            NA

(12)  Amount in Negative Carry Account:                                                                    $0.00


                                    Page 8


CASE EQUIPMENT LOAN TRUST 1997-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                                          16-Feb-99
(1)  Payment of Administration Fee to Administrator:                                                     $166.67

(2)  Offered Noteholders' Interest Distributable Amount
      deposited into Note Distribution Account:                                                    $1,390,949.74

(3)  Noteholders' Principal Distributable Amount to be
      deposited into Noteholders' Distribution Account:                                           $18,735,980.90

(4)  Certificateholders' Interest Distributable Amount to be
      deposited into Certificateholders' Distribution Account:                                        $63,510.42

(5)  Certificateholders' Principal Distributable Amount to be
      deposited into Certificateholders' Distribution Account:                                             $0.00

(6)  Payment of Servicing Fee to Servicer:                                                           $224,294.84

(7)  Release to Seller from Excess Collections over Distributions                                    $329,258.05

Check for Error                                                                              NO ERROR
Sum of Above Distributions                                                                   $20,744,160.62
Total Distribution Amount plus Releases to Seller                                            $20,744,160.62












                                    Page 9


CASE EQUIPMENT LOAN TRUST 1997-A
SERVICER'S CERTIFICATE

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                                          16-Feb-99
(1)  Total Distribution Amount:                                                                   $20,744,160.62

(2)  Administration Fee:                                                                                 $166.67


(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                   $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                    $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                   $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                    $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                           $1,245,783.07

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                    $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                               $145,166.67

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                     $0.00

(11)  Offered Noteholders' Interest Distributable Amount'                                          $1,390,949.74
        deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                             $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                     0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                      $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                     $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                             $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                     0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                      $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                     $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                    $18,735,980.90

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                   100.00%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                      $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                            $18,735,980.90

(24)  B Noteholders' Monthly Principal Distributable Amount:                                               $0.00

(25)  % of Principal Distribution Amount applicable to B Noteholders                                       0.00%

(26)  B Noteholders' Principal Carryover Shortfall:                                                        $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                       $0.00

(28)  Noteholders' Principal Distribution Amount:                                                 $18,735,980.90

(29)  Noteholders' Distributable Amount:                                                          $20,126,930.64

(30)  Certificateholders' Interest Distributable Amount:                                              $63,510.42

(31)  Certificateholders' Interest Carryover Shortfall:                                                    $0.00

(32)  Certificateholders' Percentage:                                                                      0.00%

(33) Certificateholders' Principal Distributable Amount $0.00 applicable to current period

(34)  Certificateholders' Principal Carryover Shortfall:                                                   $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                  $0.00

(36)  Certificateholders' Distributable Amount:                                                       $63,510.42

(37)  Servicing Fee:                                                                                 $224,294.84

(38)  Deposit to Spread Account (from excess collections):                                           $329,258.05

(39)  Specified Spread Account Balance (after all distributions and adjustments):                 $13,000,000.00
       The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                         $13,000,000.00

    (b) the Note Balance                                                                         $250,412,613.14

(40)  Spread Account Balance over the Specified Spread Account Balance:                              $329,258.05

(41)  Excess Amounts Distributed To Seller:
    (a) Release of Excess Amount in Spread Account                                                   $329,258.05
    (b) Release of Excess Amount in Negative Carry Account                                                  0.00


(42) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                     $0.00


(44)  Pool Balance as of the opening of business on the first day of
       the Collection Period in which the Payment Date occurs:                                   $269,153,813.13

(45)  After giving effect to all distributions on such Payment Date:
       Outstanding Principal Balance of A-1 Notes:                                                         $0.00


                                    Page 10


       A-1 Note Pool Factor:                                                                           0.0000000

       Outstanding Principal Balance of A-2 Notes:                                                         $0.00
       A-2 Note Pool Factor:                                                                           0.0000000

       Outstanding Principal Balance of A-3 Notes:                                               $213,037,613.14
       A-3 Note Pool Factor:                                                                           0.8221423

       Outstanding Principal Balance of B Notes:                                                  $26,000,000.00
       B Note Pool Factor:                                                                             1.0000000

       Outstanding Principal Balance of the Certificates:                                         $11,375,000.00
       Certificate Pool Factor:                                                                        1.0000000

(46)  Aggregate Purchase Amounts for related Collection Period:                                            $0.00

(47)  Aggregate Amount of Realized Losses for the related                                             $61,508.74
       Collection Period:

(48)  Spread Account Balance after giving effect to all
       distributions:                                                                             $13,000,000.00


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

                                                                       16-Feb-99
                                                                        12:40 AM
Prepared by Lisa Sorenson                                        File: us97b.xls
(414)636-6184

                                               ---------------------------------------------------------------
NPV Data Input Section                              05-Feb-99       05-Feb-99       05-Feb-99      05-Feb-99
                                               ---------------------------------------------------------------
Scheduled cash flows as of the                          Pool 1          Pool 2          Pool 3          Pool 4
                                                  4,563,047.86    1,642,061.17    1,076,906.77    2,370,553.50
                                                  4,419,434.79    1,558,719.21      975,498.93    2,072,724.96
                                                  5,130,826.88    1,512,450.21    1,276,872.68    2,088,151.03
                                                  6,657,346.62    1,167,842.80    1,021,864.40    1,981,862.05
                                                 10,711,382.74    1,091,433.11      985,385.45    1,730,290.10
                                                  9,873,360.37    1,633,061.82    1,136,562.04    2,023,718.44
                                                  9,679,127.87    1,345,843.30      970,428.22    2,231,272.88
                                                  6,678,831.58    6,602,958.48    1,655,469.60    2,780,723.61
                                                  4,395,861.37    3,560,939.56    5,890,521.32    2,790,860.95
                                                  4,448,526.83    1,552,810.73    2,478,759.74   11,860,423.93
                                                  5,782,474.07    1,753,065.37    1,619,195.50    5,554,449.75
                                                  6,123,341.24    1,847,767.82    1,458,808.00    2,843,850.97
                                                  4,626,707.60    1,288,559.69      969,691.08    1,793,384.01
                                                  4,083,683.16    1,209,127.85      773,143.46    1,717,289.50
                                                  4,710,752.17    1,337,063.32    1,074,203.87    1,788,334.38
                                                  6,259,002.54    1,016,077.91      854,807.95    1,717,831.11
                                                 10,071,769.78      964,786.86      841,523.50    1,511,250.37
                                                  8,905,348.31    1,504,645.15      973,603.08    1,736,998.58
                                                  8,613,236.57    1,224,226.77      879,497.35    1,877,182.04
                                                  5,582,261.53    6,303,568.54    1,543,853.38    2,462,744.01
                                                  3,314,498.79    3,293,613.05    5,599,444.10    2,542,699.10
                                                  3,292,465.94    1,318,786.07    2,235,767.48   11,240,338.02
                                                  4,374,694.46    1,459,791.04    1,385,583.62    4,645,497.66
                                                  4,518,599.24    1,576,161.07    1,227,408.16    2,063,924.03
                                                  3,364,378.01    1,038,473.92      792,549.02    1,394,870.86
                                                  2,867,861.81      899,208.13      655,806.86    1,293,207.32
                                                  3,211,518.04      976,494.06      832,392.42    1,317,386.85
                                                  3,928,295.72      757,840.27      653,487.55    1,242,239.83
                                                  5,725,436.10      711,564.69      653,402.55    1,064,146.91
                                                  5,522,411.72    1,182,601.68      758,040.63    1,269,899.18
                                                  5,150,167.56      961,993.08      663,311.44    1,324,038.49
                                                  3,001,040.92    5,036,827.25    1,248,551.06    1,908,158.88
                                                  1,063,013.70    2,280,433.11    4,332,559.27    1,786,889.37
                                                  1,030,412.26      805,581.32    1,560,146.26    8,671,456.22
                                                  1,762,641.45      926,248.55      819,885.70    3,191,814.13
                                                  2,005,645.98      897,350.47      652,982.27    1,160,644.67
                                                  1,230,059.02      474,441.67      263,640.94      628,095.22
                                                    854,701.12      282,892.61      179,329.45      540,645.73
                                                    968,258.75      452,061.66      348,689.68      490,109.09
                                                  1,254,559.45      262,921.49      228,535.98      385,526.74
                                                  2,430,739.57      217,436.78      206,974.08      280,345.10
                                                  2,245,599.04      496,008.88      300,361.22      515,409.27
                                                  2,369,863.09      416,715.45      219,830.51      480,472.75
                                                  1,413,264.53    2,503,952.32      492,496.33      914,054.37
                                                    237,283.01    1,344,036.34    2,414,269.14      917,080.08
                                                    179,560.87      321,990.74      871,388.94    5,752,888.12
                                                    259,620.39      322,979.28      411,196.14    1,908,278.69
                                                    187,921.62      340,078.71      349,193.16      666,318.70
                                                     35,037.52      194,057.56       42,013.61      163,048.72
                                                     96,647.36        9,923.47       10,887.48       82,350.25
                                                     65,961.00        7,761.47       46,218.20       35,684.41
                                                     90,213.35        6,086.91        5,165.46       26,487.28
                                                     65,763.73        2,098.35       40,132.30       11,506.00
                                                     74,816.41        2,098.35        5,165.46       41,465.87
                                                     16,922.19       38,691.71        5,165.46       32,006.10
                                                     16,233.26      121,116.22       43,764.44       49,782.69
                                                          0.00       13,379.00      133,408.30      147,169.27
                                                          0.00            0.00            0.00      112,890.13
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00
                                                          0.00            0.00            0.00            0.00


Total Time Balance of Scheduled Cash Flows      199,542,430.86   72,070,706.40   59,145,740.99  115,232,722.27


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004


Prepared by  Lisa Sorenson (414)636-6184                                           02/16/99
                                                                                   12:40 AM
Payment Date                                                                                         16-Feb-99
Collection Period Begin Date                                                                         06-Jan-99
Collection Period End Date                                                        31-Aug-97          05-Feb-99
Days in accrual period (30/360)                                                                             30
Days in accrual period (ACT/360)                                                                            32
One-Month LIBOR                                                                                       5.00000%

PART I -- MONTHLY DATA INPUT

FIXED RATE COLLATERAL

 Receipts During the Period                                                                     $21,889,794.89

Warranty Repurchases
  Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
  Government obligors                                                                                    $0.00
    Total Warranty Repurchases                                                                           $0.00

Total Fixed Rate Collections For The Period                                                     $21,889,794.89



FLOATING RATE COLLATERAL

 Receipts During the Period                                                                      $3,279,284.16

Warranty Repurchases
  Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
  Government obligors                                                                                    $0.00
    Total Warranty Repurchases                                                                           $0.00

Total Floating Rate Collections For The Period                                                   $3,279,284.16

  Pool Balance (Beg. of Collection Period)                                                      $46,078,410.08
  Pool Balance (End of Collection Period)                                                       $43,063,027.18

Total Collection                                                                                $25,169,079.05
Negative Carry Amount                                                                                    $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                             $156,632.03
Pre-Funding Account Reinvestment Income                                                                  $0.00

  Total Distribution Amount                                                                     $25,325,711.08

MISCELLANEOUS DATA

  Fixed Rate Collateral
  Scheduled Amounts 30 - 59 days past due                                                        $3,241,860.55
  Scheduled Amounts 60 days or more past due                                                     $2,855,972.43
  Net Losses on Liquidated Receivables                                                              $84,328.79
  Number of Loans at Beginning of Period                                                                18,897
  Number of Loans at End of Period                                                                      18,492
  Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
  Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00

  Fioating Rate Collateral
  Scheduled Amounts 30 - 59 days past due                                                          $410,439.33
  Scheduled Amounts 60 days or more past due                                                       $168,970.33
  Net Losses on Liquidated Receivables                                                               $7,899.02
  Number of Loans at Beginning of Period                                                                 3,315
  Number of Loans at End of Period                                                                       3,193
  Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
  Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00

  Total Collateral
  Scheduled Amounts 30 - 59 days past due                                                        $3,652,299.88
  Scheduled Amounts 60 days or more past due                                                     $3,024,942.76
  Net Losses on Liquidated Receivables                                                              $92,227.81
  Number of Loans at Beginning of Period                                                                22,212
  Number of Loans at End of Period                                                                      21,685
  Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
  Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00

  Pre-Funding Account Reinvestment Income                                                                $0.00


                                    Page 2 of 14


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004


Payment Date                                                                                         16-Feb-99
Collection Period Begin Date                                                                         06-Jan-99
Collection Period End Date                                                                           05-Feb-99
PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                        $456,386,591.75
  A-1 Note Beginning Principal Balance                                                                   $0.00
  A-2 Note Beginning Principal Balance                                                                   $0.00
  A-3 Note Beginning Principal Balance                                                         $188,266,270.33
  A-4 Note Beginning Principal Balance                                                         $188,591,000.00
  B Note Beginning Principal Balance                                                            $46,078,409.25
  C Note Beginning Principal Balance                                                            $18,260,912.17
  Certificate Beginning Principal Balance                                                       $15,190,000.00


Total Principal Balance of Notes and Certificates (End of Period)                              $434,463,449.38
  A-1 Note Principal Balance (End of Period)                                                             $0.00
                              A-1 Note Pool Factor (End of Period)                                   0.0000000
  A-2 Note Principal Balance (End of Period)                                                             $0.00
                              A-2 Note Pool Factor (End of Period)                                   0.0000000
  A-3 Note Principal Balance (End of Period)                                                   $170,235,451.46
                              A-3 Note Pool Factor (End of Period)                                   0.7182930
  A-4 Note Principal Balance (End of Period)                                                   $188,591,000.00
                              A-4 Note Pool Factor (End of Period)                                   1.0000000
  B Note Principal Balance (End of Period)                                                       43,063,026.35
                              B Note Pool Factor (End of Period)                                     0.4395969
  C Note Principal Balance (End of Period)                                                      $17,383,971.57
                              C Note Pool Factor (End of Period)                                     0.5007048
  Certificate Principal Balance (End of Period)                                                 $15,190,000.00
                              Certificate Pool Factor (End of Period)                                1.0000000

FIXED RATE CONTRACT VALUE DECLINE                                                               $18,907,759.47
  Pool Balance (Beg. of Collection Period)                                                     $410,436,636.12
  Pool Balance (End of Collection Period)                                                      $391,528,876.65

Fixed Rate Distribution Amount (FxDA)                                                           $22,046,426.92
   Total Collections and Investment Income for the Period                                       $22,046,426.92
   Negative Carry Amount                                                                                 $0.00

Fixed Rate Principal Distribution Amount  (FxPDA)                                               $18,907,759.47

FLOATING  RATE CONTRACT VALUE DECLINE                                                            $3,015,382.90
  Pool Balance (Beg. of Collection Period)                                                      $46,078,410.08
  Pool Balance (End of Collection Period)                                                       $43,063,027.18

Floating Rate Distribution Amount (FltDA)                                                        $3,279,284.16


Principal Allocation to Notes and Certificates
  A-1 Noteholders' Principal Distributable Amount                                                        $0.00
  A-2 Noteholders' Principal Distributable Amount                                                        $0.00
  A-3 Noteholders' Principal Distributable Amount                                               $18,030,818.87
  A-4 Noteholders' Principal Distributable Amount                                                        $0.00
  B Noteholders' Principal Distributable Amount                                                  $3,015,382.90
  C Noteholders' Principal Distributable Amount                                                    $876,940.60
  Certificateholders' Principal Distributable Amount                                                     $0.00

Interest Distributable Amount                                                                    $1,157,668.24
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                     $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                     $0.00
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                               $978,984.61
  Noteholders' Interest Distributable Amount applicable to A-4 Notes                             $1,007,390.26
  Noteholders' Interest Distributable Amount applicable to B Notes                                 $212,984.65
  Noteholders' Interest Distributable Amount applicable to C Notes                                  $97,543.71
  Certificateholders' Interest Distributable Amount                                                 $81,139.92

Spread Account
  Beginning Spread Account Balance                                                              $17,359,205.00
  Deposit to Spread Account from Pre-Funding Account                                                     $0.00
  Deposit to Spread Account from Excess Collections over Distributions                           $1,105,498.81
  Distribution from Spread Account for Interest / Principal Shortfall                                    $0.00

  Specified Spread Account Balance                                                              $17,359,205.00
  Ending Spread Account Balance (after distributions)                                           $17,359,205.00

Credit Enhancement                                                                                       4.02%
  Spread account % of Ending Pool Balance                                                                3.99%
  Overcollateralization % of Ending Pool Balance                                                         0.03%

Scheduled Amounts 30 - 59 days past due                                                          $3,652,299.88
                              as % of Ending Pool Balance                                                0.84%
Scheduled Amounts 60 days or more past due                                                       $3,024,942.76
                              as % of Ending Pool Balance                                                0.70%
Net Losses on Liquidated Receivables                                                                $92,227.81
                              as % of Ending Pool Balance                                                0.02%


                                    Page 3 of 14



PART III -- SERVICING                                                                             16-Feb-99
CALCULATIONS

1.  Sources and Uses of Collection Account Balance  Pool 1 Cutoff             Pool 1          Pool 2          Pool 3          Pool 4
FIXED RATE POOL

Wtd. Avg. APR                                                8.637%          8.637%          8.833%          8.872%         8.799%
Fixed Rate Contract Value (Beg. of Collection
 Period), by origination pool                                        $186,000,734.43  $65,121,481.85  $53,466,487.59 $105,847,932.25
Fixed Rate Contract Value  (End of Collection
 Period), by origination pool                       $358,115,964.52  $177,816,034.24  $62,787,358.22  $51,273,901.26  $99,651,582.93
                                                   ---------------- ---------------- --------------- ---------------  --------------
Fixed Rate Contract Value Decline                                      $8,184,700.19   $2,334,123.63   $2,192,586.33   $6,196,349.32
                                                                               4.40%           3.58%           4.10%           5.85%
Fixed Rate Initial Pool Balance                                      $410,436,636.12
Fixed Rate Pool Balance (End of Collection
 Period)                                                             $391,528,876.65

Fixed Rate Collections and Investment Income
 for the period                                                       $22,046,426.92
Negative Carry Amount                                                          $0.00

Fixed Rate Distribution Amount (FxDA)                                 $22,046,426.92
Fixed Rate Principal Distribution Amount (FxPDA)                      $18,907,759.47

Initial C Percentage                                                          4.000%
Fixed Rate Unscheduled Principal (per pool)                                    $0.00           $0.00           $0.00   $1,498,854.25
Total Fixed Rate Unscheduled Principal                                 $1,498,854.25


FLOATING RATE POOL

Floating Rate Contract Value (Beg. of
 Collection Period)                                                   $46,078,410.08
Floating  Rate Contract Value  (End of
 Collection Period)                                                   $43,063,027.18
                                                                      --------------
Floating Rate Contract Value Decline                                   $3,015,382.90
Floating Rate Distribution Amount (FltDA)                              $3,279,284.16

Floating Rate Principal Distribution Amount (FltPDA)                   $3,015,382.90

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                           $0.00
A-1 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                             $0.00
A-1 Noteholders' Share of the Fixed Rate Principal                             0.00%
 Distribution Amount
A-1 Noteholders' Principal Distributable Amount                                $0.00

Fixed Rate Principal Distribution Amount Remaining                    $18,907,759.47
Floating  Rate Principal Distribution Amount Remaining                 $3,015,382.90

A-2 Note Beginning Principal Balance                                           $0.00
A-2 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                             $0.00
A-2 Noteholders' Share of the Fixed Rate Principal
 Distribution Amount                                                           0.00%
A-2 Noteholders' Principal Distributable Amount                                $0.00

Fixed Rate Principal Distribution Amount Remaining                    $18,907,759.47
Floating  Rate Principal Distribution Amount Remaining                 $3,015,382.90

A-3 Note Beginning Principal Balance                                 $188,266,270.33
A-3 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                             $0.00
A-3 Noteholders' Share of the Fixed Rate Principal
 Distribution Amount                                                          95.36%
A-3 Noteholders' Principal Distributable Amount                       $18,030,818.87

Fixed Rate Principal Distribution Amount Remaining                       $876,940.60
Floating  Rate Principal Distribution Amount Remaining                 $3,015,382.90

A-4 Note Beginning Principal Balance                                 $188,591,000.00
A-4 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                             $0.00
A-4 Noteholders' Share of the Fixed Rate Principal
 Distribution Amount                                                           0.00%
A-4 Noteholders' Principal Distributable Amount                                $0.00

Fixed Rate Principal Distribution Amount Remaining                       $876,940.60
 Floating  Rate Principal Distribution Amount Remaining                $3,015,382.90

B Note Beginning Principal Balance                                    $46,078,409.25
B Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                             $0.00
B Noteholders' Share of the Floating RatePrincipal                           100.00%
 Distribution Amount
B Noteholders' Principal Distributable Amount                          $3,015,382.90

Fixed Rate Principal Distribution Amount Remaining                       $876,940.60
Floating  Rate Principal Distribution Amount Remaining                         $0.00

C Note Beginning Principal Balance                                    $18,260,912.17
C Noteholders' Principal Carryover Shortfall (Previous Period)                 $0.00
C Noteholders' Share of the Fixed Rate & Floating Rate
Principal Distribution Amounts                                                 4.00%
C Noteholders' Principal Distributable Amount                            $876,940.60

Fixed Rate Principal Distribution Amount Remaining                             $0.00
Floating  Rate Principal Distribution Amount Remaining                         $0.00

Certificate Beginning Principal Balance                               $15,190,000.00
Certificateholders' Principal Carryover Shortfall
 (Previous Period)                                                             $0.00
Certificateholders' Share of the Fixed Rate & Floating
Rate Principal Distribution Amounts                                            0.00%
Certificateholders' Principal Distributable Amount                             $0.00

Interest Accrued on Class A-1 Notes this period             5.6120%            $0.00
Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-1 Notes                                               $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
applicable to A-1 Notes                                                        $0.00

Interest Accrued on Class A-2 Notes this period             5.9140%            $0.00
Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-2 Notes                                               $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
 applicable to A-2 Notes                                                       $0.00


                                    Page 4 of 14


Interest Accrued on Class A-3 Notes this period             6.2400%      $978,984.61
Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-3 Notes                                               $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
 applicable to A-3 Notes                                                 $978,984.61

Interest Accrued on Class A-4 Notes this period             6.4100%    $1,007,390.26
Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-4 Notes                                               $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
 applicable to A-4 Notes                                               $1,007,390.26

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period      $1,986,374.87
Offered Noteholders' Interest Carryover Shortfall (Previous Period)            $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Offered Noteholders' Interest Distributable Amount                     $1,986,374.87

Class B Notes Net Funds Cap                                                 6.44312%
Class B Accrual Rate (Min(Net Funds Cap, 1 Month Libor +20bp))              5.20000%
Net Funds Cap?                                                                    NO

Interest Accrued on Class B Notes this period       1 Month Libor +      $212,984.65
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to B Notes                                       $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
 applicable to B Notes                                                   $212,984.65
Preliminary Class B Net Funds Cap Carryover Amount                             $0.00

Interest Accrued on Class C Notes this period               6.4100%       $97,543.71
Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to C Notes                                                 $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
 applicable to C Notes                                                    $97,543.71

Interest Accrued on Certificates this period                6.4100%       $81,139.92
Certificateholders' Interest Carryover Shortfall
 (Previous Period)                                                             $0.00
Interest Due (in Arrears) on Above Shortfall                                   $0.00
Certificateholders' Interest Distributable Amount                         $81,139.92

3.  Allocation of Fixed Rate and Floating Rate Distribution
     Amounts

a. FIXED RATE DISTRIBUTION AMOUNT (FXDA)                              $22,046,426.92

Fixed Rate Percentage of Administration Fee
 Shortfall (Previous Period)                                                   $0.00
Fixed Rate Percentage of Administration Fee Accrued
 during this Period                                         $500.00          $149.84
Fixed Rate Percentage of Administration Fee Paid
 this Period from FxDA                                                       $149.84
Fixed Rate Percentage of Administration Fee Shortfall                          $0.00

Total Fixed Rate Distribution Amount Remaining                        $22,046,277.08

Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-1 Notes                                               $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-1 Notes this period                                $0.00
Noteholders' Interest applicable to A-1 Notes Paid this                        $0.00
 Period from FxDA
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                      $0.00

Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-2 Notes                                               $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-2 Notes this period                                $0.00
Noteholders' Interest applicable to A-2 Notes Paid this                        $0.00
 Period from FxDA
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                      $0.00

Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-3 Notes                                               $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-3 Notes this period                          $978,984.61
Noteholders' Interest applicable to A-3 Notes Paid this
 Period from FxDA                                                        $978,984.61
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                      $0.00

Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to A-4 Notes                                               $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-4 Notes this period                        $1,007,390.26
Noteholders' Interest applicable to A-4 Notes Paid this
 Period from FxDA                                                      $1,007,390.26
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-4 Notes                                      $0.00

Offered Noteholders' Interest Carryover Shortfall
 (Previous Period)                                                             $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period      $1,986,374.87
Offered Noteholders' Interest Paid this Period from FxDA               $1,986,374.87
Preliminary A Noteholders' Interest Carryover Shortfall
 (Current Period)                                                              $0.00

Total Fixed Rate Distribution Amount Remaining                        $20,059,902.21

Noteholders' Interest Carryover Shortfall (Previous
 Period) applicable to C Notes                                                 $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class C Notes this period                             $97,543.71
Noteholders' Interest applicable to C Notes Paid this
 Period from FxDA                                                         $97,543.71
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to C Notes                                        $0.00

Total Fixed Rate Distribution Amount Remaining                        $19,962,358.50

A-1 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                             $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                        $0.00
A-1 Noteholders' Principal Distributable Amount Paid from FxDA                 $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                              $0.00

Total Fixed Rate Distribution Amount Remaining                        $19,962,358.50

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)               $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                        $0.00
A-2 Noteholders' Principal Distributable Amount Paid from FxDA                 $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                              $0.00


                                    Page 5 of 14


Total Fixed Rate Distribution Amount Remaining                        $19,962,358.50

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)               $0.00
A-3 Noteholders' Monthly Principal Distributable Amount               $18,030,818.87
A-3 Noteholders' Principal Distributable Amount Paid from FxDA        $18,030,818.87
Preliminary A-3 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                              $0.00

Total Fixed Rate Distribution Amount Remaining                         $1,931,539.62

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)               $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                        $0.00
A-4 Noteholders' Principal Distributable Amount Paid from FxDA                 $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                              $0.00

Total Fixed Rate Excess Distribution Amount                            $1,931,539.62

b. FLOATING  RATE DISTRIBUTION AMOUNT (FLTDA)                          $3,279,284.16

Floating Rate Percentage of Administration Fee Shortfall
 (Previous Period)                                                             $0.00
Floating Rate Percentage of Administration Fee Accrued during
 this Period                                                                  $16.82
Floating Rate Percentage of Administration Fee Paid this
 Period from FltDA                                                            $16.82
Floating Rate Percentage of Administration Fee Shortfall                       $0.00

Total Floating Rate Distribution Amount Remaining                      $3,279,267.34

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to B Notes                                                         $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class B Notes this period                            $212,984.65
Noteholders' Interest applicable to B Notes Paid this Period
 from FltDA                                                              $212,984.65
Preliminary Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to B Notes                                                 $0.00


Total Floating Rate Distribution Amount Remaining                      $3,066,282.69

B Noteholders' Principal Carryover Shortfall (Previous Period)                 $0.00
B Noteholders' Monthly Principal Distributable Amount                  $3,015,382.90
B Noteholders' Principal Distributable Amount Paid from FltDA          $3,015,382.90
Preliminary B Noteholders' Principal Carryover Shortfall
  (Current Period)                                                             $0.00

Total Floating Rate Excess Distribution Amount                            $50,899.79

c. ALLOCATION OF FIXED RATE EXCESS DISTRIBUTION AMOUNT                 $1,931,539.62

Preliminary Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to B Notes                                                 $0.00
B Noteholders' Interest Carryover Shortfall paid from Fx Excess DA             $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to B Notes Remaining                                       $0.00

Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)      $0.00
B Noteholders' Principal Carryover Shortfall paid from Fx Excess DA            $0.00
Preliminary B Noteholders' Principal Carryover Shortfall (Current
 Period) Remaining                                                             $0.00

Remaining Fixed Rate Excess Distribution Amount                        $1,931,539.62

d. ALLOCATION OF FLOATING RATE EXCESS DISTRIBUTION AMOUNT                 $50,899.79

Preliminary A Noteholders' Interest Carryover Shortfall
 (Current Period)                                                              $0.00
A Noteholders' Interest Carryover Shortfall paid from Flt Excess DA            $0.00
Preliminary A Noteholders' Interest Carryover Shortfall (Current
 Period) Remaining                                                             $0.00

Preliminary Noteholders' Interest Carryover Shortfall (Current
 Period) applicable to C Notes                                                 $0.00
C Noteholders' Interest Carryover Shortfall paid from Flt Excess DA            $0.00
Preliminary C Noteholders' Interest Carryover Shortfall (Current
 Period) Remaining                                                             $0.00

Preliminary A Noteholders' Principal Carryover Shortfall
 (Current Period)                                                              $0.00
A Noteholders' Principal Carryover Shortfall paid from Flt Excess DA           $0.00
Preliminary A Noteholders' Principal Carryover Shortfall (Current
 Period) Remaining                                                             $0.00

Remaining Floating Rate Excess Distribution Amount                        $50,899.79

e. ALLOCATION OF REMAINING FIXED AND FLOATING RATE EXCESS
   DISTRIBUTION AMOUNTS                                                $1,982,439.41

C Noteholders' Principal Carryover Shortfall (Previous Period)                 $0.00
C Noteholders' Monthly Principal Distributable Amount                    $876,940.60
C Noteholders' Principal Distributable Amount Paid from Fx and Flt
 Excess DA                                                               $876,940.60
Preliminary C Noteholders' Principal Carryover Shortfall
 (Current Period)                                                              $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining     $1,105,498.81

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                          $0.00


New Collateral Purchased                                                       $0.00
Deposit to Spread Account                                     2.00%            $0.00
                                                                               -----
Payment to Seller                                                              $0.00

Ending Pre-Funding Account Balance                                             $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                   $0.00

Adjusted Ending Pre-Funding Account Balance                                    $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                   142 days            $0.00

Pre-Funded Percentage                                                         0.000%
Negative Carry Withdrawls                                                      $0.00
Cumulative Negative Carry Withdrawls                                   $4,724,734.08
Maximum Negative Carry Amount                               89 days            $0.00


                                    Page 6 of 14


Required Negative Carry Account Balance                                        $0.00
Interim Ending Negative Carry Account Balance                                  $0.00
Negative Carry Amount Released to Seller                                       $0.00

Ending Negative Carry Account Balance                                          $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                      $17,359,205.00
Deposit to Spread Account from Pre-Funding Account                             $0.00
Deposit to Spread Account from Excess Collections over
 Distributions                                                         $1,105,498.81
 Distribution from Spread Account to Noteholders' Distr. Account               $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-4 Notes                                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes                                        $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                    $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                    $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                    $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                    $0.00
Adj to Preliminary B Noteholders' Principal Carryover
 Shortfall (Current Period)                                                    $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to C Notes                                         $0.00

Adj to Preliminary C Noteholders' Principal Carryover Shortfall                $0.00
 (Current Period)

Preliminary Spread Account Balance Remaining                          $18,464,703.81

Cumulative Realized Losses since 31-August-97 (Cut-off Date)             $487,014.10
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?        NO
12*(Realized Losses during Collection Period + Repos at end of
 Collection Period)                                                    $1,011,945.48
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool
 Balance?                                                        NO
60 day or > Delinquent Scheduled
 Amounts                                                               $3,024,942.76
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?    NO
Are any of the three conditions
 "YES"?                                                          NO

Preliminary A-1 Note Principal Balance (End of Period)                         $0.00
Preliminary A-2 Note Principal Balance (End of Period)                         $0.00
Preliminary A-3 Note Principal Balance (End of Period)               $170,235,451.46
Preliminary A-4 Note Principal Balance (End of Period)               $188,591,000.00
Preliminary B Note Principal Balance (End of Period)                  $43,063,026.35
Preliminary C Note Principal Balance (End of Period)                  $17,383,971.57
Preliminary Total Principal Balance of Notes  (End of Period)        $419,273,449.38

Specified Spread Account Balance                                       17,359,205.00
Lesser of:
(a) 2.00% of the Initial Pool Balance                         2.00%    17,359,205.00

(b) the Note Balance                                                  419,273,449.38

Preliminary Spread Account Balance Remaining                          $18,464,703.81
Preliminary Excess Amount in Spread Account                            $1,105,498.81
Preliminary Shortfall Amount in Spread Account                                 $0.00

Deposit to Spread Account from Remaing Fixed and Floating
 Rate Excess Distribution                                                      $0.00

Spread Account Excess                                                  $1,105,498.81

Ending Spread Account Balance (after distributions)                   $17,359,205.00
Net Change in Spread Account Balance                                           $0.00

7. Distribution to Class B Net Funds Cap, Certificate Distributions and Servicing Fees

Total Fixed and Floating Rate Excess Distribution Amount
 Remaining                                                             $1,105,498.81

Preliminary Class B Net Funds Cap Carryover Amount                             $0.00
Preliminary Class B Net Funds Cap Carryover Amount Paid from Fixed
 and Floating Rate Excess                                                      $0.00
Class B Net Funds Cap Carryover Amount                                         $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining     $1,105,498.81

Certificateholders' Interest Carryover Shortfall (Previous Period)             $0.00
Interest Due (in Arrears) on Above Shortfall                                   $0.00
Interest Accrued on Certificates this period                              $81,139.92
Certificateholders' Interest Paid from Fixed and Floating Rate
 Excess Distribution                                                      $81,139.92
Preliminary Certificateholders' Interest Carryover Shortfall
 (Current Period)                                                              $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining     $1,024,358.89
Certificateholders' Principal Carryover Shortfall (Previous Period)            $0.00
Certificateholders' Principal Distributable Amount applicable
 to current period                                                             $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed
 and Floating Rate Excess Distrbution                                          $0.00

Preliminary Certificateholders' Principal Carryover Shortfall
(Current Period)                                                               $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining     $1,024,358.89

Servicing Fee Shortfall (Previous Period)                                       0.00
Servicing Fees Accrued during  this Period                    1.00%      $380,429.21
Servicing Fees Paid this Period from Fixed and Floating
 Rate Excess                                                             $380,429.21
Adjustment to Servicing Fee                                                    $0.00
Adjustment to Excess Distribution Amount Remaining                             $0.00
Servicing Fee Shortfall                                                        $0.00

Total Fixed and Floating Rate Excess Distribution Amount
 Remaining                                                               $643,929.69

8.  Ending Balances

Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-1 Notes                                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-2 Notes                                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-3 Notes                                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-4 Notes                                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to B Notes                                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to C Notes                                                         $0.00


                                    Page 7 of 14


A-1 Noteholders' Principal Carryover Shortfall (Current Period)                $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                  $0.00
C Noteholders' Principal Carryover Shortfall (Current Period)                  $0.00
Certificateholders' Interest Carryover Shortfall (Ending Balance)              $0.00
Certificateholders' Principal Carryover Shortfall (Ending Balance)             $0.00

A-1 Note Principal Balance (End of Period)                                     $0.00
A-2 Note Principal Balance (End of Period)                                     $0.00
A-3 Note Principal Balance (End of Period)                           $170,235,451.46
A-4 Note Principal Balance (End of Period)                           $188,591,000.00
B Note Principal Balance (End of Period)                              $43,063,026.35
C Note Principal Balance (End of Period)                              $17,383,971.57
Certificate Principal Balance (End of Period)                         $15,190,000.00
Total Principal Balance of Notes and Certificates
 (End of Period)                                                     $434,463,449.38


A-1 Note Pool Factor (End of Period)                 $90,000,000.00        0.0000000
A-2 Note Pool Factor (End of Period)                $204,500,000.00        0.0000000
A-3 Note Pool Factor (End of Period)                $237,000,000.00        0.7182930
A-4 Note Pool Factor (End of Period)                $188,591,000.00        1.0000000
B Note Pool Factor (End of Period)                   $97,960,250.00        0.4395969
C Note Pool Factor (End of Period)                   $34,719,000.00        0.5007048
Certificate Pool Factor (End of Period)              $15,190,000.00        1.0000000
Total Notes & Certificates Pool Factor
 (End of Period)                                                           0.5005569

Specified Spread Account Balance (after all distributions
 and adjustments)                                                     $17,359,205.00


                                    Page 8 of 14


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO NOTEHOLDERS

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                        16-Feb-99
(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                                       $0.00
          per $1,000 original principal amount:                                                          $0.00

   (b)   A-2 Notes:                                                                                      $0.00
          per $1,000 original principal amount:                                                          $0.00

   (c)   A-3 Notes:                                                                             $18,030,818.87
          per $1,000 original principal amount:                                                         $76.08

   (d)   A-4 Notes:                                                                                      $0.00
          per $1,000 original principal amount:                                                          $0.00

   (e)   B Notes:                                                                                $3,015,382.90
          per $1,000 original principal amount:                                                         $30.78

   (f)   C Notes:                                                                                  $876,940.60
          per $1,000 original principal amount:                                                         $25.26

   (g)   Total                                                                                  $21,923,142.37

(2) Interest on the Notes

   (a)  A-1 Notes:                                                                                       $0.00
          per $1,000 original principal amount:                                                          $0.00

   (b)   A-2 Notes:                                                                                      $0.00
          per $1,000 original principal amount:                                                          $0.00

   (c)  A-3 Notes:                                                                                 $978,984.61
          per $1,000 original principal amount:                                                          $4.13

   (d)  A-4 Notes:                                                                               $1,007,390.26
          per $1,000 original principal amount:                                                          $5.34

   (e)   B Notes:                                                                                  $212,984.65
          per $1,000 original principal amount:                                                          $2.17

   (f)  C Notes:                                                                                    $97,543.71
          per $1,000 original principal amount:                                                          $2.81

   (g)   Total                                                                                   $2,296,903.23

(3) Pool Balance at the end of the related Collection Period                                   $434,591,903.83

(4) After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                   $0.00
        (ii)  A-1 Note Pool Factor:                                                                  0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                                   $0.00
        (ii)  A-2 Note Pool Factor:                                                                  0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                         $170,235,451.46
        (ii)  A-3 Note Pool Factor:                                                                  0.7182930

   (d) (i)  outstanding principal amount of A-4 Notes:                                         $188,591,000.00
        (ii)  A-4 Note Pool Factor:                                                                  1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                            $43,063,026.35
        (ii)  B Note Pool Factor:                                                                    0.4395969

   (f) (i)  outstanding principal amount of C Notes:                                            $17,383,971.57
        (ii)  C Note Pool Factor:                                                                    0.5007048

   (g) (i)  Certificate Balance                                                                 $15,190,000.00
        (ii)  Certificate Pool Factor:                                                               1.0000000

(5)  Amount of Servicing Fee:                                                                      $380,429.21
        per $1,000 Beginning of Collection Period:                                                  1.63922185

(6)  Amount of Administration Fee:                                                                     $166.67
        per $1,000 Beginning of Collection Period:                                                  0.00071815

(7)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                        $92,227.81

(9)  Amount in Spread Account:                                                                  $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                     $0.00


                                         Page 9 of 14


(11)  For the Final payment date with respect to the Funding Period, the                                    NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                  $0.00


                                        Page 10 of 14


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO CERTIFICATEHOLDERS

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                        16-Feb-99
(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                                       $0.00
          per $1,000 original principal amount:                                                          $0.00

   (b)  A-2 Notes:                                                                                       $0.00
          per $1,000 original principal amount:                                                          $0.00

   (c)  A-3 Notes:                                                                              $18,030,818.87
          per $1,000 original principal amount:                                                         $76.08

   (d)  A-4 Notes:                                                                                       $0.00
          per $1,000 original principal amount:                                                          $0.00

   (e)  B Notes:                                                                                 $3,015,382.90
          per $1,000 original principal amount:                                                         $30.78

   (f)  C Notes:                                                                                   $876,940.60
          per $1,000 original principal amount:                                                         $25.26

   (g)  Certificates:                                                                                    $0.00
          per $1,000 original principal amount:                                                          $0.00

   (h)  Total:                                                                                  $21,923,142.37

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                                       $0.00
          per $1,000 original principal amount:                                                          $0.00

   (b)  A-2 Notes:                                                                                       $0.00
          per $1,000 original principal amount:                                                          $0.00

   (c)  A-3 Notes:                                                                                 $978,984.61
          per $1,000 original principal amount:                                                          $4.13

   (d)  A-4 Notes:                                                                               $1,007,390.26
          per $1,000 original principal amount:                                                          $5.34

   (e)  B Notes:                                                                                   $212,984.65
          per $1,000 original principal amount:                                                          $2.17

   (f)  C Notes:                                                                                    $97,543.71
          per $1,000 original principal amount:                                                          $2.81

   (g)  Certificates:                                                                               $81,139.92
          per $1,000 original principal amount:                                                          $5.34

   (h)  Total:                                                                                   $2,165,058.50

(3)  Pool Balance at end of related Collection Period:                                         $434,591,903.83

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                   $0.00
        (ii)  A-1 Note Pool Factor:                                                                  0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                                   $0.00
        (ii)  A-2 Note Pool Factor:                                                                  0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                         $170,235,451.46
        (ii)  A-3 Note Pool Factor:                                                                  0.7182930

   (d) (i)  outstanding principal amount of A-4 Notes:                                         $188,591,000.00
        (ii)  A-4 Note Pool Factor:                                                                  1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                            $43,063,026.35
        (ii)  B Note Pool Factor:                                                                    0.4395969

   (f) (i)  outstanding principal amount of C Notes:                                            $17,383,971.57
        (ii)  C Note Pool Factor:                                                                    0.5007048

   (g) (i)  Certificate Balance                                                                 $15,190,000.00
        (ii)  Certificate Pool Factor:                                                               1.0000000

(5)  Amount of Servicing Fee:                                                                      $380,429.21
        per $1,000 Beginning of Collection Period:                                                   1.6392219

(6)  Amount of Administration fee:                                                                     $166.67
        per $1,000 Beginning of Collection Period:                                                   0.0007181

(7)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

(8)  Aggregate amount of Realized Losses for the


                                         Page 11 of 14

          Collection Period:                                                                        $92,227.81

(9)  Amount in Spread Account:                                                                  $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                     $0.00


(11)  For the Final payment date with respect to the Funding Period, the                        NA
     Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                  $0.00



CASE EQUIPMENT LOAN TRUST 1997-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                        16-Feb-99
(1)  Payment of Administration Fee to Administrator:                                                   $166.67

(2)  Offered Noteholders' Interest Distributable Amount
       deposited into Note Distribution Account:                                                 $2,296,903.23

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                       $21,923,142.37

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                    $81,139.92

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                         $0.00

(6)  Payment of Servicing Fee to Servicer:                                                         $380,429.21

(7) Release to Seller from Excess Collections over Distributions                                   $643,929.69

Check for Error                                                                                 NO ERROR
Sum of Above Distributions                                                                      $25,325,711.08
Total Distribution Amount plus Releases to Seller                                               $25,325,711.08


                                         Page 12 of 14

CASE EQUIPMENT LOAN TRUST 1997-B
SERVICER'S CERTIFICATE

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                        16-Feb-99
(1)  Total Distribution Amount:                                                                 $25,325,711.08

(2)  Administration Fee:                                                                               $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                 $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                  $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                 $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                  $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                           $978,984.61

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                  $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                         $1,007,390.26

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                 $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                             $212,984.65

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                    $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                             $97,543.71

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                                   $0.00

(15)  Offered Noteholders' Interest Distributable Amount'                                        $2,296,903.23
      deposited into Note Distribution Account:

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                        0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                                   $0.00

(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                        0.00%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                                   $0.00

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                  $18,030,818.87

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                       95.36%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                          $18,030,818.87

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                        0.00%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                                   $0.00

(32)  B Noteholders' Monthly Principal Distributable Amount:                                     $3,015,382.90

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders                     100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                                      $0.00

(35)  B Noteholders' Principal Distributable Amount:                                             $3,015,382.90

(36)  C Noteholders' Monthly Principal Distributable Amount:                                       $876,940.60

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to C Noteholders          4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                                      $0.00

(39)  C Noteholders' Principal Distributable Amount:                                               $876,940.60

(40)  Noteholders' Principal Distribution Amount:                                               $21,923,142.37

(41)  Noteholders' Distributable Amount:                                                        $24,220,045.60


                                         Page 13 of 14

(42)  Deposit to Spread Account (from excess collections):                                       $1,105,498.81

(43)  Specified Spread Account Balance (after all distributions and adjustments):               $17,359,205.00
   The Lesser of:

   (a) 2.00% of the Initial Pool Balance                                                        $17,359,205.00


   (b) the Note Balance                                                                        $419,273,449.38

(44)  Spread Account Balance over the Specified Spread Account Balance:                          $1,105,498.81

(45) Class B Net Funds Cap Carryover Amount paid from Excess                                             $0.00

(46) Ending Class B Net Funds Cap Carryover Amount                                                       $0.00

(47)  Certificateholders' Interest Distributable Amount:                                            $81,139.92

(48)  Certificateholders' Interest Carryover Shortfall:                                                  $0.00

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificat holders     0.00%

(50) Certificateholders' Principal Distributable Amount applicable to current period                     $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                                 $0.00

(52)  Certificateholders' Principal Distributable Amount:                                                $0.00

(53)  Certificateholders' Distributable Amount:                                                     $81,139.92

(54)  Servicing Fee:                                                                               $380,429.21

(55)  Excess Amounts Distributed To Seller:
   (a) Release of Remaining Fixed and Floating Rate Excess Distributions                           $643,929.69
   (b) Release of Excess Amount in Negative Carry Account                                                $0.00


(56)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                    $0.00

(57)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                             $456,515,046.20

(58) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                   $0.00
           A-1 Note Pool Factor:                                                                     0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                   $0.00
           A-2 Note Pool Factor:                                                                     0.0000000

           Outstanding Principal Balance of A-3 Notes:                                         $170,235,451.46
           A-3 Note Pool Factor:                                                                     0.7182930

           Outstanding Principal Balance of A-4 Notes:                                         $188,591,000.00
           A-4 Note Pool Factor:                                                                     1.0000000

           Outstanding Principal Balance of B Notes:                                            $43,063,026.35
           B Note Pool Factor:                                                                       0.4395969

           Outstanding Principal Balance of C Notes:                                            $17,383,971.57
           C Note Pool Factor:                                                                       0.5007048

           Outstanding Principal Balance of the Certificates:                                   $15,190,000.00
           Certificate Pool Factor:                                                                  1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                                          $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:                        $92,227.81

(61)  Spread Account Balance after giving effect to all distributions:                          $17,359,205.00

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005


Prepared by  Shawn Ostrowski  (414) 636-5284

                                                 -----------------------------------------------------------------------------------
NPV Data Input Section                            05-Feb-99            05-Feb-99        05-Feb-99        05-Feb-99        05-Feb-99
Scheduled cash flows as of the                   -----------------------------------------------------------------------------------
indicated cutoff date                                    Pool 1           Pool 2           Pool 3           Pool 4           Pool 5
Row 0 is total delinquent amount valued
without discounting                                4,968,214.31     3,161,249.48     1,396,614.29       856,577.95         2,133.76
                                                   3,705,738.63     3,943,788.12     7,069,103.40     1,215,731.31        13,889.17
                                                   3,379,672.45     1,399,463.14     5,049,892.49     3,735,278.70        13,889.17
                                                   3,217,430.10     1,433,170.76     1,523,071.95     2,364,019.02        73,977.65
                                                   3,097,950.52     1,307,529.78     1,499,841.07       988,496.82        15,822.82
                                                   3,385,109.76     1,416,881.64     1,526,543.51       951,406.65         2,319.53
                                                   3,608,865.98     1,577,760.01     1,640,609.01     1,003,304.95        13,889.17
                                                   4,566,763.91     1,710,700.13     1,866,537.08     1,120,645.37        13,889.17
                                                   3,394,667.54     1,337,077.24     1,636,189.51     1,140,972.48        13,889.17
                                                   4,013,001.01     1,436,356.62     1,491,503.82       978,181.20        34,539.43
                                                  11,041,430.23     1,757,728.61     2,281,254.82     1,086,574.93        15,932.57
                                                  14,568,981.60     3,288,799.76     2,281,331.26     1,256,484.42        13,889.17
                                                   6,205,062.76     6,452,688.51     2,127,412.59     1,003,116.20        13,889.17
                                                   3,168,164.21     3,791,356.62     6,909,557.35     1,179,535.74        13,889.17
                                                   2,828,114.16     1,380,914.23     4,855,537.35     3,637,128.89        13,889.17
                                                   2,718,042.10     1,292,243.43     1,367,428.33     2,320,077.56        45,614.64
                                                   2,752,915.11     1,147,721.83     1,306,692.96       937,704.93        15,822.82
                                                   2,971,742.11     1,249,315.27     1,341,168.01       908,135.87         2,319.53
                                                   3,234,197.29     1,448,380.84     1,459,715.41       950,580.26        13,889.17
                                                   4,099,971.71     1,560,775.90     1,670,211.87     1,079,135.84        13,889.17
                                                   3,041,750.12     1,151,097.03     1,459,861.58     1,065,130.83        13,889.17
                                                   3,637,463.44     1,297,998.16     1,329,122.10       920,796.47        34,539.43
                                                  10,347,820.64     1,614,520.90     2,085,631.03     1,012,645.62        15,932.57
                                                  13,549,566.60     3,080,388.20     2,068,940.37     1,184,459.94        13,889.17
                                                   5,284,530.73     6,179,150.82     1,967,676.21       963,151.40        13,889.17
                                                   2,445,986.48     3,420,349.15     6,589,347.76     1,115,034.68        13,889.17
                                                   2,061,639.00       937,446.63     4,422,431.66     3,476,824.02        13,889.17
                                                   2,016,340.91       977,204.90     1,090,247.25     2,156,079.34        38,027.65
                                                   2,010,192.54       842,744.34       985,432.46       751,938.05        12,743.55
                                                   2,117,714.44       943,339.39       995,303.42       729,124.31         2,319.53
                                                   2,462,427.56     1,093,729.80     1,087,782.60       781,798.04        13,889.17
                                                   3,177,606.04     1,135,113.60     1,161,038.05       897,038.77        13,889.17
                                                   2,241,740.95       819,056.48     1,078,242.99       867,688.88        13,889.17
                                                   2,735,234.06       949,929.22       960,328.50       738,696.55        34,539.43
                                                   8,112,576.04     1,143,468.30     1,602,328.93       776,905.28        13,889.17
                                                   9,742,889.19     2,515,139.46     1,480,569.25       943,926.96        13,889.17
                                                   3,613,339.61     4,367,552.90     1,494,534.23       789,097.23        13,889.17
                                                   1,279,256.10     2,238,470.34     4,481,629.38       947,873.25        13,889.17
                                                     898,422.28       420,188.42     2,863,650.39     2,910,162.68        13,889.17
                                                     850,580.21       371,154.41       641,957.37     1,474,329.52        34,539.43
                                                     849,532.74       328,338.42       361,758.69       281,196.30        12,138.58
                                                     925,241.27       349,040.54       383,597.26       235,981.91         1,714.56
                                                   1,059,248.69       481,290.93       450,781.11       301,819.25        13,284.20
                                                   1,847,477.06       535,578.27       471,318.22       375,762.29        13,284.20
                                                   1,103,679.19       306,997.03       409,109.07       314,440.77        13,284.20
                                                   1,498,172.98       368,508.88       342,268.53       234,695.53        33,934.46
                                                   5,656,530.06       546,875.32       597,006.44       236,622.43        13,284.20
                                                   6,934,364.15     1,733,214.87       759,049.19       427,039.63        13,284.20
                                                   2,152,801.64     2,861,594.23       902,346.09       274,890.79        13,284.20
                                                     275,871.72     1,011,575.34     3,046,875.77       441,072.34        13,284.20
                                                     167,458.82       164,176.77     1,538,784.39     1,729,758.46        13,284.20
                                                      79,915.16        54,450.82       117,608.26       720,921.06        33,934.46
                                                      12,449.53         7,144.08       103,924.35        81,448.64        10,424.02
                                                      24,520.17        18,680.56        63,079.26         2,190.77             0.00
                                                      22,358.93        67,220.77        22,211.70        18,891.23             0.00
                                                     112,028.38        30,411.24        31,394.35        65,419.72             0.00
                                                      90,033.11         7,144.08        17,979.75        21,738.25             0.00
                                                     105,270.99        31,367.97             0.00         1,253.18             0.00
                                                     261,081.01        45,344.72        56,987.58         1,253.18             0.00
                                                     180,797.47       392,057.71        23,920.99        13,253.17             0.00
                                                           0.00        59,181.93        38,491.14         1,253.18             0.00
                                                           0.00             0.00       151,969.91        74,458.75             0.00
                                                           0.00             0.00             0.00       146,039.51             0.00
                                                           0.00             0.00             0.00             0.00             0.00
                                                           0.00             0.00             0.00             0.00             0.00
                                                           0.00             0.00             0.00             0.00             0.00
                                                           0.00             0.00             0.00             0.00             0.00
                                                           0.00             0.00             0.00             0.00             0.00
                                                           0.00             0.00             0.00             0.00             0.00
                                                           0.00             0.00             0.00             0.00             0.00
                                                           0.00             0.00             0.00             0.00             0.00
                                                           0.00             0.00             0.00             0.00             0.00
                                                           0.00             0.00             0.00             0.00             0.00
                                                           0.00             0.00             0.00             0.00             0.00

Total Time Balance of Scheduled                  195,911,945.50    86,992,138.85   100,036,733.66    59,217,191.25       912,884.10
 Cash Flows


                                                                   Page 2 of 12

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Shawn Ostrowski  (414) 636-5284

Scheduled Payment Date                                15-Feb-99
Actual Payment Date                                   16-Feb-99
Collection Period Begin Date                          06-Jan-99
Collection Period End Date                            05-Feb-99
Days in accrual period (30/360)                              30
Days in accrual period (ACT/360)                             32

PART I -- MONTHLY DATA INPUT
Receipts During the Period                       $46,613,059.68

Warranty Repurchases
    Contracts deferred beyond Final Scheduled
     Maturity Date                                        $0.00
    Government obligors                                   $0.00
          Total Warranty Repurchases                      $0.00

Total Collections For The Period                 $46,613,059.68

    Pool Balance (Beg. of  Collection Period)   $424,537,636.03
    Pool Balance (End of Collection Period)     $381,660,564.74

Total Collection                                 $46,613,059.68
Negative Carry Withdrawls                                 $0.00

Reinvestment Income (including Pre-Funding
 Account and  Spread Account)                       $195,515.69

Pre-Funding Account Reinvestment Income                   $0.00

    Total Distribution Amount                    $46,808,575.37

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due       $3,767,040.26
    Scheduled Amounts 60 days or more past due    $1,156,334.64
    Net Losses on Liquidated Receivables             $27,786.83
    Number of Loans at Beginning of Period               13,958
    Number of Loans at End of Period                     13,470
    Repossessed Equipment not Sold or Reassigned
     (Beginning)                                          $0.00
    Repossessed Equipment not Sold or Reassigned
     (End)                                                $0.00

    Pre-Funding Account Reinvestment Income               $0.00


                                                                    Page 3 of 12

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Actual Payment Date                                   16-Feb-99
Collection Period Begin Date                          06-Jan-99
Collection Period End Date                            05-Feb-99

PART II -- SUMMARY
Total Principal Balance of Notes and
 Certificates (Beginning of Period)             $424,537,636.03
    A-1 Note Beginning Principal Balance                  $0.00
    A-2 Note Beginning Principal Balance         $70,419,130.59
    A-3 Note Beginning Principal Balance        $145,750,000.00
    A-4 Note Beginning Principal Balance        $180,449,000.00
    B Note Beginning Principal Balance           $16,981,505.44
    Certificate Beginning Principal Balance      $10,938,000.00

Total Principal Balance of Notes and
 Certificates (End of Period)                   $381,660,564.74
    A-1 Note Principal Balance (End of Period)            $0.00
         A-1 Note Pool Factor (End of Period)         0.0000000
    A-2 Note Principal Balance (End of Period)   $29,257,142.15
         A-2 Note Pool Factor (End of Period)         0.1533795
    A-3 Note Principal Balance (End of Period)  $145,750,000.00
         A-3 Note Pool Factor (End of Period)         1.0000000
    A-4 Note Principal Balance (End of Period)  $180,449,000.00
         A-4 Note Pool Factor (End of Period)         1.0000000
    B Note Principal Balance (End of Period)     $15,266,422.59
         B Note Pool Factor (End of Period)           0.6106569
    Certificate Principal Balance (End of
     Period)                                     $10,938,000.00
    Certificate Pool Factor (End of Period)           1.0000000

COLLATERAL VALUE DECLINE                         $42,877,071.29
    Pool Balance (Beg. of  Collection Period)   $424,537,636.03
    Pool Balance (End of Collection  Period)    $381,660,564.74

Total Distribution Amount (TDA)                  $46,808,575.37
    Total Collections and Investment Income
     for the Period                              $46,808,575.37
    Negative Carry Withdrawls                             $0.00

Principal Distribution Amount (PDA)              $42,877,071.29

Principal Allocation to Notes and Certificates   $42,877,071.29
    A-1 Noteholders' Principal  Distributable
     Amount                                               $0.00
    A-2 Noteholders' Principal Distributable
     Amount                                      $41,161,988.44
    A-3 Noteholders' Principal Distributable
     Amount                                               $0.00
    A-4 Noteholders' Principal Distributable
     Amount                                               $0.00
    B Noteholders' Principal Distributable
     Amount                                       $1,715,082.85
    Certificateholders' Principal Distributable
     Amount                                               $0.00

Interest Distributable Amount                     $2,062,083.80
    Noteholders' Interest Distributable Amount
     applicable to A-1 Notes                              $0.00
    Noteholders' Interest Distributable Amount
     applicable to A-2 Notes                        $350,030.03
    Noteholders' Interest Distributable Amount
     applicable to A-3 Notes                        $697,170.83
    Noteholders' Interest Distributable Amount
     applicable to A-4 Notes                        $876,681.39
    Noteholders' Interest Distributable Amount
     applicable to B Notes                           $84,058.45
    Certificateholders' Interest Distributable
     Amount                                          $54,143.10

Spread Account
    Beginning Spread Account Balance             $12,499,977.37
    Deposit to Spread Account from Pre-Funding
     Account                                              $0.00
    Deposit to Spread Account from Excess
     Collections over Distributions               $1,923,396.71
    Distribution from Spread Account for
     Interest/Principal Shortfall                         $0.00

    Specified Spread Account Balance             $12,499,977.37
    Ending Spread Account Balance (after
     distributions)                              $12,499,977.37

Credit Enhancement                                        3.28%
    Spread account % of Ending Pool Balance               3.28%
    Overcollateralization % of Ending Pool
     Balance                                              0.00%

Scheduled Amounts 30 - 59 days past due           $3,767,040.26
         as % of Ending Pool Balance                      0.99%
Scheduled Amounts 60 days or more past due        $1,156,334.64
         as % of Ending Pool Balance                      0.30%
Net Losses on Liquidated Receivables                 $27,786.83
         as % of Ending Pool Balance                      0.01%


                                                                    Page 4 of 12
PART III -- SERVICING CALCULATIONS                       16-Feb-99

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE          Pool 1           Pool 2           Pool 3           Pool 4        Pool 5
Wtd. Avg. APR                                               8.758%           8.597%           8.491%           9.174%        9.428%
Contract Value (Beg. of Collection Period),
 by origination  pool                              $194,775,846.23   $83,883,019.61   $92,349,687.57   $52,612,092.88   $916,989.74
Contract Value (End of Collection Period),
 by origination pool                               $168,287,821.52   $75,161,136.90   $86,908,173.18   $50,548,350.50   $755,082.64
Contract Value Decline                              $26,488,024.71    $8,721,882.71    $5,441,514.39    $2,063,742.38   $161,907.10
                                                            13.60%           10.40%            5.89%            3.92%        17.66%
Initial Pool Balance                               $624,998,868.47
Pool Balance (End of Collection Period)            $381,660,564.74

Collections and Investment Income for the period    $46,808,575.37
Negative Carry Withdrawls                                    $0.00

Total Distribution Amount (TDA)                     $46,808,575.37
Principal Distribution Amount  (PDA)                $42,877,071.29

Initial B Percentage                                        4.000%
Unscheduled Principal (per pool)                    $10,784,928.00      $106,497.31    $2,212,353.08      $445,604.30   $134,116.31
Total Unscheduled Principal                         $13,683,499.00

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance                       $0.00
A-1 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                         $0.00
A-1 Noteholders' Share of the Principal
 Distribution Amount                                       0.00%
Preliminary A-1 Noteholders' Principa;
 Distributable Amount                                      $0.00
One-Time Excess Prefunding Account Payment                 $0.00
A-1 Noteholders' Principal Distributable Amount            $0.00

Principal Distribution Amount Remaining           $42,877,071.29

A-2 Note Beginning Principal Balance              $70,419,130.59
A-2 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                         $0.00
A-2 Noteholders' Share of the Principal
 Distribution Amount                                      96.00%
A-2 Noteholders' Principal Distributable Amount   $41,161,988.44

Principal Distribution Amount Remaining            $1,715,082.85

A-3 Note Beginning Principal Balance             $145,750,000.00
A-3 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                         $0.00
A-3 Noteholders' Share of the Principal
 Distribution Amount                                       0.00%
A-3 Noteholders' Principal Distributable Amount            $0.00

Principal Distribution Amount Remaining            $1,715,082.85

A-4 Note Beginning Principal Balance             $180,449,000.00
A-4 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                         $0.00
A-4 Noteholders' Share of the Principal
 Distribution Amount                                       0.00%
A-4 Noteholders' Principal Distributable Amount            $0.00

Principal Distribution Amount Remaining            $1,715,082.85

B Note Beginning Principal Balance                $16,981,505.44
B Noteholders' Principal Carryover Shortfall
 (Previous Period)                                         $0.00
B Noteholders' Share of the Principal
 Distribution Amount                                       4.00%
B Noteholders' Principal Distributable Amount      $1,715,082.85

Principal Distribution Amount Remaining                    $0.00

Certificate Beginning Principal Balance           $10,938,000.00
Certificateholders' Principal Carryover Shortfall
 (Previous Period)                                         $0.00
Certificateholders' Share of the Principal
 Distribution Amount                                       0.00%
Certificateholders' Principal Distributable
 Amount                                                    $0.00

Interest Accrued on Class A-1 Notes this period            $0.00
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-1 Notes                 $0.00
Interest Due (in Arrears) on above Shortfall               $0.00
Noteholders' Interest Distributable Amount
 applicable to A-1 Notes                                   $0.00

Interest Accrued on Class A-2 Notes this period      $350,030.03
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-2 Notes                 $0.00
Interest Due (in Arrears) on above Shortfall               $0.00
Noteholders' Interest Distributable Amount
 applicable to A-2 Notes                             $350,030.03

Interest Accrued on Class A-3 Notes this period      $697,170.83
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-3 Notes                 $0.00
Interest Due (in Arrears) on above Shortfall               $0.00
Noteholders' Interest Distributable Amount
 applicable to A-3 Notes                             $697,170.83

Interest Accrued on Class A-4 Notes this period      $876,681.39
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-4 Notes                 $0.00
Interest Due (in Arrears) on above Shortfall               $0.00
Noteholders' Interest Distributable Amount
 applicable to A-4 Notes                             $876,681.39

Interest Accrued on Class A-1, A-2, A-3 and A-4
 Notes this period                                 $1,923,882.25
Offered Noteholders' Interest Carryover Shortfall
 (Previous Period)                                         $0.00
Interest Due (in Arrears) on above Shortfall               $0.00
Offered Noteholders' Interest Distributable
 Amount                                            $1,923,882.25


                                                                    Page 5 of 12

Interest Accrued on Class B Notes this period         $84,058.45
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to B Notes                   $0.00
Interest Due (in Arrears) on above Shortfall               $0.00
Noteholders' Interest Distributable Amount
 applicable to B Notes                                $84,058.45

Interest Accrued on Certificates this period          $54,143.10
Certificateholders' Interest Carryover Shortfall
 (Previous Period)                                         $0.00
Interest Due (in Arrears) on Above Shortfall               $0.00
Certificateholders' Interest Distributable Amount     $54,143.10

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                $46,808,575.37

Administration Fee Shortfall (Previous Period)             $0.00
Administration Fee Accrued during this Period            $166.67
Administration Fee Paid this Period from TDA             $166.67
Administration Fee Shortfall                               $0.00

Total Distribution Amount Remaining               $46,808,408.70

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-1 Notes                 $0.00
Interest Due (in Arrears) on above Shortfall               $0.00
Interest Accrued on Class A-1 Notes this period            $0.00
Noteholders' Interest applicable to A-1 Notes
 Paid this Period from TDA                                 $0.00
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to                  $0.00

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-2 Notes                 $0.00
Interest Due (in Arrears) on above Shortfall               $0.00
Interest Accrued on Class A-2 Notes this period      $350,030.03
Noteholders' Interest applicable to A-2 Notes
 Paid this Period from TDA                           $350,030.03
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to                  $0.00

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-3 Notes                 $0.00
Interest Due (in Arrears) on above Shortfall               $0.00
Interest Accrued on Class A-3 Notes this period      $697,170.83
Noteholders' Interest applicable to A-3 Notes
 Paid this Period from TDA                           $697,170.83
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to                  $0.00

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-4 Notes                 $0.00
Interest Due (in Arrears) on above Shortfall               $0.00
Interest Accrued on Class A-4 Notes this period      $876,681.39
Noteholders' Interest applicable to A-4 Notes
 Paid this Period from TDA                           $876,681.39
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to                  $0.00

Offered Noteholders' Interest Carryover
 Shortfall (Previous Period)                               $0.00
Interest Due (in Arrears) on above Shortfall               $0.00
Interest Accrued on Class A-1, A-2, A-3 and
 A-4 Notes this period                             $1,923,882.25
Offered Noteholders' Interest Paid this
 Period from TDA                                   $1,923,882.25
Preliminary A Noteholders' Interest Carryover
 Shortfall (Current Period)                                $0.00

Total A Noteholders' Principal Carryover Shortfall         $0.00

Total Distribution Amount Remaining               $44,884,526.45

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to B Notes                   $0.00
Interest Due (in Arrears) on above Shortfall               $0.00
Interest Accrued on B Notes this period               $84,058.45
Noteholders' Interest applicable to B Notes
 Paid this Period from TDA                            $84,058.45
Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to                  $0.00

Total Distribution Amount Remaining               $44,800,468.00

A-1 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                         $0.00
A-1 Noteholders' Monthly Principal Distributable
 Amount                                                    $0.00
A-1 Noteholders' Principal Distributable Amount
 Paid from TDA                                             $0.00
Preliminary A-1 Noteholders' Principal Carryover
 Shortfall (Current Period)                                $0.00

Total Distribution Amount Remaining               $44,800,468.00

A-2 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                         $0.00
A-2 Noteholders' Monthly Principal
 Distributable Amount                             $41,161,988.44
A-2 Noteholders' Principal Distributable
 Amount Paid from TDA                             $41,161,988.44
Preliminary A-2 Noteholders' Principal Carryover
 Shortfall (Current Period)                                $0.00

Total Distribution Amount Remaining                $3,638,479.56

A-3 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                         $0.00
A-3 Noteholders' Monthly Principal
 Distributable  Amount                                     $0.00
A-3 Noteholders' Principal Distributable
 Amount Paid from TDA                                      $0.00
Preliminary A-3 Noteholders' Principal Carryover
 Shortfall (Current Period)                                $0.00

Total Distribution Amount Remaining                $3,638,479.56

A-4 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                         $0.00
A-4 Noteholders' Monthly Principal
 Distributable Amount                                      $0.00
A-4 Noteholders' Principal Distributable
 Amount Paid from TDA                                      $0.00
Preliminary A-4 Noteholders' Principal Carryover
 Shortfall (Current Period)                                $0.00

Total Distribution Amount Remaining                $3,638,479.56


                                                                    Page 6 of 12

B Noteholders' Principal Carryover Shortfall
 (Previous Period)                                         $0.00
B Noteholders' Monthly Principal Distributable
 Amount                                            $1,715,082.85
B Noteholders' Principal Distributable Amount
 Paid from TDA                                     $1,715,082.85
Preliminary B Noteholders' Principal Carryover
 Shortfall (Current Period)                                $0.00

Total Excess Distribution Amount Remaining         $1,923,396.71

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                      $0.00

New Collateral Purchased                                   $0.00
Deposit to Spread Account                                  $0.00
Payment to Seller                                          $0.00
Payment to Class A-1 after Funding is Complete             $0.00

Ending Pre-Funding Account Balance                         $0.00

Excess Pre-Funded Amount/(Payment to Sellers)              $0.00

Adjusted Ending Pre-Funding Account Balance                $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                   $0.00
Negative Carry                                         3.209816%
Number of Days Remaining                                  0 days

Pre-Funded Percentage                                     0.000%
Negative Carry Withdrawls                                  $0.00
Cumulative Negative Carry Withdrawls               $4,595,626.41
Maximum Negative Carry Amount                              $0.00
Required Negative Carry Account Balance                    $0.00
Interim Ending Negative Carry Account Balance              $0.00
Negative Carry Amount Released to Seller                   $0.00

Ending Negative Carry Account Balance                      $0.00

6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                  $12,499,977.37
Deposit to Spread Account from Pre-Funding
 Account                                                   $0.00
Deposit to Spread Account from Excess Collections
 over Distributions                                $1,923,396.71

Distribution from Spread Account to Noteholders'
 Distr. Account                                            $0.00
Adj to Preliminary Noteholders' Interest
 Carryover Shortfall (Current Period) applicable
 to A-1 Notes                                              $0.00
Adj to Preliminary Noteholders' Interest
 Carryover Shortfall (Current Period) applicable
 to A-2 Notes                                              $0.00
Adj to Preliminary Noteholders' Interest
 Carryover Shortfall (Current Period) applicable
 to A-3 Notes                                              $0.00
Adj to Preliminary Noteholders' Interest
 Carryover Shortfall (Current Period) applicable
 to A-4 Notes                                              $0.00

Adj to Preliminary A-1 Noteholders' Principal
 Carryover Shortfall (Current Period)                      $0.00
Adj to Preliminary A-2 Noteholders' Principal
 Carryover Shortfall (Current Period)                      $0.00
Adj to Preliminary A-3 Noteholders' Principal
 Carryover Shortfall (Current Period)                      $0.00
Adj to Preliminary A-4 Noteholders' Principal
 Carryover Shortfall (Current Period)                      $0.00

Adj to Preliminary Noteholders' Interest
 Carryover Shortfall (Current Period) applicable
 to B Notes                                                $0.00
Adj to Preliminary B Noteholders' Principal
 Carryover Shortfall (Current Period)                      $0.00

Preliminary Spread Account Balance Remaining      $14,423,374.08

Cumulative Realized Losses since 31-January-98
 (Cut-off Date)                                       $78,916.63
Are Cum. Realized Losses > 2.25% of Initial
 Pool Balance?                                    NO
12*(Realized Losses during Collection Period +
 Repos at end of Collection Period)                  $333,441.96
Is 12*Realized Losses + Unliq. Repos > 1.65% of
 Beg. Pool Balance?                               NO
60 day or > Delinquent Scheduled Amounts           $1,156,334.64
Are 60 day or > Delinquencies > 2.25% of
 Ending Pool Balance?                             NO
Are any of the three conditions "YES"?            NO

Preliminary A-1 Note Principal Balance
 (End of Period)                                           $0.00
Preliminary A-2 Note Principal Balance
 (End of Period)                                  $29,257,142.15
Preliminary A-3 Note Principal Balance
 (End of Period)                                 $145,750,000.00
Preliminary A-4 Note Principal Balance
 (End of Period)                                 $180,449,000.00
Preliminary B Note Principal Balance
 (End of Period)                                  $15,266,422.59
Preliminary Total Principal Balance of Notes
 (End of Period)                                 $370,722,564.74

Specified Spread Account Balance                   12,499,977.37
Lesser of:
(a) 2.00% of the Initial Pool Balance              12,499,977.37

(b) the Note Balance                              370,722,564.74


                                                                    Page 7 of 12

Preliminary Spread Account Balance Remaining      $14,423,374.08
Preliminary Excess Amount in Spread Account        $1,923,396.71
Preliminary Shortfall Amount in Spread Account             $0.00

Deposit to Spread Account from Remaing Excess
 Distribution                                              $0.00

Spread Account Excess                              $1,923,396.71

Ending Spread Account Balance (after
 distributions)                                   $12,499,977.37
Net Change in Spread Account Balance                       $0.00

Total Excess Distribution Amount Remaining         $1,923,396.71

Certificateholders' Interest Carryover Shortfall
 (Previous Period)                                         $0.00
Interest Due (in Arrears) on Above Shortfall               $0.00
Interest Accrued on Certificates this period          $54,143.10
Certificateholders' Interest Paid from Excess
 Distribution                                         $54,143.10
Preliminary Certificateholders' Interest Carryover
 Shortfall (Current Period)                                $0.00

Total Excess Distribution Amount Remaining         $1,869,253.61

Certificateholders' Principal Carryover Shortfall
 (Previous Period)                                         $0.00
Certificateholders' Principal Distributable Amount
 applicable to current period                              $0.00
Certificateholders' Principal Distributable Amount
 Paid from Fixed and Floating Rate Excess
 Distribution                                              $0.00
Preliminary Certificateholders' Principal Carryover
 Shortfall (Current Period)                                $0.00

Total Excess Distribution Amount Remaining         $1,869,253.61

Servicing Fee Shortfall (Previous Period)             $55,991.04
Servicing Fees Accrued during this Period            $353,781.36
Adjustment to Servicing Fee                                $0.00
Adjustment to Excess Distribution Amount Remaining         $0.00
Servicing Fees Paid this Period from Excess
 Distribution                                        $409,772.40
Servicing Fee Shortfall                                    $0.00

Total Excess Distribution Amount Remaining         $1,459,481.21

7.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                  $0.00
Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                  $0.00
Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                  $0.00
Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-4 Notes                  $0.00
Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes                    $0.00
A-1 Noteholders' Principal Carryover Shortfall
 (Current Period)                                          $0.00
A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                          $0.00
A-3 Noteholders' Principal Carryover Shortfall
 (Current Period)                                          $0.00
A-4 Noteholders' Principal Carryover Shortfall
 (Current Period)                                          $0.00
B Noteholders' Principal Carryover Shortfall
 (Current Period)                                          $0.00
Certificateholders' Interest Carryover Shortfall
 (Ending Balance)                                          $0.00
Certificateholders' Principal Carryover Shortfall
 (Ending Balance)                                          $0.00

A-1 Note Principal Balance (End of Period)                 $0.00
A-2 Note Principal Balance (End of Period)        $29,257,142.15
A-3 Note Principal Balance (End of Period)       $145,750,000.00
A-4 Note Principal Balance (End of Period)       $180,449,000.00
B Note Principal Balance (End of Period)          $15,266,422.59
Certificate Principal Balance (End of Period)     $10,938,000.00
Total Principal Balance of Notes and
 Certificates (End of Period)                    $381,660,564.74

A-1 Note Pool Factor (End of Period)                   0.0000000
A-2 Note Pool Factor (End of Period)                   0.1533795
A-3 Note Pool Factor (End of Period)                   1.0000000
A-4 Note Pool Factor (End of Period)                   1.0000000
B Note Pool Factor (End of Period)                     0.6106569
Certificate Pool Factor (End of Period)                1.0000000
Total Notes & Certificates Pool Factor (End
 of Period)                                            0.6106569

Specified Spread Account Balance (after all
 distributions and adjustments)                   $12,499,977.37


                                                                    Page 8 of 12

CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                          16-Feb-99
(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                           $0.00
        per $1,000 original principal amount:              $0.00

 (b)   A-2 Notes:                                 $41,161,988.44
         per $1,000 original principal amount:           $215.79

 (c)   A-3 Notes:                                          $0.00
         per $1,000 original principal amount:             $0.00

 (d)   A-4 Notes:                                          $0.00
         per $1,000 original principal amount:             $0.00

 (e)   B Notes:                                    $1,715,082.85
         per $1,000 original principal amount:            $68.60

 (f)   Total                                      $42,877,071.29

(2) Interest on the Notes

 (a)  A-1 Notes:                                           $0.00
        per $1,000 original principal amount:              $0.00

 (b)   A-2 Notes:                                    $350,030.03
         per $1,000 original principal amount:             $1.84

 (c)  A-3 Notes:                                     $697,170.83
        per $1,000 original principal amount:              $4.78

 (d)  A-4 Notes:                                     $876,681.39
        per $1,000 original principal amount:              $4.86

 (e)  B Notes:                                        $84,058.45
         per $1,000 original principal amount:             $3.36

 (f)   Total                                       $2,007,940.70

(3) Pool Balance at the end of the related
     Collection Period                           $381,660,564.74

(4)  After giving effect to distributions on
      current Payment Date:

 (a) (i)  outstanding principal amount of A-1
           Notes:                                          $0.00
     (ii) A-1 Note Pool Factor:                        0.0000000

 (b) (i)  outstanding principal amount of A-2
           Notes:                                 $29,257,142.15
     (ii) A-2 Note Pool Factor:                        0.1533795

 (c) (i)  outstanding principal amount of A-3
           Notes:                                $145,750,000.00
     (ii) A-3 Note Pool Factor:                        1.0000000

 (d) (i)  outstanding principal amount of A-4
           Notes:                                $180,449,000.00
     (ii) A-4 Note Pool Factor:                        1.0000000

 (e) (i)  outstanding principal amount of B
           Notes:                                 $15,266,422.59
     (ii) B Note Pool Factor:                          0.6106569

 (f) (i)  Certificate Balance                     $10,938,000.00
     (ii) Certificate Pool Factor:                     1.0000000

(5)  Amount of Servicing Fee:                        $409,772.40
      per $1,000 Beginning of Collection Period:      2.10381527

(6)  Amount of Administration Fee:                       $166.67
      per $1,000 Beginning of Collection Period:      0.00085568

(7)  Aggregate Purchase Amounts for Collection
      Period:                                              $0.00

(8)  Aggregate amount of Realized Losses for the
      Collection Period:                              $27,786.83

(9)  Amount in Spread Account:                    $12,499,977.37

(10)  Amount in Pre-Funding Account:                       $0.00

(11)  For the Final payment date with respect to
       the Funding Period, the Remaining
       Pre-Funded Amount                                      NA

(12)  Amount in Negative Carry Account:                    $0.00


                                                                    Page 9 of 12

CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                          16-Feb-99
(1)  Amount of principal being paid or
      distributed:

 (a)  A-1 Notes:                                             $0.00
      per $1,000 original principal amount:                  $0.00

 (b)  A-2 Notes:                                    $41,161,988.44
        per $1,000 original principal amount:              $215.79

 (c)  A-3 Notes:                                             $0.00
        per $1,000 original principal amount:                $0.00

 (d)  A-4 Notes:                                             $0.00
        per $1,000 original principal amount:                $0.00

 (e)  B Notes:                                       $1,715,082.85
        per $1,000 original principal amount:               $68.60

 (f)  Certificates:                                          $0.00
        per $1,000 original principal amount:                $0.00

 (g)  Total:                                        $42,877,071.29

(2)   Amount of interest being paid or
       distributed:

 (a)  A-1 Notes:                                             $0.00
        per $1,000 original principal amount:                $0.00

 (b)  A-2 Notes:                                       $350,030.03
        per $1,000 original principal amount:                $1.84

 (c)  A-3 Notes:                                       $697,170.83
        per $1,000 original principal amount:                $4.78

 (d)  A-4 Notes:                                       $876,681.39
        per $1,000 original principal amount:                $4.86

 (e)  B Notes:                                          $84,058.45
        per $1,000 original principal amount:                $3.36

 (f)  Certificates:                                     $54,143.10
        per $1,000 original principal amount:                $4.95

 (g)  Total:                                         $2,062,083.80

(3)  Pool Balance at end of related Collection
      Period:                                      $381,660,564.74

(4) After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1
           Notes:                                            $0.00
     (ii) A-1 Note Pool Factor:                          0.0000000

 (b) (i)  outstanding principal amount of A-2
           Notes:                                   $29,257,142.15
     (ii) A-2 Note Pool Factor:                          0.1533795

 (c) (i)  outstanding principal amount of A-3
           Notes:                                  $145,750,000.00
     (ii) A-3 Note Pool Factor:                          1.0000000

 (d) (i)  outstanding principal amount of A-4
           Notes:                                  $180,449,000.00
     (ii) A-4 Note Pool Factor:                          1.0000000

 (e) (i)  outstanding principal amount of B
           Notes:                                   $15,266,422.59
     (ii) C Note Pool Factor:                            0.6106569

 (f) (i)  Certificate Balance                       $10,938,000.00
     (ii) Certificate Pool Factor:                       1.0000000

(5)  Amount of Servicing Fee:                          $409,772.40
      per $1,000 Beginning of Collection Period:         2.1038153

(6)  Amount of Administration Fee:                         $166.67
      per $1,000 Beginning of Collection Period:         0.0008557

(7)  Aggregate Purchase Amounts for Collection
      Period:                                                $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                            $27,786.83

(9)  Amount in Spread Account:                      $12,499,977.37

(10)  Amount in Pre-Funding Account:                         $0.00

(11)  For the Final payment date with respect to
       the Funding Period, the Remaining
       Pre-Funded Amount                                        NA

(12)  Amount in Negative Carry Account:                      $0.00


                                                                   Page 10 of 12

CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                          16-Feb-99
(1)  Payment of Administration Fee to
      Administrator:                                     $166.67

(2)  Offered Noteholders' Interest
      Distributable Amount deposited into Note
      Distribution Account:                        $2,007,940.70

(3)  Noteholders' Principal Distributable Amount
      to be deposited into Noteholders'
      Distribution Account:                       $42,877,071.29

(4)  Certificateholders' Interest Distributable
      Amount to be deposited into
      Certificateholders' Distribution Account:       $54,143.10

(5)  Certificateholders' Principal Distributable
      Amount to be deposited into
      Certificateholders' Distribution Account:            $0.00

(6)  Payment of Servicing Fee to Servicer:           $409,772.40

(7) Release to Seller from Excess Collections
     over Distributions                            $1,459,481.21

Check for Error                                    NO ERROR
Sum of Above Distributions                        $46,808,575.37
Total Distribution Amount plus Releases to
 Seller                                           $46,808,575.37


                                                                   Page 11 of 12

CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                          16-Feb-99
(1)  Total Distribution Amount:                   $46,808,575.37

(2)  Administration Fee:                                 $166.67

(3)  Noteholders' Interest Distributable Amount
      applicable to A-1 Notes:                             $0.00

(4)  Noteholders' Interest Carryover Shortfall
      applicable to A-1 Notes:                             $0.00

(5)  Noteholders' Interest Distributable Amount
      applicable to A-2 Notes:                       $350,030.03

(6)  Noteholders' Interest Carryover Shortfall
      applicable to A-2 Notes:                             $0.00

(7)  Noteholders' Interest Distributable Amount
      applicable to A-3 Notes:                       $697,170.83

(8)  Noteholders' Interest Carryover Shortfall
      applicable to A-3 Notes:                             $0.00

(9)  Noteholders' Interest Distributable Amount
      applicable to A-4 Notes:                       $876,681.39

(10)  Noteholders' Interest Carryover Shortfall
       applicable to A-4 Notes:                            $0.00

(11)  Noteholders' Interest Distributable Amount
       applicable to b Notes:                         $84,058.45

(12)  Noteholders' Interest Carryover Shortfall
       applicable to B Notes:                              $0.00

(13)  Offered Noteholders' Interest Distributable
       Amount deposited into Note Distribution
       Account:                                    $2,007,940.70

(14)  A-1 Noteholders' Monthly Principal
       Distributable Amount:                               $0.00

(15)  % of Fixed Rate Principal Distribution
       Amount applicable to A-1 Noteholders                0.00%

(16)  A-1 Noteholders' Principal Carryover
       Shortfall:                                          $0.00

(17)  A-1 Noteholders' Principal Distributable
       Amount:                                             $0.00

(18)  A-2 Noteholders' Monthly Principal
       Distributable Amount:                      $41,161,988.44

(19)  % of Fixed Rate Principal Distribution
       Amount applicable to A-2 Noteholders               96.00%

(20)  A-2 Noteholders' Principal Carryover
       Shortfall:                                          $0.00

(21)  A-2 Noteholders' Principal Distributable
       Amount:                                    $41,161,988.44

(22)  A-3 Noteholders' Monthly Principal
       Distributable Amount:                               $0.00

(23)  % of Fixed Rate Principal Distribution
       Amount applicable to A-3 Noteholders                0.00%

(24)  A-3 Noteholders' Principal Carryover
       Shortfall:                                          $0.00

(25)  A-3 Noteholders' Principal Distributable
       Amount:                                             $0.00

(26)  A-4 Noteholders' Monthly Principal
       Distributable Amount:                               $0.00

(27)  % of Fixed Rate Principal Distribution
       Amount applicable to A-4 Noteholders                0.00%

(28)  A-4 Noteholders' Principal Carryover
       Shortfall:                                          $0.00

(29)  A-4 Noteholders' Principal Distributable
       Amount:                                             $0.00

(30)  B Noteholders' Monthly Principal
       Distributable Amount:                       $1,715,082.85

(31)  % of Fixed Rate & Floating Rate
       Principal Distribution Amount applicable
       to B Noteholders                                    4.00%

(32)  B Noteholders' Principal Carryover
       Shortfall:                                          $0.00

(33)  B Noteholders' Principal Distributable
       Amount:                                     $1,715,082.85

(34)  Noteholders' Principal Distribution Amount: $42,877,071.29

(35)  Noteholders' Distributable Amount:          $44,885,011.99


(36)  Deposit to Spread Account (from excess
       collections):                               $1,923,396.71


(37)  Specified Spread Account Balance (after all
       distributions and adjustments):            $12,499,977.37

 The Lesser of:

 (a) 2.00% of the Initial Pool Balance            $12,499,977.37

 (b) the Note Balance                            $370,722,564.74

(38) Spread Account Balance over the Specified
     Spread Account Balance:                       $1,923,396.71

(39) Certificateholders' Interest Distributable
      Amount:                                         $54,143.10

(40) Certificateholders' Interest Carryover
      Shortfall:                                           $0.00

(41) % of Fixed Rate & Floating Rate Principal
      Distribution Amount applicable to
      Certificateholders                                   0.00%

(42) Certificateholders' Principal Distributable
      Amount applicable to current period                  $0.00

(43) Certificateholders' Principal Carryover
      Shortfall:                                           $0.00

(44)  Certificateholders' Principal Distributable
       Amount:                                             $0.00

(45)  Certificateholders' Distributable Amount:       $54,143.10

(46)  Servicing Fee:                                 $409,772.40

(47)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Fixed and Floating Rate
      Excess Distributions                         $1,459,481.21
 (b) Release of Excess Amount in Negative Carry
      Account                                              $0.00

(48) Amount to be withdrawn from the Spread
      Account and deposited into the Note
      Distribution Account                                 $0.00

(49) Pool Balance as of the opening of business
      on the first day of the Collection Period
      in which the Payment Date occurs:          $424,537,636.03

(50) After giving effect to all distributions
      on such Payment Date:
       Outstanding Principal Balance of A-1
        Notes:                                             $0.00
       A-1 Note Pool Factor:                           0.0000000

       Outstanding Principal Balance of A-2
        Notes:                                    $29,257,142.15
       A-2 Note Pool Factor:                           0.1533795

       Outstanding Principal Balance of A-3
        Notes:                                   $145,750,000.00
       A-3 Note Pool Factor:                           1.0000000

       Outstanding Principal Balance of A-4
        Notes:                                   $180,449,000.00
       A-4 Note Pool Factor:                           1.0000000

       Outstanding Principal Balance of B
        Notes:                                    $15,266,422.59
       B Note Pool Factor:                             0.6106569

       Outstanding Principal Balance of the
        Certificates:                             $10,938,000.00
        Certificate Pool Factor:                       1.0000000

(51) Aggregate Purchase Amounts for related
      Collection Period:                                   $0.00

(52) Aggregate Amount of Realized Losses
      for the related Collection Period:              $27,786.83

(53) Spread Account Balance after giving
      effect to all distributions:                $12,499,977.37

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Prepared by  Sally Nelson  (414) 636-5637
                                                             ----------------------------------------------------------
NPV Data Input Section                                         05-Feb-99               05-Feb-99           05-Feb-99
Scheduled cash flows as of the indicated cutoff date         ----------------------------------------------------------
Row 0 is total delinquent amount valued without discounting           Pool 1              Pool 2              Pool 3
                                                                5,239,995.59        1,310,509.67          893,939.24
                                                                7,778,271.46        1,659,132.89        1,648,644.58
                                                               14,428,501.91        1,779,978.37        1,714,800.46
                                                               16,860,404.50        1,789,048.08        1,685,025.59
                                                               15,478,669.14        1,711,145.19        1,747,064.30
                                                               15,096,122.90        1,689,914.41        2,100,094.14
                                                                9,586,683.93        1,777,722.56        5,885,260.12
                                                                7,948,189.05        1,699,073.52        4,159,180.52
                                                                7,472,907.14        1,685,111.73        1,728,501.35
                                                                7,897,599.48        1,786,294.86        1,948,569.84
                                                                8,956,955.49        1,784,737.31        1,982,235.70
                                                               10,630,118.37        1,764,061.34        2,061,802.84
                                                                7,997,834.69        1,608,001.53        2,074,460.55
                                                                7,429,454.06        1,480,546.50        1,605,830.01
                                                               14,088,514.79        1,626,003.15        1,610,462.19
                                                               16,391,028.88        1,633,904.35        1,604,484.57
                                                               14,897,004.68        1,534,429.26        1,583,861.46
                                                               14,273,008.75        1,526,510.75        1,921,768.44
                                                                8,840,968.25        1,599,720.72        5,770,642.58
                                                                7,147,757.07        1,501,320.16        3,823,946.86
                                                                6,618,189.79        1,486,694.75        1,586,954.92
                                                                7,153,245.53        1,544,308.51        1,779,342.74
                                                                8,166,956.83        1,494,376.12        1,904,820.59
                                                                9,497,737.21        1,446,738.80        1,905,717.53
                                                                6,987,193.06        1,349,414.13        1,944,505.96
                                                                6,689,766.33        1,193,858.61        1,486,168.93
                                                               13,244,387.39        1,292,834.78        1,457,431.76
                                                               15,224,028.03        1,230,774.49        1,439,831.56
                                                               13,387,233.77        1,106,617.77        1,446,269.38
                                                               12,528,249.54        1,051,146.30        1,776,108.48
                                                                7,076,784.77        1,103,401.70        5,496,960.49
                                                                5,384,211.48        1,005,857.24        3,502,548.12
                                                                4,616,841.19          972,366.85        1,271,478.71
                                                                5,167,742.81          998,491.60        1,427,132.06
                                                                5,904,074.31          993,262.79        1,501,915.31
                                                                6,781,317.94          937,483.60        1,554,516.15
                                                                5,019,183.35          843,721.19        1,512,096.94
                                                                4,559,611.41          716,049.43        1,120,638.32
                                                                7,819,052.57          753,781.57        1,119,115.78
                                                               10,338,707.65          680,053.51        1,087,207.37
                                                                8,703,965.75          578,534.37        1,138,625.97
                                                                7,974,462.74          537,651.72        1,346,484.17
                                                                3,855,161.53          513,583.74        4,164,945.06
                                                                2,336,532.32          451,508.65        2,217,140.40
                                                                1,664,819.62          424,465.15          426,302.83
                                                                2,088,529.00          395,883.60          559,845.85
                                                                2,652,841.53          430,529.43          695,696.38
                                                                3,253,953.18          377,257.25          744,057.79
                                                                2,068,029.36          307,048.19          661,903.76
                                                                1,847,557.76          231,092.30          394,989.48
                                                                4,200,909.51          231,904.72          274,150.79
                                                                6,065,647.01          225,855.62          291,389.88
                                                                4,821,122.56          128,977.72          296,440.22
                                                                4,600,010.57           92,224.17          579,569.38
                                                                1,459,172.60           43,285.23        2,408,711.36
                                                                  432,742.47           23,659.78        1,258,714.54
                                                                  160,380.38           23,659.78           84,132.67
                                                                  222,654.69           17,246.87          181,648.08
                                                                  260,696.44           74,475.21          172,073.83
                                                                  216,577.41            7,755.20          139,820.39
                                                                   53,028.41            7,755.20           25,908.95
                                                                   50,016.70            7,755.20            7,965.05
                                                                  368,358.41            7,755.20            5,002.91
                                                                  546,516.07           23,865.28            5,002.91
                                                                  120,201.88                0.00            5,002.91
                                                                  212,640.71                0.00           89,387.07
                                                                    1,170.70                0.00           80,572.23
                                                                    1,170.70                0.00            1,363.14
                                                                    1,170.70                0.00            1,363.14
                                                                        0.00                0.00            1,363.14
                                                                        0.00                0.00            1,363.14
                                                                        0.00                0.00                0.00
                                                                        0.00                0.00                0.00
                                                                        0.00                0.00                0.00
                                                                        0.00                0.00                0.00

Total Time Balance of Scheduled Cash Flows                    440,844,545.80       60,312,129.67      102,132,273.86


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Prepared by  Sally Nelson  (414) 636-5637
Scheduled Payment Date                                                                                                  15-Feb-99
Actual Payment Date                                                                                                     16-Feb-99
Collection Period Begin Date                                                                                            06-Jan-99
Collection Period End Date                                                                                              05-Feb-99
Days in accrual period (30/360)                                                                                                30
Days in accrual period (ACT/360)                                                                                               32
PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                        $26,477,916.99

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                 $0.00
    Government obligors                                                                                                     $0.00
          Total Warranty Repurchases                                                                                        $0.00

Total Collections For The Period                                                                                   $26,477,916.99

     Pool Balance (Beg. of Collection Period)                                                                     $541,766,360.35
     Pool Balance (End of Collection Period)                                                                      $519,083,941.69

Total Receivables Collection                                                                                       $26,477,916.99
Negative Carry Withdrawls                                                                                                   $0.00
Yield Supplement Withdrawals                                                                                                $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                               $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                                     $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                           $141,220.39
Pre-Funding Account Reinvestment Income                                                                                     $0.00

     Total Distribution Amount                                                                                     $26,619,137.38

MISCELLANEOUS DATA

     TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                         $2,497,971.58
    Scheduled Amounts 60 days or more past due                                                                      $1,016,597.33
    Net Losses on Liquidated Receivables                                                                                    $0.00
    Number of Loans at Beginning of Period                                                                                 19,498
    Number of Loans at End of Period                                                                                       19,179
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                      $0.00

    Pre-Funding Account Reinvestment Income                                                                                 $0.00



CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005
Actual Payment Date                                                                                                     16-Feb-99
Collection Period Begin Date                                                                                            06-Jan-99
Collection Period End Date                                                                                              05-Feb-99

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)                  $541,766,360.35
     A-1 Note Beginning Principal Balance                                                                          $32,801,705.94
     A-2 Note Beginning Principal Balance                                                                         $200,000,000.00
     A-3 Note Beginning Principal Balance                                                                         $140,000,000.00
     A-4 Note Beginning Principal Balance                                                                         $134,794,000.00
     B Note Beginning Principal Balance                                                                            $21,670,654.41
     Deferred Purchase Price Beginning Principal Balance                                                           $12,400,000.00
     Certificate Beginning Principal Balance                                                                          $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                        $519,083,941.69
     A-1 Note Principal Balance (End of Period)                                                                    $11,026,584.02
                           A-1 Note Pool Factor (End of Period)                                                         0.0978349
     A-2 Note Principal Balance (End of Period)                                                                   $200,000,000.00
                           A-2 Note Pool Factor (End of Period)                                                         1.0000000
     A-3 Note Principal Balance (End of Period)                                                                   $140,000,000.00
                           A-3 Note Pool Factor (End of Period)                                                         1.0000000
     A-4 Note Principal Balance (End of Period)                                                                   $134,794,000.00
                           A-4 Note Pool Factor (End of Period)                                                         1.0000000
     B Note Principal Balance (End of Period)                                                                      $20,763,357.67
                           B Note Pool Factor (End of Period)                                                           0.8305343
     Deferred Purchase Price Principal Balance (End of Period)                                                     $12,400,000.00
                           Deferred Purchase Price Pool Factor (End of Period)                                          1.0000000
     Certificate Principal Balance (end of Period)                                                                    $100,000.00
                           Certificate Pool Factor (endof Period)                                                       1.0000000

COLLATERAL VALUE DECLINE                                                                                           $22,682,418.66
     Pool Balance (Beg. of Collection Period)                                                                     $541,766,360.35
     Pool Balance (End of Collection Period)                                                                      $519,083,941.69

Total Distribution Amount (TDA)                                                                                    $26,619,137.38
     Total Collections and Investment Income for the Period                                                        $26,619,137.38
     Negative Carry Withdrawls                                                                                              $0.00
     Yield Supplement Withdrawals                                                                                           $0.00

Principal Distribution Amount  (PDA)                                                                               $22,682,418.66

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                            $22,682,418.66
     A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                               $21,775,121.91
     A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
     A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
     A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
     B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                    $907,296.75
     Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                 $0.00
     Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                    $0.00

Interest Distributable Amount                                                                                       $2,626,883.86
     Noteholders' Interest Distributable Amount applicable to A-1 Notes                                               $163,498.28
     Noteholders' Interest Distributable Amount applicable to A-2 Notes                                               $950,000.00
     Noteholders' Interest Distributable Amount applicable to A-3 Notes                                               $677,833.33
     Noteholders' Interest Distributable Amount applicable to A-4 Notes                                               $664,983.73
     Noteholders' Interest Distributable Amount applicable to B Notes                                                 $108,172.68
     Deferred Purchase Price Interest Distributable Amount                                                             $61,896.67
     Certificateholders'  Interest Distributable Amount                                                                   $499.17

Spread Account
     Beginning Spread Account Balance                                                                              $12,499,916.99
     Deposit to Spread Account from Pre-Funding Account                                                                     $0.00
     Deposit to Spread Account from Excess Collections over Distributions                                           $1,372,064.03
     Distribution from Spread Account for Interest / Principal Shortfall                                                    $0.00

     Specified Spread Account Balance                                                                              $12,499,916.99
     Ending Spread Account Balance (after distributions)                                                           $12,499,916.99

Credit Enhancement                                                                                                           2.41%
     Spread account % of Ending Pool Balance                                                                                 2.41%
     Overcollateralization % of Ending Pool Balance                                                                          0.00%

Scheduled Amounts 30 - 59 days past due                                                                             $2,497,971.58
                           as % of Ending Pool Balance                                                                       0.48%
Scheduled Amounts 60 days or more past due                                                                          $1,016,597.33
                           as % of Ending Pool Balance                                                                       0.20%
Net Losses on Liquidated Receivables                                                                                        $0.00
                           as % of Ending Pool Balance                                                                       0.00%



     PART III -- SERVICING CALCULATIONS                                                                                 16-Feb-99

     1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                              Pool 1              Pool 2              Pool 3

     Wtd. Avg. APR                                                                    8.559%              8.559%              8.668%
     Contract Value (Beg. of Collection Period), by origination pool        $396,429,732.50      $55,190,094.80      $90,146,533.05
     Contract Value  (End of Collection Period), by origination pool        $379,600,944.56      $52,773,949.50      $86,709,047.63
                                                                            ---------------      --------------      --------------
     Contract Value Decline                                                  $16,828,787.94       $2,416,145.30       $3,437,485.42
                                                                                       4.25%               4.38%               3.81%
     Initial Pool Balance                                                   $624,995,849.39
     Pool Balance (End of Collection Period)                                $519,083,941.69

     Collections and Investment Income for the period                        $26,619,137.38
     Negative Carry Withdrawls                                                        $0.00
     Yield Supplement Withdrawals                                                     $0.00

     Total Distribution Amount (TDA)                                         $26,619,137.38
     Principal Distribution Amount  (PDA)                                    $22,682,418.66

     Initial B Percentage                                                             4.000%
     Unscheduled Principal (per pool)                                         $4,334,362.84               $0.00         $830,491.18
     Total Unscheduled Principal                                              $5,164,854.02

     2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

     Principal Distributable Amount                                                                                 22,682,418.66

     A-1 Note Beginning Principal Balance                                                                          $32,801,705.94
     A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
     A-1 Noteholders' Share of the Principal Distribution Amount                                                            96.00%
     Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct.
      Payments                                                                                                     $21,775,121.91
     One-Time Excess Prefunding Account Payment                                                                             $0.00
     A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                               $21,775,121.91

     Principal Distributable Amount Remaining                                                                         $907,296.75

     A-2 Note Beginning Principal Balance                                                                         $200,000,000.00
     A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
     A-2 Noteholders' Share of the Principal Distribution Amount                                                             0.00%
     A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00

     Principal Distributable Amount Remaining                                                                         $907,296.75

     A-3 Note Beginning Principal Balance                                                                         $140,000,000.00
     A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
     A-3 Noteholders' Share of the Principal Distribution Amount                                                             0.00%
     A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00

     Principal Distributable Amount Remaining                                                                         $907,296.75

     A-4 Note Beginning Principal Balance                                                                         $134,794,000.00
     A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
     A-4 Noteholders' Share of the Principal Distribution Amount                                                             0.00%
     A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00

     Principal Distributable Amount Remaining                                                                         $907,296.75

     B Note Beginning Principal Balance                                                                            $21,670,654.41
     B Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
     B Noteholders' Share of the Principal Distribution Amount                                                               4.00%
     B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                    $907,296.75

     Principal Distributable Amount Remaining                                                                               $0.00

     Deferred Purchase Price Beginning Principal Balance                                                           $12,400,000.00
     Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                $0.00
     Deferred Purchase Price Share of the Principal Distribution Amount                                                      0.00%
     Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                 $0.00

     Certificate Purchase Price Beginning Principal Balance                                                           $100,000.00
     Certificateholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
     Certificateholders' Share of the Principal Distribution Amount                                                          0.00%
     Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                     $0.00

     Interest Accrued on Class A-1 Notes this period                                                                  $163,498.28
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                    $0.00
     Interest Due (in Arrears) on above Shortfall                                                                           $0.00
     Noteholders' Interest Distributable Amount applicable to A-1 Notes                                               $163,498.28

     Interest Accrued on Class A-2 Notes this period                                                                  $950,000.00
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                    $0.00
     Interest Due (in Arrears) on above Shortfall                                                                           $0.00
     Noteholders' Interest Distributable Amount applicable to A-2 Notes                                               $950,000.00

     Interest Accrued on Class A-3 Notes this period                                                                  $677,833.33
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                    $0.00
     Interest Due (in Arrears) on above Shortfall                                                                           $0.00
     Noteholders' Interest Distributable Amount applicable to A-3 Notes                                               $677,833.33

     Interest Accrued on Class A-4 Notes this period                                                                  $664,983.73
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                    $0.00
     Interest Due (in Arrears) on above Shortfall                                                                           $0.00
     Noteholders' Interest Distributable Amount applicable to A-4 Notes                                               $664,983.73

     Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                              $2,456,315.34
     Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                    $0.00
     Interest Due (in Arrears) on above Shortfall                                                                           $0.00
     Offered Noteholders' Interest Distributable Amount                                                             $2,456,315.34


     Interest Accrued on Class B Notes this period                                                                    $108,172.68
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                           $0.00
     Noteholders' Interest Distributable Amount applicable to B Notes                                                 $108,172.68

     Interest Accrued on Deferred Purchase Price this period                                                           $61,896.67
     Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                 $0.00
     Interest Due (in Arrears) on Above Shortfall                                                                           $0.00
     Deferred Purchase Price Interest Distributable Amount                                                             $61,896.67

     Interest Accrued on Certificates this period                                                                         $499.17
     Certificateholders' Interest Carryover Shortfall (Previous Period)                                                     $0.00
     Interest Due (in Arrears) on Above Shortfall                                                                           $0.00
     Certificateholders' Interest Distributable Amount                                                                    $499.17



     3.  ALLOCATION OF DISTRIBUTION AMOUNTS

     a. Total Distribution Amount (TDA)                                                                            $26,619,137.38

     Administration Fee Shortfall (Previous Period)                                                                         $0.00
     Administration Fee Accrued during this Period                                                                        $166.67
     Administration Fee Paid this Period from TDA                                                                         $166.67
     Administration Fee Shortfall                                                                                           $0.00

     Total Distribution Amount Remaining                                                                           $26,618,970.71

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                    $0.00
     Interest Due (in Arrears) on above Shortfall                                                                           $0.00
     Interest Accrued on Class A-1 Notes this period                                                                  $163,498.28
     Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                          $163,498.28
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                         $0.00

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                    $0.00
     Interest Due (in Arrears) on above Shortfall                                                                           $0.00
     Interest Accrued on Class A-2 Notes this period                                                                  $950,000.00
     Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                          $950,000.00
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                         $0.00

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                    $0.00
     Interest Due (in Arrears) on above Shortfall                                                                           $0.00
     Interest Accrued on Class A-3 Notes this period                                                                  $677,833.33
     Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                          $677,833.33
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                         $0.00

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                    $0.00
     Interest Due (in Arrears) on above Shortfall                                                                           $0.00
     Interest Accrued on Class A-4 Notes this period                                                                  $664,983.73
     Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                          $664,983.73
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                         $0.00

     Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                    $0.00
     Interest Due (in Arrears) on above Shortfall                                                                           $0.00
     Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                              $2,456,315.34
     Offered Noteholders' Interest Paid this Period from TDA                                                        $2,456,315.34
     Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                               $0.00

     Total Distribution Amount Remaining                                                                           $24,162,655.37

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                           $0.00
     Interest Accrued on B Notes this period                                                                          $108,172.68
     Noteholders' Interest applicable to B Notes Paid this Period from TDA                                            $108,172.68
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                           $0.00

     Total Distribution Amount Remaining                                                                           $24,054,482.69

     A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
     A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                        $21,775,121.91
     A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                 $21,775,121.91
     Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

     Total Distribution Amount Remaining                                                                            $2,279,360.78

     A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
     A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                 $0.00
     A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                          $0.00
     Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

     Total Distribution Amount Remaining                                                                            $2,279,360.78

     A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
     A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                 $0.00
     A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                          $0.00
     Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

     Total Distribution Amount Remaining                                                                            $2,279,360.78

     A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
     A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                 $0.00
     A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                          $0.00
     Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

     Total Distribution Amount Remaining                                                                            $2,279,360.78

     B Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
     B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                             $907,296.75
     B Noteholders' Principal Distributable Amount Paid from TDA                                                      $907,296.75
     Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

     Total Excess Distribution Amount Remaining                                                                     $1,372,064.03

     4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

     Beginning Pre-Funding Account Balance                                                                                  $0.00

     New Collateral Purchased                                                                                               $0.00
     Deposit to Spread Account                                                                                              $0.00
     Deposit to Yield Supplement Account                                                                                    $0.00
                                                                                                                            -----
     Payment to Seller                                                                                                      $0.00
     Payment to Class A-1 after Funding is Complete                                                                         $0.00

     Ending Pre-Funding Account Balance                                                                                     $0.00

     Excess Pre-Funded Amount/(Payment to Sellers)                                                                          $0.00



     Adjusted Ending Pre-Funding Account Balance                                                                            $0.00

     5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

     Beginning Negative Carry Account Balance                                                                               $0.00
     Negative Carry                                                                                                      3.268374%
     Number of Days Remaining                                                                                               0 days

     Pre-Funded Percentage                                                                                                  0.000%
     Negative Carry Withdrawls                                                                                              $0.00
     Cumulative Negative Carry Withdrawls                                                                             $300,471.65
     Maximum Negative Carry Amount                                                                                          $0.00
     Required Negative Carry Account Balance                                                                                $0.00
     Interim Ending Negative Carry Account Balance                                                                          $0.00
     Negative Carry Amount Released to Seller                                                                               $0.00

     Ending Negative Carry Account Balance                                                                                  $0.00

     6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

     Beginning Yield Supplement Account Balance                                                                     $2,245,332.87
     Deposit to Yield Supplement Account from Pre-Funding Account                                                           $0.00
     Receivables Percentage                                                                                                100.00%
     Withdrawal of Yield Supplement Amount                                                                                  $0.00
     Maximum Yield Supplement Amount                                                                                $2,245,332.87
     Required Yield Supplement Amount                                                                               $2,245,332.87
     Interim Yield Supplement Account Balance                                                                       $2,245,332.87
     Yield Supplement Amount Released to Seller                                                                             $0.00

     Ending Yield Supplement Account Balance                                                                        $2,245,332.87

     7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

     Beginning Spread Account Balance                                                                              $12,499,916.99
     Deposit to Spread Account from Pre-Funding Account                                                                     $0.00
     Deposit to Spread Account from Excess Collections over Distributions                                           $1,372,064.03

     Distribution from Spread Account to Noteholders' Distr. Account                                                        $0.00
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                  $0.00
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                  $0.00
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                  $0.00
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                  $0.00
     Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                             $0.00

     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                    $0.00

     Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                             $0.00
     Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
     Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
     Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
     Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00

     Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                             $0.00
     Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

     Preliminary Spread Account Balance Remaining                                                                  $13,871,981.02

     Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                             $0.00
     Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                             NO
     12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                      $0.00
     Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                    NO
     60 day or > Delinquent Scheduled Amounts                                                                       $1,016,597.33
     Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                         NO
     Are any of the three conditions "YES"?                                                                NO

     Preliminary A-1 Note Principal Balance (End of Period)                                                        $11,026,584.02
     Preliminary A-2 Note Principal Balance (End of Period)                                                       $200,000,000.00
     Preliminary A-3 Note Principal Balance (End of Period)                                                       $140,000,000.00
     Preliminary A-4 Note Principal Balance (End of Period)                                                       $134,794,000.00
     Preliminary B Note Principal Balance (End of Period)                                                          $20,763,357.67
     Preliminary Total Principal Balance of Notes  (End of Period)                                                $506,583,941.69

     Specified Spread Account Balance                                                                               12,499,916.99
     Lesser of:
     (a) 2.00% of the Initial Pool Balance                                                                          12,499,916.99

     (b) the Note Balance                                                                                          506,583,941.69

     Preliminary Spread Account Balance Remaining                                                                  $13,871,981.02
     Preliminary Excess Amount in Spread Account                                                                    $1,372,064.03
     Preliminary Shortfall Amount in Spread Account                                                                         $0.00

     Deposit to Spread Account from Remaing Excess Distribution                                                             $0.00

     Spread Account Excess                                                                                          $1,372,064.03

     Ending Spread Account Balance (after distributions)                                                           $12,499,916.99
     Net Change in Spread Account Balance                                                                                   $0.00

     Total Excess Distribution Amount Remaining                                                                     $1,372,064.03

     Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                 $0.00
     Interest Due (in Arrears) on Above Shortfall                                                                           $0.00
     Interest Accrued on Deferred Purchase Price this period                                                           $61,896.67
     Deferred Purchase Price Interest Paid from Excess Distribution                                                    $61,896.67
     Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                      $0.00

     Certificateholders' Interest Carryover Shortfall (Previous Period)                                                     $0.00
     Interest Due (in Arrears) on Above Shortfall                                                                           $0.00
     Interest Accrued on Certificates this period                                                                         $499.17
     Certificateholders' Interest Paid from Excess Distribution                                                           $499.17
     Certificateholders' Interest Carryover Shortfall (Current Period)                                                      $0.00

     Total Excess Distribution Amount Remaining                                                                     $1,309,668.19

     Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                $0.00
     Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                  $0.00
     Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distribution           $0.00
     Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                     $0.00



     Certificateholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
     Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                      $0.00

     Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distribution               $0.00
     Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                         $0.00

     Total Excess Distribution Amount Remaining                                                                     $1,309,668.19

     Servicing Fee Shortfall (Previous Period)                                                                              $0.00
     Servicing Fees Accrued during this Period                                                                        $451,471.97
     Adjustment to Servicing Fee                                                                                            $0.00
     Adjustment to Excess Distribution Amount Remaining                                                                     $0.00
     Servicing Fees Paid this Period from Excess Distribution                                                         $451,471.97
     Servicing Fee Shortfall                                                                                                $0.00

     Total Excess Distribution Amount Remaining                                                                       $858,196.22




     8.  ENDING BALANCES

     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                     $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                     $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                     $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                     $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                       $0.00
     A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
     A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
     A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
     A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
     B Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
     Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                 $0.00
     Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                $0.00
     Certificateholders' Interest Carryover Shortfall  (Current Period)                                                     $0.00
     Certificateholders' Principal Carryover Shortfall  (Current Period)                                                    $0.00

     A-1 Note Principal Balance (End of Period)                                                                    $11,026,584.02
     A-2 Note Principal Balance (End of Period)                                                                   $200,000,000.00
     A-3 Note Principal Balance (End of Period)                                                                   $140,000,000.00
     A-4 Note Principal Balance (End of Period)                                                                   $134,794,000.00
     B Note Principal Balance (End of Period)                                                                      $20,763,357.67
     Deferred Purchase Price Principal Balance (End of Period)                                                     $12,400,000.00
     Certificate Principal Balance (end of Period)                                                                    $100,000.00
     Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                   $519,083,941.69

     A-1 Note Pool Factor (End of Period)                                                                               0.0978349
     A-2 Note Pool Factor (End of Period)                                                                               1.0000000
     A-3 Note Pool Factor (End of Period)                                                                               1.0000000
     A-4 Note Pool Factor (End of Period)                                                                               1.0000000
     B Note Pool Factor (End of Period)                                                                                 0.8305343
     Deferred Purchase Price Pool Factor (End of Period)                                                                1.0000000
     Certificate Pool Factor (endof Period)                                                                             1.0000000
     Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                    0.8305343

     Specified Spread Account Balance (after all distributions and adjustments)                                    $12,499,916.99

     Yield Supplement Account Balance (after alldistributions and adjustment):                                      $2,245,332.87



CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                           16-Feb-99
(1)  Amount of principal being paid on the Notes:

     (a)  A-1 Notes:                                                                                               $21,775,121.91
            per $1,000 original principal amount:                                                                         $193.20

     (b)   A-2 Notes:                                                                                                       $0.00
             per $1,000 original principal amount:                                                                          $0.00

     (c)   A-3 Notes:                                                                                                       $0.00
             per $1,000 original principal amount:                                                                          $0.00

     (d)   A-4 Notes:                                                                                                       $0.00
             per $1,000 original principal amount:                                                                          $0.00

     (e)   B Notes:                                                                                                   $907,296.75
             per $1,000 original principal amount:                                                                         $36.29

     (f)   Total                                                                                                   $22,682,418.66

(2) Interest Paid on the Notes

     (a)  A-1 Notes:                                                                                                  $163,498.28
            per $1,000 original principal amount:                                                                           $1.45

     (b)   A-2 Notes:                                                                                                 $950,000.00
             per $1,000 original principal amount:                                                                          $4.75

     (c)  A-3 Notes:                                                                                                  $677,833.33
            per $1,000 original principal amount:                                                                           $4.84

     (d)  A-4 Notes:                                                                                                  $664,983.73
            per $1,000 original principal amount:                                                                           $4.93

     (e)  B Notes:                                                                                                    $108,172.68
             per $1,000 original principal amount:                                                                          $4.33

     (f)   Total                                                                                                    $2,564,488.02

(3) Pool Balance at the end of the related Collection Period                                                      $519,083,941.69

(4)  After giving effect to distributions on current Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                           $11,026,584.02
         (ii) A-1 Note Pool Factor:                                                                                     0.0978349

     (b) (i)  outstanding principal amount of A-2 Notes:                                                          $200,000,000.00
         (ii) A-2 Note Pool Factor:                                                                                     1.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                                          $140,000,000.00
         (ii) A-3 Note Pool Factor:                                                                                     1.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:                                                          $134,794,000.00
         (ii) A-4 Note Pool Factor:                                                                                     1.0000000

     (e) (i)  outstanding principal amount of B Notes:                                                             $20,763,357.67
         (ii) B Note Pool Factor:                                                                                       0.8305343

     (f) (i)  Deferred Purchase Price Balance                                                                      $12,400,000.00
         (ii) Deferred Purchase Price Pool Factor:                                                                      1.0000000

     (g) (i)  Certificate Balance                                                                                     $100,000.00
         (ii) Certificate Pool Factor:                                                                                 1.00000000

(5)  Amount of Servicing Fee:                                                                                         $451,471.97
          per $1,000 Beginning of Collection Period:                                                                   1.13884487

(6)  Amount of Administration Fee:                                                                                        $166.67
          per $1,000 Beginning of Collection Period:                                                                   0.00042042

(7)  Aggregate Purchase Amounts for Collection Period:                                                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                                $0.00

(9)  Amount in Spread Account:                                                                                     $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                                        $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                       NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                     $0.00

(13)  Amount in Yield Supplement Account:                                                                           $2,245,332.87



CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                           16-Feb-99
(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                                                               $21,775,121.91
            per $1,000 original principal amount:                                                                         $193.20

     (b)  A-2 Notes:                                                                                                        $0.00
            per $1,000 original principal amount:                                                                           $0.00

     (c)  A-3 Notes:                                                                                                        $0.00
            per $1,000 original principal amount:                                                                           $0.00

     (d)  A-4 Notes:                                                                                                        $0.00
            per $1,000 original principal amount:                                                                           $0.00

     (e)  B Notes:                                                                                                    $907,296.75
            per $1,000 original principal amount:                                                                          $36.29

     (f)  Deferred Purchase Price:                                                                                          $0.00
            per $1,000 original principal amount:                                                                           $0.00

     (g)  Certificates:                                                                                                      0.00
            per $1,000 original principal amount:                                                                           $0.00

     (h)  Total:                                                                                                   $22,682,418.66

(2)   Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                                                                  $163,498.28
            per $1,000 original principal amount:                                                                           $1.45

     (b)  A-2 Notes:                                                                                                  $950,000.00
            per $1,000 original principal amount:                                                                           $4.75

     (c)  A-3 Notes:                                                                                                  $677,833.33
            per $1,000 original principal amount:                                                                           $4.84

     (d)  A-4 Notes:                                                                                                  $664,983.73
            per $1,000 original principal amount:                                                                           $4.93

     (e)  B Notes:                                                                                                    $108,172.68
            per $1,000 original principal amount:                                                                           $4.33

     (f)  Deferred Purchase Price:                                                                                     $61,896.67
            per $1,000 original principal amount:                                                                           $4.99

     (g)  Certificates:                                                                                                   $499.17
            per $1,000 original principal amount:                                                                           $4.99

     (h)  Total:                                                                                                    $2,626,883.86

(3)  Pool Balance at end of related Collection Period:                                                            $519,083,941.69

(4)  After giving effect to distributions on this Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                           $11,026,584.02
         (ii) A-1 Note Pool Factor:                                                                                     0.0978349

     (b) (i)  outstanding principal amount of A-2 Notes:                                                          $200,000,000.00
         (ii) A-2 Note Pool Factor:                                                                                     1.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                                          $140,000,000.00
         (ii) A-3 Note Pool Factor:                                                                                     1.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:                                                          $134,794,000.00
         (ii) A-4 Note Pool Factor:                                                                                     1.0000000

     (e) (i)  outstanding principal amount of B Notes:                                                             $20,763,357.67
         (ii) C Note Pool Factor:                                                                                       0.8305343

     (f) (i)  Deferred Purchase Price Balance                                                                      $12,400,000.00
         (ii) Certificate Pool Factor:                                                                                  1.0000000

     (g) (i)  Certificate Balance                                                                                      100,000.00
         (ii) Certificate Pool Factor:                                                                                  1.0000000

(5)  Amount of Servicing Fee:                                                                                         $451,471.97
          per $1,000 Beginning of Collection Period:                                                                    1.1388449

(6)  Amount of Administration Fee:                                                                                        $166.67
          per $1,000 Beginning of Collection Period:                                                                    0.0004204

(7)  Aggregate Purchase Amounts for Collection Period:                                                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                                $0.00

(9)  Amount in Spread Account:                                                                                     $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                                        $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                     NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                     $0.00

(13)  Amount in Yield Supplement Account:                                                                           $2,245,332.87



CASE EQUIPMENT LOAN TRUST 1998-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                           16-Feb-99
(1)  Payment of Administration Fee to Administrator:                                                                      $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                   $2,564,488.02

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                          $22,682,418.66

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                   $61,896.67

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                        $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                          $499.17

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                            $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                            $451,471.97

(9) Release to Seller from Excess Collections over Distributions                                                      $858,196.22

Check for Error                                                                                            NO ERROR
Sum of Above Distributions                                                                                 $26,619,137.38
Total Distribution Amount plus Releases to Seller                                                          $26,619,137.38



CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                           16-Feb-99
(1)  Total Distribution Amount:                                                                                    $26,619,137.38

(2)  Administration Fee:                                                                                                  $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                              $163,498.28

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                     $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                              $950,000.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                     $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                              $677,833.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                     $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                              $664,983.73

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                    $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                               $108,172.68

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                      $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                           $2,564,488.02
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                     $21,775,121.91

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                           96.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                             $21,775,121.91

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                            0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                      $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                            0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                      $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                            0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                      $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                          $907,296.75

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                              4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                  $907,296.75

(34)  Noteholders' Principal Distribution Amount:                                                                  $22,682,418.66

(35)  Noteholders' Distributable Amount:                                                                           $25,246,906.68


(36)  Deposit to Spread Account (from excess collections):                                                          $1,372,064.03

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                 $12,499,916.99
     The Lesser of:

     (a) 2.00% of the Initial Pool Balance                                                                         $12,499,916.99


     (b) the Note Balance                                                                                         $506,583,941.69

(38)  Spread Account Balance over the Specified Spread Account Balance:                                             $1,372,064.03



(39)  Deffered Purchase Price Interest Distribution Amount:                                                            $61,896.67

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                                 $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                    0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                    $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                                $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                                $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                     $61,896.67

(39)  Certificateholders' Interest Distribution Amount:                                                                   $499.17

(40)  Certificateholders' Interest Carryover Shortfall:                                                                     $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                               0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                               $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                           $0.00

(44)  Certificates Principal Distribution Amount:                                                                           $0.00

(45)  Certificates Distribution Amount:                                                                                   $499.17

(46)  Servicing Fee:                                                                                                  $451,471.97



CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                           00-Jan-00
(47)  Excess Amounts Distributed To Seller:
     (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                            $858,196.22
     (b) Release of Excess Amount in Negative Carry Account                                                                 $0.00
     (b) Release of Excess Amount in Yield Supplement Account                                                               $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
     into the Note Distribution Account                                                                                     $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                $541,766,360.35

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                             $11,026,584.02
           A-1 Note Pool Factor:                                                                                        0.0978349

           Outstanding Principal Balance of A-2 Notes:                                                            $200,000,000.00
           A-2 Note Pool Factor:                                                                                        1.0000000

           Outstanding Principal Balance of A-3 Notes:                                                            $140,000,000.00
           A-3 Note Pool Factor:                                                                                        1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                            $134,794,000.00
           A-4 Note Pool Factor:                                                                                        1.0000000

           Outstanding Principal Balance of B Notes:                                                               $20,763,357.67
           B Note Pool Factor:                                                                                          0.8305343

           Outstanding Principal Balance of the Deferred Purchase Price:                                           $12,400,000.00
           Deferred Purchase Price Pool Factor:                                                                         1.0000000

           Outstanding Principal Balance of the Certificates:                                                          100,000.00
           Certificate Pool Factor:                                                                                    1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                             $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                                $0.00

(53)  Spread Account Balance after giving effect to all distributions:                                             $12,499,916.99

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


Prepared by  Sally Nelson  (414) 636-5637

                                                            ------------------------------------------------------------------------
                                                              05-Feb-99             05-Feb-99         05-Feb-99         05-Feb-99
NPV Data Input Section                                      ------------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                  Pool 1            Pool 2            Pool 3            Pool 4
Row 0 is total delinquent amount valued without discounting     2,742,075.85      1,808,823.15        644,843.71        120,786.99
                                                                5,425,206.49      3,012,222.30      1,804,592.00        330,282.21
                                                                5,359,321.75      3,771,928.40      1,672,176.09        195,706.42
                                                                4,776,132.15      2,949,006.33      1,918,630.14        250,649.07
                                                                4,584,025.17      2,475,682.01      1,876,363.76        179,696.79
                                                                6,967,301.94      1,909,184.24      1,838,711.74        306,146.60
                                                                7,262,053.75      2,543,799.19      2,093,956.46        216,778.68
                                                               20,816,156.89      2,999,900.06      3,549,632.16      1,088,643.14
                                                               16,879,660.67      2,332,184.86      2,307,304.08        219,095.36
                                                               13,794,542.19      3,301,565.15     12,794,068.79      1,316,289.72
                                                                7,419,942.90      2,994,521.61      8,516,197.29      6,873,369.59
                                                                6,888,473.11      5,220,766.21      2,745,746.72      2,145,497.82
                                                                4,334,682.75      2,487,466.79      1,892,174.81        515,873.94
                                                                4,590,115.56      3,021,275.14      1,686,846.13        265,156.61
                                                                4,542,697.12      4,645,552.37      1,660,531.70        236,111.74
                                                                4,150,241.90      3,526,377.17      1,901,670.18        258,143.35
                                                                4,132,781.82      2,875,954.22      1,810,195.89        187,719.96
                                                                4,606,515.39      2,602,979.87      1,771,754.67        336,137.15
                                                                5,566,762.98      2,912,060.07      1,983,928.06        191,381.15
                                                               17,702,770.29      3,270,710.28      3,202,525.01        893,930.13
                                                               13,862,268.34      2,806,612.46      2,224,403.88        212,847.43
                                                                9,598,530.36      2,832,791.85     12,619,776.65      1,363,704.29
                                                                5,535,145.90      3,207,469.96      8,435,412.18      6,817,034.61
                                                                6,210,173.85      4,653,805.34      2,493,166.81      2,126,448.16
                                                                3,915,527.56      2,455,309.38      1,793,733.67        512,391.10
                                                                4,118,365.48      3,010,826.02      1,579,875.78        264,350.74
                                                                4,151,892.45      3,414,907.85      1,558,231.16        235,305.87
                                                                3,784,808.13      3,354,368.61      1,770,352.31        256,563.57
                                                                3,694,745.93      2,366,749.06      1,666,642.84        183,791.51
                                                                4,203,153.55      1,566,343.54      1,652,073.02        334,557.37
                                                                5,025,091.29      1,960,547.90      1,863,778.73        189,801.37
                                                               16,539,913.15      2,350,237.06      2,921,944.09        882,006.72
                                                               12,959,450.71      2,030,292.83      1,944,384.46        211,267.65
                                                                8,558,707.87      1,968,773.72     12,291,976.80      1,325,050.69
                                                                4,701,290.95      1,720,411.31      8,038,459.02      6,745,836.66
                                                                5,279,661.77      2,121,976.80      2,101,829.81      2,050,572.10
                                                                3,153,165.36      1,567,526.12      1,466,524.07        494,390.91
                                                                3,140,382.80      1,827,342.02      1,245,245.40        222,317.73
                                                                3,030,646.89      1,897,513.40      1,191,838.07        196,806.51
                                                                2,810,925.98      2,041,236.26      1,346,721.81        241,837.91
                                                                2,845,251.57      2,002,356.76      1,314,707.41        169,065.85
                                                                3,233,301.68      1,235,462.37      1,265,870.15        306,455.35
                                                                3,867,640.83      1,399,941.44      1,510,693.07        170,799.54
                                                               13,541,789.69      1,051,085.70      2,298,794.97        802,800.77
                                                                9,365,432.63      1,054,072.74      1,534,269.79        190,101.28
                                                                5,731,141.86      1,122,867.38     10,355,200.58      1,287,713.15
                                                                2,737,153.78      1,043,785.55      6,605,017.72      6,553,729.82
                                                                3,195,746.83      1,256,723.65      1,352,128.12      1,910,976.57
                                                                1,461,523.01        914,005.51        898,360.97        416,832.34
                                                                1,481,953.72        722,933.55        610,109.86        136,546.60
                                                                1,241,915.53        936,293.39        526,397.82        128,776.08
                                                                1,050,053.77      1,335,991.53        613,834.36        182,994.25
                                                                1,104,324.89      1,103,238.90        634,792.31         87,351.94
                                                                1,448,000.02        222,242.60        580,875.91        244,252.16
                                                                2,236,388.27         78,823.82        794,825.24        113,441.22
                                                               10,001,741.93        302,891.35      1,464,377.40        585,805.47
                                                                6,353,962.04         80,861.17        849,699.21        130,959.21
                                                                3,542,745.38         89,459.32      8,016,067.34      1,156,599.09
                                                                1,179,935.54        106,377.32      5,227,078.21      6,213,556.85
                                                                1,214,534.74          7,213.44        888,753.14      1,650,461.79
                                                                  218,257.18         19,217.85        505,047.36        282,761.68
                                                                  160,028.53          9,491.94        133,663.39         69,159.38
                                                                   87,181.92        100,609.82         86,467.40         74,593.28
                                                                   19,329.86         34,119.17         62,876.24         61,103.02
                                                                   20,461.57        130,382.97         54,421.19         13,216.03
                                                                  131,272.96              0.00         18,685.45         26,734.25
                                                                   78,720.51              0.00         34,303.02          3,901.29
                                                                  512,799.49              0.00        188,886.79        100,576.33
                                                                  351,228.75              0.00        282,682.00          7,846.17
                                                                        0.00              0.00        445,687.38        566,238.97
                                                                        0.00              0.00              0.00        175,873.46
                                                                        0.00              0.00              0.00              0.00
                                                                        0.00              0.00              0.00              0.00
                                                                        0.00              0.00              0.00              0.00
                                                                        0.00              0.00              0.00              0.00

Total Time Balance of Scheduled Cash Flows                    355,229,127.47    126,177,450.15    177,032,793.75     64,815,502.51



Case Equipment Loan Trust 1998-C
$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates
                                                                                                      Settle Date
Prepared by  Sally Nelson  (414) 636-5637
Scheduled Payment Date                                                                                                    15-Feb-99
Actual Payment Date                                                                                                       16-Feb-99
Collection Period Begin Date                                                                                              06-Jan-99
Collection Period End Date                                                                                                05-Feb-99
Days in accrual period (30/360)                                                                                                  30
Days in accrual period (ACT/360)                                                                                                 32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                          $19,528,665.93

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                   $0.00
    Government obligors                                                                                                       $0.00
          Total Warranty Repurchases                                                                                          $0.00

Total Collections For The Period                                                                                     $19,528,665.93

   Pool Balance (Beg. of Collection Period)                                                                         $620,018,569.67
   Pool Balance (End of Collection Period)                                                                          $604,827,166.32

Total Receivables Collection                                                                                         $19,528,665.93
Negative Carry Withdrawls                                                                                                     $0.00
Yield Supplement Withdrawals                                                                                                  $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                                 $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                                       $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                             $111,883.63
Pre-Funding Account Reinvestment Income                                                                                       $0.00

   Total Distribution Amount                                                                                         $19,640,549.56

MISCELLANEOUS DATA

   TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                           $1,887,863.42
    Scheduled Amounts 60 days or more past due                                                                          $333,590.69
    Net Losses on Liquidated Receivables                                                                                      $0.00
    Number of Loans at Beginning of Period                                                                                   20,141
    Number of Loans at End of Period                                                                                         17,101
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                  $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                        $0.00

    Pre-Funding Account Reinvestment Income                                                                                   $0.00



CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Actual Payment Date                                                                                                       16-Feb-99
Collection Period Begin Date                                                                                              06-Jan-99
Collection Period End Date                                                                                                05-Feb-99
PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)                    $620,007,781.95
   A-1 Note Beginning Principal Balance                                                                              $57,193,161.08
   A-2 Note Beginning Principal Balance                                                                             $250,000,000.00
   A-3 Note Beginning Principal Balance                                                                             $110,000,000.00
   A-4 Note Beginning Principal Balance                                                                             $148,350,000.00
   B Note Beginning Principal Balance                                                                                $33,339,620.87
   Deferred Purchase Price Beginning Principal Balance                                                               $21,025,000.00
   Certificate Beginning Principal Balance                                                                              $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                          $604,816,378.60
   A-1 Note Principal Balance (End of Period)                                                                        $43,587,952.37
                     A-1 Note Pool Factor (End of Period)                                                                 0.5044902
   A-2 Note Principal Balance (End of Period)                                                                       $250,000,000.00
                     A-2 Note Pool Factor (End of Period)                                                                 1.0000000
   A-3 Note Principal Balance (End of Period)                                                                       $110,000,000.00
                     A-3 Note Pool Factor (End of Period)                                                                 1.0000000
   A-4 Note Principal Balance (End of Period)                                                                       $148,350,000.00
                     A-4 Note Pool Factor (End of Period)                                                                 1.0000000
   B Note Principal Balance (End of Period)                                                                          $31,753,426.23
                     B Note Pool Factor (End of Period)                                                                   0.9305033
   Deferred Purchase Price Principal Balance (End of Period)                                                         $21,025,000.00
                     Deferred Purchase Price Pool Factor (End of Period)                                                  1.0000000
   Certificate Principal Balance (end of Period)                                                                        $100,000.00
                     Certificate Pool Factor (endof Period)                                                               1.0000000

COLLATERAL VALUE DECLINE                                                                                             $15,191,403.35
   Pool Balance (Beg. of Collection Period)                                                                         $620,018,569.67
   Pool Balance (End of Collection Period)                                                                          $604,827,166.32

Total Distribution Amount (TDA)                                                                                      $19,640,549.56
   Total Collections and Investment Income for the Period                                                            $19,640,549.56
   Negative Carry Withdrawls                                                                                                  $0.00
   Yield Supplement Withdrawals                                                                                               $0.00

Principal Distribution Amount  (PDA)                                                                                 $15,191,403.35

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                              $15,191,403.35
   A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                   $13,605,208.71
   A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00
   A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00
   A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00
   B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $1,586,194.64
   Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                     $0.00
   Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                        $0.00

Interest Distributable Amount                                                                                         $2,900,230.74
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                   $275,543.94
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                 $1,143,750.00
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                   $506,000.00
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                   $693,536.25
   Noteholders' Interest Distributable Amount applicable to B Notes                                                     $172,254.71
   Deferred Purchase Price Interest Distributable Amount                                                                $108,629.17
   Certificateholders'  Interest Distributable Amount                                                                       $516.67

Spread Account
   Beginning Spread Account Balance                                                                                  $13,000,215.75
   Deposit to Spread Account from Pre-Funding Account                                                                         $0.00
   Deposit to Spread Account from Excess Collections over Distributions                                               $1,657,894.64
   Distribution from Spread Account for Interest / Principal Shortfall                                                        $0.00

   Specified Spread Account Balance                                                                                  $13,000,215.75
   Ending Spread Account Balance (after distributions)                                                               $13,000,215.75

Credit Enhancement                                                                                                             2.15%
   Spread account % of Ending Pool Balance                                                                                     2.15%
   Overcollateralization % of Ending Pool Balance                                                                              0.00%

Scheduled Amounts 30 - 59 days past due                                                                               $1,887,863.42
                     as % of Ending Pool Balance                                                                               0.31%
Scheduled Amounts 60 days or more past due                                                                              $333,590.69
                     as % of Ending Pool Balance                                                                               0.06%
Net Losses on Liquidated Receivables                                                                                          $0.00
                     as % of Ending Pool Balance                                                                               0.00%



   PART III -- SERVICING CALCULATIONS                                                                 16-Feb-99

   1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                                    Pool 1            Pool 2

   Wtd. Avg. APR                                                                                            8.689%            8.689%
   Contract Value (Beg. of Collection Period), by origination pool                                $307,427,880.30   $112,834,830.30
   Contract Value  (End of Collection Period), by origination pool                                $298,820,684.89   $108,357,869.42
                                                                                                   --------------    --------------
   Contract Value Decline                                                                           $8,607,195.41     $4,476,960.88
                                                                                                            2.80%             3.97%
   Initial Pool Balance                                                                           $650,010,787.72
   Pool Balance (End of Collection Period)                                                        $604,827,166.32

   Collections and Investment Income for the period                                                $19,640,549.56
   Negative Carry Withdrawls                                                                                $0.00
   Yield Supplement Withdrawals                                                                             $0.00

   Total Distribution Amount (TDA)                                                                 $19,640,549.56
   Principal Distribution Amount  (PDA)                                                            $15,191,403.35

   Initial B Percentage                                                                                     5.250%
   Unscheduled Principal (per pool)                                                                 $1,713,084.13       $144,049.39
   Total Unscheduled Principal                                                                      $2,370,670.41

   1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                                      Pool 3            Pool 4

   Wtd. Avg. APR                                                                                            8.577%            8.504%
   Contract Value (Beg. of Collection Period), by origination pool                                $147,440,412.33    $52,315,446.74
   Contract Value  (End of Collection Period), by origination pool                                $145,753,165.81    $51,895,446.20
                                                                                                   --------------    --------------
   Contract Value Decline                                                                           $1,687,246.52       $420,000.54
                                                                                                             1.14%             0.80%
   Initial Pool Balance
   Pool Balance (End of Collection Period)

   Collections and Investment Income for the period
   Negative Carry Withdrawls
   Yield Supplement Withdrawals

   Total Distribution Amount (TDA)
   Principal Distribution Amount  (PDA)

   Initial B Percentage
   Unscheduled Principal (per pool)                                                                   $382,955.05       $130,581.84
   Total Unscheduled Principal

   2.  CALCULATION OF DISTRIBUTABLE AMOUNTS
   Principal Distributable Amount                                                                                     15,191,403.35

   A-1 Note Beginning Principal Balance                                                                              $57,193,161.08
   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
   A-1 Noteholders' Share of the Principal Distribution Amount                                                                89.56%
   Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess
     Prefund Acct. Pmt.)                                                                                             $13,605,208.71
   One-Time Excess Prefunding Account Payment                                                                                 $0.00
   A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                   $13,605,208.71

   Principal Distributable Amount Remaining                                                                           $1,586,194.64

   A-2 Note Beginning Principal Balance                                                                             $250,000,000.00
   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
   A-2 Noteholders' Share of the Principal Distribution Amount                                                                 0.00%
   A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00

   Principal Distributable Amount Remaining                                                                           $1,586,194.64

   A-3 Note Beginning Principal Balance                                                                             $110,000,000.00
   A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
   A-3 Noteholders' Share of the Principal Distribution Amount                                                                 0.00%
   A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00

   Principal Distributable Amount Remaining                                                                           $1,586,194.64

   A-4 Note Beginning Principal Balance                                                                             $148,350,000.00
   A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
   A-4 Noteholders' Share of the Principal Distribution Amount                                                                 0.00%
   A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00

   Principal Distributable Amount Remaining                                                                           $1,586,194.64

   B Note Beginning Principal Balance                                                                                $33,339,620.87
   B Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
   B Noteholders' Share of the Principal Distribution Amount                                                                  10.44%
   B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $1,586,194.64

   Principal Distributable Amount Remaining                                                                                   $0.00

   Deferred Purchase Price Beginning Principal Balance                                                               $21,025,000.00
   Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                    $0.00
   Deferred Purchase Price Share of the Principal Distribution Amount                                                          0.00%
   Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                     $0.00

   Certificate Purchase Price Beginning Principal Balance                                                               $100,000.00
   Certificateholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
   Certificateholders' Share of the Principal Distribution Amount                                                              0.00%
   Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                         $0.00

   Interest Accrued on Class A-1 Notes this period                                                                      $275,543.94
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                        $0.00
   Interest Due (in Arrears) on above Shortfall                                                                               $0.00
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                   $275,543.94

   Interest Accrued on Class A-2 Notes this period                                                                    $1,143,750.00
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                        $0.00
   Interest Due (in Arrears) on above Shortfall                                                                               $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                 $1,143,750.00

   Interest Accrued on Class A-3 Notes this period                                                                      $506,000.00
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                        $0.00
   Interest Due (in Arrears) on above Shortfall                                                                               $0.00
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                   $506,000.00



   Interest Accrued on Class A-4 Notes this period                                                                      $693,536.25
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                        $0.00
   Interest Due (in Arrears) on above Shortfall                                                                               $0.00
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                   $693,536.25

   Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                  $2,618,830.19
   Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
   Interest Due (in Arrears) on above Shortfall                                                                               $0.00
   Offered Noteholders' Interest Distributable Amount                                                                 $2,618,830.19

   Interest Accrued on Class B Notes this period                                                                        $172,254.71
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
   Interest Due (in Arrears) on above Shortfall                                                                               $0.00
   Noteholders' Interest Distributable Amount applicable to B Notes                                                     $172,254.71

   Interest Accrued on Deferred Purchase Price this period                                                              $108,629.17
   Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                     $0.00
   Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
   Deferred Purchase Price Interest Distributable Amount                                                                $108,629.17

   Interest Accrued on Certificates this period                                                                             $516.67
   Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
   Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
   Certificateholders' Interest Distributable Amount                                                                        $516.67

   3.  ALLOCATION OF DISTRIBUTION AMOUNTS

   a. Total Distribution Amount (TDA)                                                                                $19,640,549.56

   Administration Fee Shortfall (Previous Period)                                                                             $0.00
   Administration Fee Accrued during this Period                                                                            $166.67
   Administration Fee Paid this Period from TDA                                                                             $166.67
   Administration Fee Shortfall                                                                                               $0.00

   Total Distribution Amount Remaining                                                                               $19,640,382.89

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                        $0.00
   Interest Due (in Arrears) on above Shortfall                                                                               $0.00
   Interest Accrued on Class A-1 Notes this period                                                                      $275,543.94
   Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                              $275,543.94
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                             $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                        $0.00
   Interest Due (in Arrears) on above Shortfall                                                                               $0.00
   Interest Accrued on Class A-2 Notes this period                                                                    $1,143,750.00
   Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                            $1,143,750.00
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                             $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                        $0.00
   Interest Due (in Arrears) on above Shortfall                                                                               $0.00
   Interest Accrued on Class A-3 Notes this period                                                                      $506,000.00
   Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                              $506,000.00
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                             $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                        $0.00
   Interest Due (in Arrears) on above Shortfall                                                                               $0.00
   Interest Accrued on Class A-4 Notes this period                                                                      $693,536.25
   Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                              $693,536.25
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                             $0.00

   Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
   Interest Due (in Arrears) on above Shortfall                                                                               $0.00
   Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                  $2,618,830.19
   Offered Noteholders' Interest Paid this Period from TDA                                                            $2,618,830.19
   Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                   $0.00

   Total Distribution Amount Remaining                                                                               $17,021,552.70

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
   Interest Due (in Arrears) on above Shortfall                                                                               $0.00
   Interest Accrued on B Notes this period                                                                              $172,254.71
   Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                $172,254.71
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                               $0.00

   Total Distribution Amount Remaining                                                                               $16,849,297.99

   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
   A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                            $13,605,208.71
   A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                     $13,605,208.71
   Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

   Total Distribution Amount Remaining                                                                                $3,244,089.28

   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
   A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                     $0.00
   A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
   Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

   Total Distribution Amount Remaining                                                                                $3,244,089.28

   A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
   A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                     $0.00
   A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
   Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

   Total Distribution Amount Remaining                                                                                $3,244,089.28

   A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
   A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                     $0.00
   A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
   Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

   Total Distribution Amount Remaining                                                                                $3,244,089.28

   B Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
   B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                               $1,586,194.64
   B Noteholders' Principal Distributable Amount Paid from TDA                                                        $1,586,194.64
   Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00



   Total Excess Distribution Amount Remaining                                                                         $1,657,894.64

   4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

   Beginning Pre-Funding Account Balance                                                                                      $0.00

   New Collateral Purchased                                                                                                   $0.00
   Deposit to Spread Account                                                                                                  $0.00
   Deposit to Yield Supplement Account                                                                                        $0.00
                                                                                                                              -----
   Payment to Seller                                                                                                          $0.00
   Payment to Class A-1 after Funding is Complete                                                                             $0.00

   Ending Pre-Funding Account Balance                                                                                         $0.00

   Excess Pre-Funded Amount/(Payment to Sellers)                                                                              $0.00

   Adjusted Ending Pre-Funding Account Balance                                                                                $0.00

   5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

   Beginning Negative Carry Account Balance                                                                                   $0.00
   Negative Carry                                                                                                          3.052000%
   Number of Days Remaining                                                                                                  89 days

   Pre-Funded Percentage                                                                                                      0.000%
   Negative Carry Withdrawls                                                                                                  $0.00
   Cumulative Negative Carry Withdrawls                                                                                 $593,232.45
   Maximum Negative Carry Amount                                                                                              $0.00
   Required Negative Carry Account Balance                                                                                    $0.00
   Interim Ending Negative Carry Account Balance                                                                              $0.00
   Negative Carry Amount Released to Seller                                                                                   $0.00

   Ending Negative Carry Account Balance                                                                                      $0.00

   6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

   Beginning Yield Supplement Account Balance                                                                           $513,057.49
   Deposit to Yield Supplement Account from Pre-Funding Account                                                               $0.00
   Receivables Percentage                                                                                                    100.00%
   Withdrawal of Yield Supplement Amount                                                                                      $0.00
   Maximum Yield Supplement Amount                                                                                      $513,057.49
   Required Yield Supplement Amount                                                                                     $513,057.49
   Interim Yield Supplement Account Balance                                                                             $513,057.49
   Yield Supplement Amount Released to Seller                                                                                 $0.00

   Ending Yield Supplement Account Balance                                                                              $513,057.49

   7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

   Beginning Spread Account Balance                                                                                  $13,000,215.75
   Deposit to Spread Account from Pre-Funding Account                                                                         $0.00
   Deposit to Spread Account from Excess Collections over Distributions                                               $1,657,894.64

   Distribution from Spread Account to Noteholders' Distr. Account                                                            $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                      $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                      $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                      $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                      $0.00
   Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                 $0.00

   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                        $0.00

   Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                 $0.00
   Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
   Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
   Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
   Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

   Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                 $0.00
   Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

   Preliminary Spread Account Balance Remaining                                                                      $14,658,110.39

   Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                                 $0.00
   Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                      NO
   12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                          $0.00
   Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                             NO
   60 day or > Delinquent Scheduled Amounts                                                                             $333,590.69
   Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                                  NO
   Are any of the three conditions "YES"?                                                                         NO

   Preliminary A-1 Note Principal Balance (End of Period)                                                            $43,587,952.37
   Preliminary A-2 Note Principal Balance (End of Period)                                                           $250,000,000.00
   Preliminary A-3 Note Principal Balance (End of Period)                                                           $110,000,000.00
   Preliminary A-4 Note Principal Balance (End of Period)                                                           $148,350,000.00
   Preliminary B Note Principal Balance (End of Period)                                                              $31,753,426.23
   Preliminary Total Principal Balance of Notes  (End of Period)                                                    $583,691,378.60

   Specified Spread Account Balance                                                                                   13,000,215.75
   Lesser of:
   (a) 2.00% of the Initial Pool Balance                                                                              13,000,215.75

   (b) the Note Balance                                                                                              583,691,378.60

   Preliminary Spread Account Balance Remaining                                                                      $14,658,110.39
   Preliminary Excess Amount in Spread Account                                                                        $1,657,894.64
   Preliminary Shortfall Amount in Spread Account                                                                             $0.00

   Deposit to Spread Account from Remaing Excess Distribution                                                                 $0.00

   Spread Account Excess                                                                                              $1,657,894.64



   Ending Spread Account Balance (after distributions)                                                               $13,000,215.75
   Net Change in Spread Account Balance                                                                                       $0.00

   Total Excess Distribution Amount Remaining                                                                         $1,657,894.64

   Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                     $0.00
   Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
   Interest Accrued on Deferred Purchase Price this period                                                              $108,629.17
   Deferred Purchase Price Interest Paid from Excess Distribution                                                       $108,629.17
   Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                          $0.00

   Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
   Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
   Interest Accrued on Certificates this period                                                                             $516.67
   Certificateholders' Interest Paid from Excess Distribution                                                               $516.67
   Certificateholders' Interest Carryover Shortfall (Current Period)                                                          $0.00

   Total Excess Distribution Amount Remaining                                                                         $1,548,748.80

   Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                    $0.00
   Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                      $0.00
   Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                $0.00
   Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                         $0.00

   Certificateholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
   Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                          $0.00
   Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                    $0.00
   Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                             $0.00

   Total Excess Distribution Amount Remaining                                                                         $1,548,748.80

   Servicing Fee Shortfall (Previous Period)                                                                                  $0.00
   Servicing Fees Accrued during this Period                                                                            $516,682.14
   Adjustment to Servicing Fee                                                                                          ($43,380.33)
   Adjustment to Excess Distribution Amount Remaining                                                                         $0.00
   Servicing Fees Paid this Period from Excess Distribution                                                             $473,301.81
   Servicing Fee Shortfall                                                                                                    $0.00

   Total Excess Distribution Amount Remaining                                                                         $1,075,446.99

   8.  ENDING BALANCES

   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                         $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                         $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                         $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                         $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                           $0.00
   A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
   A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
   A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
   A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
   B Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
   Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                     $0.00
   Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                    $0.00
   Certificateholders' Interest Carryover Shortfall  (Current Period)                                                         $0.00
   Certificateholders' Principal Carryover Shortfall  (Current Period)                                                        $0.00

   A-1 Note Principal Balance (End of Period)                                                                        $43,587,952.37
   A-2 Note Principal Balance (End of Period)                                                                       $250,000,000.00
   A-3 Note Principal Balance (End of Period)                                                                       $110,000,000.00
   A-4 Note Principal Balance (End of Period)                                                                       $148,350,000.00
   B Note Principal Balance (End of Period)                                                                          $31,753,426.23
   Deferred Purchase Price Principal Balance (End of Period)                                                         $21,025,000.00
   Certificate Principal Balance (end of Period)                                                                        $100,000.00
   Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                       $604,816,378.60

   A-1 Note Pool Factor (End of Period)                                                                                   0.5044902
   A-2 Note Pool Factor (End of Period)                                                                                   1.0000000
   A-3 Note Pool Factor (End of Period)                                                                                   1.0000000
   A-4 Note Pool Factor (End of Period)                                                                                   1.0000000
   B Note Pool Factor (End of Period)                                                                                     0.9305033
   Deferred Purchase Price Pool Factor (End of Period)                                                                    1.0000000
   Certificate Pool Factor (endof Period)                                                                                 1.0000000
   Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                        0.9304867

   Specified Spread Account Balance (after all distributions and adjustments)                                        $13,000,215.75

   Yield Supplement Account Balance (after alldistributions and adjustment):                                            $513,057.49

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO NOTEHOLDERS

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                             16-Feb-99
(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                                                   $13,605,208.71
          per $1,000 original principal amount:                                                                             $157.47

   (b)   A-2 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

   (c)   A-3 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

   (d)   A-4 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

   (e)   B Notes:                                                                                                     $1,586,194.64
           per $1,000 original principal amount:                                                                             $46.48

   (f)   Total                                                                                                       $15,191,403.35

(2) Interest Paid on the Notes

   (a)  A-1 Notes:                                                                                                      $275,543.94
          per $1,000 original principal amount:                                                                               $3.19

   (b)   A-2 Notes:                                                                                                   $1,143,750.00
           per $1,000 original principal amount:                                                                              $4.58

   (c)  A-3 Notes:                                                                                                      $506,000.00
          per $1,000 original principal amount:                                                                               $4.60

   (d)  A-4 Notes:                                                                                                      $693,536.25
          per $1,000 original principal amount:                                                                               $4.68

   (e)  B Notes:                                                                                                        $172,254.71
           per $1,000 original principal amount:                                                                              $5.05

   (f)   Total                                                                                                        $2,791,084.90

(3) Pool Balance at the end of the related Collection Period                                                        $604,827,166.32

(4)  After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                               $43,587,952.37
        (ii)  A-1 Note Pool Factor:                                                                                       0.5044902

   (b) (i)  outstanding principal amount of A-2 Notes:                                                              $250,000,000.00
        (ii)  A-2 Note Pool Factor:                                                                                       1.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                                              $110,000,000.00
        (ii)  A-3 Note Pool Factor:                                                                                       1.0000000

   (d) (i)  outstanding principal amount of A-4 Notes:                                                              $148,350,000.00
        (ii)  A-4 Note Pool Factor:                                                                                       1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                                                 $31,753,426.23
        (ii)  B Note Pool Factor:                                                                                         0.9305033

   (f) (i)  Deferred Purchase Price Balance                                                                          $21,025,000.00
        (ii)  Deferred Purchase Price Pool Factor:                                                                        1.0000000

   (g) (i)  Certificate Balance                                                                                         $100,000.00
        (ii)  Certificate Pool Factor:                                                                                   1.00000000

(5)  Amount of Servicing Fee:                                                                                           $473,301.81
        per $1,000 Beginning of Collection Period:                                                                       1.53955396

(6)  Amount of Administration Fee:                                                                                          $166.67
        per $1,000 Beginning of Collection Period:                                                                       0.00054213

(7)  Aggregate Purchase Amounts for Collection Period:                                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                                  $0.00

(9)  Amount in Spread Account:                                                                                       $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                         NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                       $0.00

(13)  Amount in Yield Supplement Account:                                                                               $513,057.49



CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO CERTIFICATEHOLDERS

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                             16-Feb-99
(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                                                   $13,605,208.71
          per $1,000 original principal amount:                                                                             $157.47

   (b)  A-2 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                               $0.00

   (c)  A-3 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                               $0.00

   (d)  A-4 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                               $0.00

   (e)  B Notes:                                                                                                      $1,586,194.64
          per $1,000 original principal amount:                                                                              $46.48

   (f)  Deferred Purchase Price:                                                                                              $0.00
          per $1,000 original principal amount:                                                                               $0.00

   (g)  Certificates:                                                                                                          0.00
          per $1,000 original principal amount:                                                                               $0.00

   (h)  Total:                                                                                                       $15,191,403.35

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                                                      $275,543.94
          per $1,000 original principal amount:                                                                               $3.19

   (b)  A-2 Notes:                                                                                                    $1,143,750.00
          per $1,000 original principal amount:                                                                               $4.58

   (c)  A-3 Notes:                                                                                                      $506,000.00
          per $1,000 original principal amount:                                                                               $4.60

   (d)  A-4 Notes:                                                                                                      $693,536.25
          per $1,000 original principal amount:                                                                               $4.68

   (e)  B Notes:                                                                                                        $172,254.71
          per $1,000 original principal amount:                                                                               $5.05

   (f)  Deferred Purchase Price:                                                                                        $108,629.17
          per $1,000 original principal amount:                                                                               $5.17

   (g)  Certificates:                                                                                                       $516.67
          per $1,000 original principal amount:                                                                               $5.17

   (h)  Total:                                                                                                        $2,900,230.74

(3)  Pool Balance at end of related Collection Period:                                                              $604,827,166.32

(4)  After giving effect to distributions on this Payment Date:

   (a)  (i)   outstanding principal amount of A-1 Notes:                                                             $43,587,952.37
        (ii)  A-1 Note Pool Factor:                                                                                       0.5044902

   (b)  (i)   outstanding principal amount of A-2 Notes:                                                            $250,000,000.00
        (ii)  A-2 Note Pool Factor:                                                                                       1.0000000

   (c)  (i)   outstanding principal amount of A-3 Notes:                                                            $110,000,000.00
        (ii)  A-3 Note Pool Factor:                                                                                       1.0000000

   (d)  (i)   outstanding principal amount of A-4 Notes:                                                            $148,350,000.00
        (ii)  A-4 Note Pool Factor:                                                                                       1.0000000

   (e)  (i)   outstanding principal amount of B Notes:                                                               $31,753,426.23
        (ii)  C Note Pool Factor:                                                                                         0.9305033

   (f)  (i)   Deferred Purchase Price Balance                                                                        $21,025,000.00
        (ii)  Certificate Pool Factor:                                                                                    1.0000000

   (g)  (i)   Certificate Balance                                                                                        100,000.00
        (ii)  Certificate Pool Factor:                                                                                    1.0000000

(5)  Amount of Servicing Fee:                                                                                           $473,301.81
        per $1,000 Beginning of Collection Period:                                                                        1.5395540

(6)  Amount of Administration Fee:                                                                                          $166.67
        per $1,000 Beginning of Collection Period:                                                                        0.0005421

(7)  Aggregate Purchase Amounts for Collection Period:                                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
        Collection Period:                                                                                                    $0.00

(9)  Amount in Spread Account:                                                                                       $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                        NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                       $0.00

(13)  Amount in Yield Supplement Account:                                                                               $513,057.49



CASE EQUIPMENT LOAN TRUST 1998-C
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                             16-Feb-99
(1)  Payment of Administration Fee to Administrator:                                                                        $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                     $2,791,084.90

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                            $15,191,403.35

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                    $108,629.17

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                          $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                            $516.67

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                              $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                              $473,301.81

(9) Release to Seller from Excess Collections over Distributions                                                      $1,075,446.99

Check for Error                                                                                                   NO ERROR
Sum of Above Distributions                                                                                        $19,640,549.56
Total Distribution Amount plus Releases to Seller                                                                 $19,640,549.56



CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                             16-Feb-99
(1)  Total Distribution Amount:                                                                                      $19,640,549.56

(2)  Administration Fee:                                                                                                    $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                $275,543.94

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                       $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                              $1,143,750.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                       $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                                $506,000.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                       $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                                $693,536.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                      $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                 $172,254.71

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                        $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                             $2,791,084.90
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                       $13,605,208.71

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                             89.56%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                               $13,605,208.71

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                              0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                        $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                              0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                        $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                              0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                        $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                          $1,586,194.64

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                               10.44%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                           $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                  $1,586,194.64

(34)  Noteholders' Principal Distribution Amount:                                                                    $15,191,403.35

(35)  Noteholders' Distributable Amount:                                                                             $17,982,488.25


(36)  Deposit to Spread Account (from excess collections):                                                            $1,657,894.64

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                   $13,000,215.75
   The Lesser of:

   (a) 2.00% of the Initial Pool Balance                                                                             $13,000,215.75


   (b) the Note Balance                                                                                             $583,691,378.60

(38)  Spread Account Balance over the Specified Spread Account Balance:                                               $1,657,894.64



(39)  Deffered Purchase Price Interest Distribution Amount:                                                             $108,629.17

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                                   $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                      0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                      $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                                  $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                                  $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                      $108,629.17

(39)  Certificateholders' Interest Distribution Amount:                                                                     $516.67

(40)  Certificateholders' Interest Carryover Shortfall:                                                                       $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                                 0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                                 $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                             $0.00

(44)  Certificates Principal Distribution Amount:                                                                             $0.00

(45)  Certificates Distribution Amount:                                                                                     $516.67

(46)  Servicing Fee:                                                                                                    $473,301.81



CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                             00-Jan-00
(47)  Excess Amounts Distributed To Seller:
   (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                              $1,075,446.99
   (b) Release of Excess Amount in Negative Carry Account                                                                     $0.00
   (b) Release of Excess Amount in Yield Supplement Account                                                                   $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                                         $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                  $620,018,569.67

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                               $43,587,952.37
           A-1 Note Pool Factor:                                                                                          0.5044902

           Outstanding Principal Balance of A-2 Notes:                                                              $250,000,000.00
           A-2 Note Pool Factor:                                                                                          1.0000000

           Outstanding Principal Balance of A-3 Notes:                                                              $110,000,000.00
           A-3 Note Pool Factor:                                                                                          1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                              $148,350,000.00
           A-4 Note Pool Factor:                                                                                          1.0000000

           Outstanding Principal Balance of B Notes:                                                                 $31,753,426.23
           B Note Pool Factor:                                                                                            0.9305033

           Outstanding Principal Balance of the Deferred Purchase Price:                                             $21,025,000.00
           Deferred Purchase Price Pool Factor:                                                                           1.0000000

           Outstanding Principal Balance of the Certificates:                                                            100,000.00
           Certificate Pool Factor:                                                                                       1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                               $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                                  $0.00

(53)  Spread Account Balance after giving effect to all distributions:                                               $13,000,215.75

                                    17-Feb-99

Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1998-C

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1998-C is provided to Moody's for the following collection period.

          Pool Balance on                                                                                                 06-Jan-99
                                                                                                                    $620,018,569.67
          Pool Balance on                                                                                                 05-Feb-99
                                                                                                                    $604,827,166.32

          Realized Losses during collection period:                                                                           $0.00

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:                                                                 $333,590.69

          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection period:                                                                $0.00

Total Collections During the Collection Period:                                                                      $19,640,549.56

Sincerely,




Ralph Than
Case Credit Corporation